EXHIBIT 10.36
AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
Dated as of January 31, 2008
Among
ABITIBI-CONSOLIDATED U.S. FUNDING CORP.
as the Seller
and
EUREKA SECURITISATION, PLC
as the Investor
and
CITIBANK, N.A.
as a Bank
and
CITIBANK, N.A., LONDON BRANCH
as the Agent
and
THE ORIGINATORS NAMED HEREIN
and
ABITIBI CONSOLIDATED SALES CORPORATION
as Servicer
and
ABITIBI-CONSOLIDATED INC.
as Subservicer

-i-

-ii-

SCHEDULES

SCHEDULE I	-	Deposit Accounts
SCHEDULE II	-	Credit and Collection Policy
SCHEDULE III	-	Addresses
SCHEDULE IV	-	UCC and PPSA Information
SCHEDULE V	-	Special Country Concentration Limits

ANNEXES

ANNEX A-1	-	Form of Monthly Report
ANNEX A-2	-	Form of Weekly Report
ANNEX B	-	Form of Deposit Account Agreement
ANNEX C	-	Form of Collateral Advance Account Agreement
ANNEX D	-	[Intentionally Omitted]
ANNEX E-1	-	Form of Funds Transfer Letter
ANNEX E-2	-	Form of Direction Letter
ANNEX F	-	Form of Undertaking (Originator)
ANNEX G	-	Form of Undertaking (Servicer)
ANNEX H	-	Insurance Policy
ANNEX I	-	Form of Notice of Continuance and Change of Address
ANNEX J	-	Form of Notice of Amalgamation
ANNEX K	-	Form of Assumption Agreement
ANNEX L	-	Form of Notice of Change of Address
ANNEX M	-	Forms of Bank Agreement Security Letters
ANNEX N	-	Form of Certificate Regarding Adverse Claims

-iii-

AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
Dated as of January 31, 2008
          ABITIBI-CONSOLIDATED U.S. FUNDING CORP., a Delaware corporation (the "Seller"), EUREKA SECURITISATION, PLC, an English corporation, as an Investor, CITIBANK, N.A., as a Bank, CITIBANK, N.A., LONDON BRANCH, as operating agent (the "Agent") for the Investors and the Banks (each as defined herein), ABITIBI-CONSOLIDATED INC., a Canadian corporation ("ACI"), ABITIBI CONSOLIDATED SALES CORPORATION, a Delaware corporation ("ACSC"), as Originators (as defined herein), ACI, as Subservicer (as defined herein), and ACSC, as Servicer (as defined herein), agree as follows:
          PRELIMINARY STATEMENT. The Seller, Eureka, Citibank, the Agent, ACI and ACSC (as such terms are herein defined) entered into that certain Receivables Purchase Agreement dated as of October 27, 2005 (as amended prior to the date hereof, the "Original RPA"). The Seller has acquired, and may continue to acquire, Receivables from the Originators (as hereinafter defined), either by purchase or (in the case of ACSC) by contribution to the capital of the Seller, as determined from time to time by the Seller and the applicable Originator. The Seller has sold and is prepared to continue to sell undivided fractional ownership interests (referred to herein as "Receivable Interests") in the Receivables. Eureka (as hereinafter defined) may, in its sole discretion, purchase such Receivable Interests, and the Banks are prepared to purchase such Receivable Interests, in each case on the terms set forth herein. The parties hereto wish to amend and restate the Original RPA in its entirety. Accordingly, the parties agree that the Original RPA is amended and restated to read in its entirety as follows:
ARTICLE I
DEFINITIONS
          Section 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
          "ACCC" means Abitibi Consolidated Company of Canada.
           "ACG" means American Color Graphics, Inc.
          "Adjusted Eurodollar Rate" means, for any Fixed Period, an interest rate per annum equal to the rate per annum obtained by dividing (i) the Eurodollar Rate for such Fixed Period by (ii) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Fixed Period.
          "Adverse Claim" means a lien, security interest, mortgage, pledge, assignment, hypothec, hypothecation, privilege, title retention or other charge or encumbrance, or any other type of preferential arrangement (which, for the avoidance of doubt, does not include Taxes not yet due and payable).
[Receivables Purchase Agreement]

           "Affected Person" has the meaning specified in Section 2.08(a).
          "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person.
          "Affiliated Obligor" means any Obligor that is an Affiliate of another Obligor.
          "Agent's Account" means the special account (account number 311-3744) of the Investor maintained at the office of the Agent in London.
          "Aggregate Loss and Dilution Reserve" means, on any date, an amount equal to the product of (a) the Aggregate Loss and Dilution Reserve Percentage on such date multiplied by (b) the Net Receivables Pool Balance on such date.
          "Aggregate Loss and Dilution Reserve Percentage" means, as of any date, the greater of (a) the sum of (i) the Dynamic Loss Reserve Percentage as of such date plus (ii) the Dynamic Dilution Reserve Percentage as of such date and (b) the sum of (i) the Loss Reserve Floor Percentage as of such date plus (ii) the Dilution Reserve Floor Percentage as of such date.
          "Alternate Base Rate" means a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the highest of:
     (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time as Citibank's base rate;
     (b) 1/2 of one percent above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; and
     (c) the Federal Funds Rate.
     "Amalgamated Entity" has the meaning specified in the definition of "Amalgamation" set forth below.
     "Amalgamation" means the amalgamation of the Continued Entity with a newly incorporated Nova Scotia limited liability company, as described in more detail in Annex J (the resulting entity, the "Amalgamated Entity").

     "Amalgamation Effective Date" has the meaning specified in Section 10.01(d).
     "Amalgamation Opinion" has the meaning specified in Section 10.01(c)(B).
     "Applicable Margin" has the meaning specified in the Fee Agreement.
          "Approved Country" means the United States, Canada, and any other country outside of the European Area other than those:
     (i) whose government or central bank (x) shall have prohibited the sale of the currency of such country in exchange for United States dollars or shall have admitted in writing its inability to pay its debts as the same become due, (y) shall have declared a moratorium on the payment of its debts or the debts of any national governmental authority of such country, or (z) shall have ceased to be a member of the International Monetary Fund or ceased to be eligible to use the resources of the International Monetary Fund; or
     (ii) with respect to which the United States shall have imposed economic sanctions.
          "Asset Purchase Agreement" means (a) in the case of any Bank other than Citibank, the asset purchase agreement entered into by such Bank concurrently with the Assignment and Acceptance pursuant to which it became party to this Agreement and (b) in the case of Citibank, the secondary market agreement, asset purchase agreement or other similar liquidity agreement entered into by Citibank for the benefit of Eureka, to the extent relating to the sale or transfer of interests in Receivable Interests.
          "Assignee Rate" for any Fixed Period for any Receivable Interest means an interest rate per annum equal to the Adjusted Eurodollar Rate for such Fixed Period plus the Applicable Margin; provided, however, that in case of:
          (i) any Fixed Period on or prior to the first day of which an Investor or Bank shall have notified the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Investor or Bank to fund such Receivable Interest at the Assignee Rate set forth above (and such Investor or Bank shall not have subsequently notified the Agent that such circumstances no longer exist),
          (ii) any Fixed Period of one to (and including) 29 days (it being understood and agreed that this clause (ii) shall not be applicable to a Fixed Period for which Yield is to be computed by reference to the Adjusted Eurodollar Rate that is intended to have a one-month duration but due solely to LIBOR interest period convention the duration thereof will be less than 30 days),
          (iii) any Fixed Period as to which the Agent does not receive notice, by no later than 12:00 noon (New York City time) on the third Business Day preceding the first day of such Fixed Period, that the related Receivable

Interest will not be funded by Eureka through the issuance of Promissory Notes, or
          (iv) any Fixed Period for a Receivable Interest the Capital of which allocated to the Investors or the Banks is less than $500,000, the "Assignee Rate" for such Fixed Period shall be an interest rate per annum equal to the Alternate Base Rate in effect from time to time during such Fixed Period plus the Applicable Margin; provided further that at any time when an Event of Termination shall exist, the "Assignee Rate" for such Fixed Period shall be an interest rate per annum equal to the Alternate Base Rate in effect from time to time during such Fixed Period plus the Applicable Margin plus 2.0%.
          "Assignment and Acceptance" means an assignment and acceptance agreement entered into by a Bank, an Eligible Assignee and the Agent, pursuant to which such Eligible Assignee may become a party to this Agreement, in a form acceptable to the Agent and approved by the Seller (which approval by the Seller shall not be unreasonably withheld or delayed and shall not be required if an Event of Termination or an Incipient Event of Termination has occurred and is continuing).
          "Assumption Agreement" means an Assumption Agreement made by the Amalgamated Entity in favor of the Agent, the Investors, the Banks, the Seller and ACSC, substantially in the form of Annex K hereto, as the same may be amended, modified or restated from time to time.
          "Average Dilution Ratio" means, for any calendar month, the product of (i) the sum of (A) the Dilution Ratio for such calendar month plus (B) 50% of the Dilution Ratio for the immediately preceding calendar month multiplied by (ii) 0.6667.
          "Bank Agreement" means the Credit Agreement dated as of October 3, 2005 among ACI and Abitibi-Consolidated Company of Canada, as borrowers, Canadian Imperial Bank of Commerce and the other financial institutions from time to time party thereto, as the same may be amended, restated or supplemented from time to time.
          "Bank Agreement Security Letters" means, collectively, a request letter from ACI to Canadian Imperial Bank of Commerce and a confirmation letter between Canadian Imperial Bank of Commerce and the Agent, in the forms attached hereto as Annex M.
          "Bank Commitment" of any Bank means, (a) with respect to Citibank, $350,000,000 or such amount as reduced or increased by any Assignment and Acceptance entered into between Citibank and other Banks; or (b) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's Bank Commitment, in each case as such amount may be reduced or increased by an Assignment and Acceptance entered into between such Bank and an Eligible Assignee, and as may be further reduced (or terminated) pursuant to the next sentence. Any reduction (or termination) of the Purchase Limit pursuant to the terms of this Agreement shall reduce ratably (or terminate) each Bank's Bank Commitment.

          "Banks" means Citibank and each Eligible Assignee that shall become a party to this Agreement pursuant to Section 10.03.
          "Business Day" means any day on which (i) banks are not authorized or required to close in London, New York City or Montreal, and (ii) if this definition of "Business Day" is utilized in connection with the Eurodollar Rate, dealings are carried out in the London interbank market.
          "Canadian Dollars" or "CAD" means dollars in the lawful currency of Canada.
          "Canadian Originator" means ACL.
          "Capital" of any Receivable Interest means the original amount paid to the Seller for such Receivable Interest at the time of its purchase by Eureka or a Bank pursuant to this Agreement, or such amount divided or combined in accordance with Section 2.07, in each case reduced from time to time by Collections distributed on account of such Capital pursuant to Section 2.04(e); provided that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.
          "Cash Collateral" has the meaning specified in Section 2.17(b).
          "Cash Secured Advance" means, in respect of any Bank, without duplication, the aggregate amount of the proceeds (a) (i) of the advance, if any, made by such Bank pursuant to Section 2.01(d) and (ii) of such Bank's ratable share of any applications of Collections of Receivables during the Term Period for such Bank to reduce the "Capital" in respect of the Receivable Interest hereunder and (b) on deposit at such time in the Collateral Advance Account (including any such proceeds invested by the Agent at such time in Eligible Investments pursuant to Section 6.08(c)), it being understood that the amount of such Bank's Cash Secured Advance shall be decreased by such Bank's ratable share of the funds paid from time to time from the Collateral Advance Account to the Seller to make a purchase of an interest in the Receivable Interest from time to time during the Term Period for such Bank.
          "Cash Secured Advance Commencement Date" means, with respect to any Bank, the same day as the Term-Out Bank Purchase Date for such Bank, provided that the Cash Secured Advance Commencement Date shall occur if, but only if, the Facility Termination Date shall not have occurred on or prior to such date and no Event of Termination or Incipient Event of Termination exists on such date.
          "Change of Address" means the first change of address of the principal place of business, chief executive office and location of receivables records of each of the Seller and ACSC hereunder as described in the Notice of Change of Address.
          "Change of Address Effective Date" has the meaning specified in Section 10.01(e).
           "Citibank" means Citibank, N.A., a national banking association.

          "CLB" means Citibank, N.A., London Branch.
          "CNAI" means Citicorp North America, Inc., a Delaware corporation.
          "Code" means the Internal Revenue Code of 1986, as amended.
          "Collateral Advance Account" has the meaning specified in Section 6.08(a).
          "Collateral Advance Account Agreement" means an agreement among the Servicer, the Seller, the Agent and the Collateral Advance Account Bank in substantially the form of Annex C.
          "Collateral Advance Account Bank" has the meaning specified in Section 6.08(a).
          "Collateral Advance Account Direction" has the meaning specified in Section 6.08(b).
          "Collection Delay Period" means 10 days or such other number of days as the Agent may select upon three Business Days' notice to the Seller.
          "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, (i) all cash proceeds of Related Security with respect to such Receivable, (ii) any Collection of such Receivable deemed to have been received pursuant to Section 2.04 and (iii) any Insurance Proceeds received with respect to such Receivable.
          "Commitment Termination Date" means the earliest of (a) January 29, 2009, unless, prior to such date (or the date so extended pursuant to this clause), upon the Seller's request, made not more than 45 days prior to the then Commitment Termination Date, one or more Banks having Bank Commitments equal to 100% of the Purchase Limit shall in their sole discretion consent, which consent shall be given not more than 30 days prior to the then Commitment Termination Date, to the extension of the Commitment Termination Date to a date occurring not more than 364 days after the then Commitment Termination Date; provided, however, that any failure of any Bank to respond to the Seller's request for such extension shall be deemed a denial of such request by such Bank, (b) the Facility Termination Date, (c) the date determined pursuant to Section 7.01, and (d) the date the Purchase Limit reduces to zero pursuant to Section 2.01(b); provided, however, that if, and only if, there shall have occurred a Cash Secured Advance Commencement Date for any Bank, the Commitment Termination Date for such Bank shall mean the earliest of July 29, 2009 and the dates referenced in the preceding clauses (b), (c) and (d).
          "Concentration Limit" for any Obligor means at any time 4.00% ("Normal Concentration Limit"), or, with respect to an Obligor which has a billing address in the United States or Canada, such higher credit limit ("Special Concentration Limit") for such Obligor which (i) prior to the occurrence of any Insurance Policy Event, is designated by the Insurer under the Insurance Policy; provided that if (x) the Receivables related to an Investment Grade Obligor are greater than 10% of the Net Receivables Pool Balance or (y) the Receivables related to a Non-Investment Grade Obligor are greater than 6% of the Net Receivables Pool Balance, then any Special Concentration Limit with respect to the related Obligor shall be subject to the prior written consent of the Agent, and (ii) on and after the occurrence of any Insurance Policy Event, corresponds to the Uninsured Special Concentration Limit for such Obligor; provided further that, in the case of an Obligor with any Affiliated Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor (except that Sun Media Corporation shall not be so treated as one Obligor with Quebecor World Inc. and its other Affiliated Obligors); and provided further that the Agent may, in its sole discretion and at any time, on account of bona fide credit reasons, reduce or cancel any Special Concentration Limit (including any Uninsured Special Concentration Limit) and reinstate the Normal Concentration Limit upon notice to the Seller. For the purposes of the foregoing definition, prior to the occurrence of any Insurance Policy Event, the Special Concentration Limits for (x) ACG shall be 6%, and (y) Vertis Inc. shall be 6%, subject in each case to Agent's right to cancel such Special Concentration Limits and reinstate the Normal Concentration Limit as set forth above.
          "Continuance" means ACI's continuance of itself under the laws of Nova Scotia and the related change of the address of its registered office, as described in more detail in Annex I (such continued entity, the "Continued Entity").
          "Continuance Effective Date" has the meaning specified in Section 10.01(c).
          "Continued Entity" has the meaning specified in the definition of "Continuance" set forth above.
          "Contract" means an agreement between an Originator and an Obligor (including, in the case of any open account agreement, an invoice), pursuant to or under which such Obligor shall be obligated to pay for merchandise, insurance or services from time to time.
          "Control Event" means (i) a Servicer Default, (ii) an Event of Termination, (iii) a Significant Incipient Event of Termination or (iv) an event that, but for notice or lapse of time or both, would constitute a Servicer Default pursuant to clause (iv)(B) or (vi) of the definition thereof.
          "Country Concentration Limit" means at any time, for any Approved Country other than the United States or Canada, 4.00% (or, if such Approved Country is not listed on the "Country Schedule" to the Insurance Policy, 2.00%) of the Net Receivables Pool Balance (the "Normal Country Concentration Limit"), or such other higher percentage (a "Special Country Concentration Limit") for such Approved Country as is designated on Schedule V hereto and, after the date of this Agreement, is designated by the Agent in its sole discretion in a writing delivered to the Seller; provided that the Agent may, in its sole discretion and at any time, on account of bona fide credit reasons, reduce or cancel any Special Country Concentration Limit and reinstate the Normal Country Concentration Limit with respect to the applicable Approved Country upon notice to the Seller.
          "CP Fixed Period Date" means, for any Receivable Interest, the date of purchase of such Receivable Interest and thereafter the first day of each calendar month or any other day as shall have been agreed to in writing by the Agent and the Seller prior to the first day of such Fixed Period.

          "Credit and Collection Policy" means those receivables credit and collection policies and practices of the Originators in effect on the date of this Agreement and described in Schedule II hereto, as modified in compliance with this Agreement.
          "Debt" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.
          "Debt Rating" for any Person, means the public rating by S&P of such Person's long term non credit enhanced, senior unsecured debt, or the corporate family rating assigned to such Person by Moody's.
          "Defaulted Receivable" means an Originator Receivable:
          (i) as to which any payment, or part thereof, remains unpaid for more than 90 days from the original due date for such payment;
          (ii) as to which the Obligor thereof or any other Person obligated thereon has taken any action, or suffered any event to occur, of the type described in Section 7.01(g);
          (iii) which, consistent with the Credit and Collection Policy, would be written off the applicable Originator's or the Seller's books as uncollectible; or
          (iv) for which the applicable Originator or the Seller has (or, consistent with the Credit and Collection Policy, should have) established an Obligor specific reserve for non payment.
          "Deferred Purchase Price" has the meaning specified in the Originator Purchase Agreement.
          "Delinquency Ratio" means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the aggregate Outstanding Balance of all Originator Receivables that were Delinquent Receivables on such day by (ii) the aggregate Outstanding Balance of all Originator Receivables on such day. For the purpose of calculating the Delinquency Ratio as of any date, Originator Receivables shall include all Repurchased Receivables which were Delinquent Receivables as of such date.
          "Delinquent Receivable" means an Originator Receivable that is not a Defaulted Receivable and:

          (i) as to which any payment, or part thereof, remains unpaid for more than 30, but not more than 90, days from the original due date for such payment; or
          (ii) which, consistent with the Credit and Collection Policy, would be classified as delinquent by the applicable Originator or the Seller.
          "Deposit Account" means an account maintained at a Deposit Bank into which (i) Collections in the form of checks and other items are deposited that have been sent to one or more Lock-Boxes by Obligors and/or (ii) Collections in the form of electronic funds transfers and other items are paid directly by Obligors.
          "Deposit Account Agreement" means an agreement, in substantially the form of Annex B.
          "Deposit Bank" means any of the banks holding one or more Deposit Accounts.
          "Diluted Receivable" means, without duplication, that portion (and only that portion) of any Originator Receivable which is either (a) reduced or canceled as a result of (i) any defective, rejected or returned merchandise or services, any cash discount, or any failure by the applicable Originator to deliver any merchandise or provide any services or otherwise to perform under the underlying Contract, (ii) any change in the terms of, or cancellation of, a Contract or any cash discount, discount for quick payment or other adjustment by the applicable Originator which reduces the amount payable by the Obligor on the related Originator Receivable (except any such change or cancellation resulting from or relating to the financial inability to pay or insolvency of the Obligor of such Originator Receivable) or (iii) any set off by an Obligor in respect of any claim by such Obligor as to amounts owed by it on the related Originator Receivable (whether such claim arises out of the same or a related transaction or an unrelated transaction), (b) subject to any specific dispute, offset, counterclaim or defense whatsoever (except the discharge in bankruptcy of the Obligor thereof) or (c) the outstanding balance of the related invoice that was reversed due to unship-reship transactions; provided that Diluted Receivables are calculated assuming that all chargebacks are resolved in the Obligor's favor.
          "Dilution Horizon Factor" means, as of any date, a ratio computed by dividing (i) the sum of (A) the aggregate original Outstanding Balance of all Originator Receivables created by the Originators during the most recently ended calendar month plus (B) 50% of the aggregate original Outstanding Balance of all Originator Receivables created by the Originators during the second most recently ended calendar month by (ii)(A) the Outstanding Balance of Originator Receivables (other than Defaulted Receivables) as at the last day of the most recently ended calendar month minus (B) the aggregate amount of Unapplied Cash/Credit Memos as at the last day of the most recently ended calendar month.
          "Dilution Ratio" means, as of any date, the ratio (expressed as a percentage) computed for the most recently ended calendar month by dividing (i) the aggregate amount of Originator Receivables which became Diluted Receivables during such calendar month (but excluding, solely for the purpose of calculating the Dilution Reserve Floor Percentage and the

Dynamic Dilution Reserve Percentage, any portion of such Diluted Receivables constituting amounts relating to Off-Invoice Allowance Accruals) by (ii) the sum of (A) 50% of the aggregate Outstanding Balance (in each case, at the time of creation) of all Originator Receivables created during the calendar month preceding such calendar month plus (B) 50% of the aggregate Outstanding Balance (in each case, at the time of creation) of all Originator Receivables created during the second calendar month preceding such calendar month.
          "Dilution Reserve Floor Percentage" means, as of any date, the product of (a) the average of the Dilution Ratios for each of the twelve most recently ended calendar months and (b) the Dilution Horizon Factor.
          "Dilution Volatility Ratio" means, as of any date, a ratio (expressed as a percentage) equal to the product of (a) the highest of the Average Dilution Ratios calculated for each of the twelve most recently ended calendar months minus the average of the Dilution Ratios calculated for each of the twelve most recently ended calendar months, and (b) a ratio calculated by dividing the highest of the Average Dilution Ratios calculated for each of the twelve most recently ended calendar months by the average of the Dilution Ratios calculated for each of the twelve most recently ended calendar months.
          "Direction Letter" means that certain letter executed and delivered by the Seller to the Agent and dated the date hereof, in the form of Annex E-2 hereto.
          "Dollar Equivalent" means, as of any date, the amount obtained by applying the rate for converting currency into Dollars at the spot rate of exchange for that currency as reasonably determined and advised by the Agent.
          "Dollars" or "$" means dollars in the lawful currency of the United States.
          "Dynamic Dilution Reserve Percentage" means, as of any date, the product of (a) the sum of (i) the product of (x) 2.25, multiplied by (y) the average of the Dilution Ratios for each of the twelve most recently ended calendar months, plus (ii) the Dilution Volatility Ratio as at the last day of the most recently ended calendar month, multiplied by (b) the Dilution Horizon Factor as of such date.
          "Dynamic Loss Reserve Percentage" means, as of any date, the product of (i) the Stress Factor as of such date multiplied by (ii) the Loss Horizon Factor as of such date multiplied by (iii) the highest of the Three-Month Loss Ratios calculated for each of the twelve most recently ended calendar months.
          "Eligible Assignee" means (i) Citibank or any of its Affiliates, (ii) any Person managed by Citibank, CNAI or any of their Affiliates, or (iii) any financial or other institution acceptable to the Agent and approved by the Seller (which approval by the Seller shall not be unreasonably withheld or delayed (it being understood that it would be reasonable for the Seller to withhold its consent to any assignment if, as a result thereof, the Seller or its Affiliates would be exposed to any greater liability of any type (including, without limitation, indemnification costs and expenses) than would be the case if such assignment had not occurred) and shall not be required if an Event of Termination or an Incipient Event of Termination has occurred and is continuing).

          "Eligible Institution" means a depository institution organized under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank authorized under any such laws), (a) whose senior long-term unsecured debt obligations are rated at least A- or better by S&P and A3 or better by Moody's, and (b) which is subject to regulation regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b), if applicable, and (c) which has a combined capital and surplus of at least $100,000,000.
          "Eligible Investments" means book entry securities entered on the books of the registrar of such securities and held in the name or on behalf of the Agent, negotiable instruments or securities represented by instruments in bearer or registered form (registered in the name of the Agent or its nominee) which evidence:
          (i) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the United States;
          (ii) insured demand deposits, time deposits or certificates of deposit of any commercial bank that (A) is a member of the Federal Reserve System, (B) issues (or the parent of which issues) commercial paper rated, at the time of the investment or contractual commitment to invest therein, as described in clause (iv), (C) is organized under the laws of the United States or any state thereof and (D) has combined capital and surplus of at least $500,000,000;
          (iii) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses (i) and (ii) above entered into with any bank of the type described in clause (ii) above;
          (iv) commercial paper (maturing no later than the Business Day prior to the first Settlement Date (Yield and Fees) following the date of purchase) having, at the time of the investment or contractual commitment to invest therein, the highest short term rating from each of S&P and Moody's;
          (v) investments in no load money market funds having a rating from each rating agency rating such fund in its highest investment category (including such funds for which the Agent or any of its Affiliates is investment manager or advisor); and
          (vi) any other investments agreed upon between the Seller and the Agent.

"Eligible Obligor" means an Obligor which:
          (i) has a billing address in an Approved Country; and
          (ii) is not a Person with respect to which the United States, Canada or any other Approved Country shall have imposed sanctions; and
          (iii) is not in violation of any applicable law, rule or regulation relating to terrorism or money-laundering ("Anti-Terrorism Laws"), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the "Executive Order"), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 and the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada); and
          (iv) is not a Person (A) that is listed in the annex to, or otherwise subject to the provisions of, the Executive Order, (B) that is owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order, (C) with which an Affected Person or an Originator is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (D) that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order, or (E) that is named as a "specifically designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website or any replacement website or other replacement official publication of such list or any similar lists published in any other Approved Country; and
          (v) is not a Person (A) whose property or interest in property is otherwise blocked or subject to blocking pursuant to Section 1 of the Executive Order or any other Anti-Terrorism Law, or (B) that engages in any dealings or transactions prohibited by Section 2 of the Executive Order or any other Anti-Terrorism Law, or is otherwise associated with any such Person in any manner violative of such Section 2 or any other Anti-Terrorism Law.
"Eligible Receivable" means, at any time, a Receivable:
          (i) (x) the related Obligor of which is (A) Vertis Inc. or (B) ACG, or (y) which is, prior to any Insurance Policy Event, fully insured (to the extent provided for therein) by the Insurance Policy;
          (ii) the Obligor of which is an Eligible Obligor, is not an Affiliate of any of an Originator or the Seller, and is not a Canadian federal or provincial Crown corporation;
          (iii) the Obligor of which is not a government or a governmental subdivision or agency; provided, however, that if a Receivable satisfies all of the requirements of an Eligible Receivable other than this clause

(iii), such Receivable shall be an Eligible Receivable, but only to the extent that including such Receivable as an Eligible Receivable will not cause the aggregate Outstanding Balance of all Receivables included as Eligible Receivables, the Obligor of which is a government or a governmental subdivision or agency, to exceed 1% of the aggregate Outstanding Balance of all Eligible Receivables;
          (iv) which is not a Defaulted Receivable;
          (v) the Obligor of which is not the Obligor of any Defaulted Receivables which in the aggregate constitute 10% or more of the aggregate Outstanding Balance of all Receivables of such Obligor;
          (vi) which has been billed and, according to the Contract related thereto, is required to be paid in full within 60 days of the original billing date therefor or, prior to any Insurance Policy Event, within 90 days of the original billing date therefor if the "maximum payment terms" with respect to such Receivable set forth in the Insurance Policy permits such payment terms;
          (vii) which is an obligation representing all or part of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended, and the nature of which is such that its purchase with the proceeds of notes would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended;
          (viii) which (A) in the case of a Receivable originated by the U.S. Originator, is an "account" or "payment intangible" within the meaning of Article 9 of the UCC of the applicable jurisdictions governing the perfection of the interest created by a Receivable Interest and (B) in the case of a Receivable originated by the Canadian Originator, is an "account" or "intangible" within the meaning of the PPSA or a "claim" under the Civil Code of Quebec;
          (ix) which (A) in the case of a Receivable originated by the U.S. Originator, is denominated and payable only in Dollars in the United States, (B) in the case of an International Receivable originated by the Canadian Originator, is denominated and payable only in Dollars in the United States, and (C) in the case of a Receivable other than an International Receivable originated by the Canadian Originator, is denominated and payable only in Dollars or Canadian Dollars in Canada;
          (x) which arises under a Contract which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable and is not subject to any Adverse Claim or any dispute, offset, counterclaim or defense whatsoever (except the potential discharge in bankruptcy of such Obligor) and is not settled on a net basis;

          (xi) which represents a bona fide obligation of the Obligor of such Receivable to pay the stated amount;
          (xii) as to which the applicable Originator has satisfied and fully performed all obligations with respect to such Receivable required to be fulfilled by it other than customary warranty obligations, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor;
          (xiii) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which none of the Seller, the applicable Originator or the Obligor is in violation of any such law, rule or regulation in any material respect;
          (xiv) which arises under a Contract which does not contain a legally enforceable provision requiring the Obligor thereunder to consent to the transfer, sale or assignment of the rights of the Seller or the applicable Originator thereunder (unless a written consent of such Obligor has been obtained) or that otherwise purports to restrict the ability of the Agent, the Investors or the Banks to exercise their rights under this Agreement, including, without limitation, their right to review the related invoice or the payment terms of such Contract;
          (xv) which arose from the sale of goods or the rendering of services in the ordinary course of the applicable Originator's business;
          (xvi) which has not been extended, rewritten or otherwise modified from the original terms thereof (except as permitted by Section 6.02(c));
          (xvii) the transfer, sale or assignment of which does not contravene any applicable law, rule or regulation;
          (xviii) which (A) satisfies all applicable requirements of the Credit and Collection Policy and (B) complies with such other criteria and requirements (other than those relating to the collectibility of such Receivable) as the Agent may from time to time specify to the Seller on account of bona fide credit reasons upon 30 days' notice; and
          (xvix) which, if the Obligor thereof has a billing address in Canada, satisfies the requirements of Sections 4.01(s) and (t).
          "E-Mail Seller Report" has the meaning specified in Section 6.02(g).
          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which ACI or any of its Subsidiaries is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which ACI or any of its Subsidiaries is a member.
          "Eureka" means Eureka Securitisation, plc, an English corporation, and any successor or permitted assign under Section 10.03 of Eureka that is a receivables investment company which in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables.
          "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.
          "Eurodollar Rate" means, for any Fixed Period, an interest rate per annum equal to the rate per annum at which deposits in U.S. dollars are offered by the principal office of Citibank in London, England to prime banks in the London interbank market at 11:00 A.M. (London Time) two Business Days before the first day of such Fixed Period in an amount substantially equal to the Capital associated with such Fixed Period on such first day and for a period equal to such Fixed Period.
          "Eurodollar Rate Reserve Percentage" of any Investor or Bank for any Fixed Period in respect of which Yield is computed by reference to the Adjusted Eurodollar Rate means the reserve percentage applicable two Business Days before the first day of such Fixed Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such Fixed Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Investor or Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Liabilities is determined) having a term equal to such Fixed Period.
          "European Area" means the United Kingdom, Belgium, Ireland and Germany.
          "Event of Termination" has the meaning specified in Section 7.01.
          "Excess Interest" means, in respect of Cash Secured Advances at any time, the excess of (i) the aggregate unpaid accrued interest on the Cash Secured Advances at such time over (ii) the aggregate interest and dividends received by the Agent in respect of the Cash Collateral and available for withdrawal from the Collateral Advance Account at such time.
          "Facility Termination Date" means the earliest of (a) January 27, 2011 or (b) the date determined pursuant to Section 7.01 or (c) the date the Purchase Limit reduces to zero pursuant to Section 2.01(b).

          "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.
          "Fee Agreement" has the meaning specified in Section 2.05(b).
          "Fees" has the meaning specified in Section 2.05(b).
          "Finance Charge" means, with respect to any Receivable, any interest, finance charges or other similar charges payable at any time by an Obligor in connection with such Receivable not having been paid on the due date thereof.
          "Fixed Period" means, with respect to any Receivable Interest:
     (a) in the case of any Fixed Period in respect of which Yield is computed by reference to the Investor Rate, each successive period commencing on each CP Fixed Period Date for such Receivable Interest and ending on the next succeeding CP Fixed Period Date for such Receivable Interest; and
     (b) in the case of any Fixed Period in respect of which Yield is computed by reference to the Assignee Rate, each successive period of from one to and including 29 days, or a period of one month, as the Seller shall select and the Agent may approve on notice by the Seller received by the Agent (including notice by telephone, confirmed in writing) not later than 11:00 A.M. (New York City time) on (A) the day which occurs three Business Days before the first day of such Fixed Period (in the case of Fixed Periods in respect of which Yield is computed by reference to the Adjusted Eurodollar Rate) or (B) the first day of such Fixed Period (in the case of Fixed Periods in respect of which Yield is computed by reference to the Alternate Base Rate), each such Fixed Period for such Receivable Interest to commence on the last day of the immediately preceding Fixed Period for such Receivable Interest (or, if there is no such Fixed Period, on the date of purchase of such Receivable Interest), except that if the Agent shall not have received such notice, or the Agent and the Seller shall not have so mutually agreed, before 11:00 A.M. (New York City time) on such day, such Fixed Period shall be one day;
provided, however, that:
          (i) any Fixed Period in respect of which Yield is computed by reference to the Assignee Rate (other than a Fixed Period of one day) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day (provided, however, if Yield in respect of such Fixed Period is computed by reference to the Adjusted Eurodollar Rate, and such Fixed Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Fixed Period shall end on the next preceding Business Day);
          (ii) in the case of any Fixed Period of one day, (A) if such Fixed Period is the initial Fixed Period for a Receivable Interest, such Fixed Period shall be the day of the purchase of such Receivable Interest; (B) any subsequently occurring Fixed Period which is one day shall, if the immediately preceding Fixed Period is more than one day, be the last day of such immediately preceding Fixed Period and, if the immediately preceding Fixed Period is one day, be the day next following such immediately preceding Fixed Period; and (C) if such Fixed Period occurs on a day immediately preceding a day which is not a Business Day, such Fixed Period shall be extended to the next succeeding Business Day; and
          (iii) in the case of any Fixed Period for any Receivable Interest which commences before the Termination Date for such Receivable Interest and would otherwise end on a date occurring after such Termination Date, such Fixed Period shall end on such Termination Date and the duration of each Fixed Period which commences on or after the Termination Date for such Receivable Interest shall be of such duration (including, without limitation, one day) as shall be selected by the Agent or, in the absence of any such selection, each period of thirty days from the last day of the immediately preceding Fixed Period.
          "Foreign Currency Adjustment" means, as of any date of determination, an amount equal to the product of (A) the Outstanding Balance of Receivables that are denominated in Canadian Dollars as of such date multiplied by (B) the product of (i) the largest monthly decline (in percentage terms) of the Canadian Dollar versus the Dollar during the most recent sixty months multiplied by (ii) a stress factor of 1.25.
          "Foreign Currency Long-Term Debt Rating" for any Approved Country means the rating by S&P or Moody's of such Approved Country's public, long-term foreign currency debt.
          "Four Party Agreement" means that certain Second Amended and Restated Four Party Agreement for Sold Accounts (General), dated as of the date hereof, among ACI, the Seller, the Agent and the Insurer.
          "Funds Transfer Letter" means that certain letter executed and delivered by the Seller to the Agent and dated October 27, 2005, in the form of Annex E-l hereto, as the same may be amended or restated in accordance with the terms thereof.
          "GST" means all goods and services tax payable under Part IX of the Excise Tax Act (Canada), all QST and all harmonized sales tax in the Provinces of Nova Scotia, Newfoundland and New Brunswick payable under the Excise Tax Act (Canada), as such statutes may be amended, modified, supplemented or replaced from time to time, including any successor statute.

          "Impermissible Qualification" means, relative to the opinion or report of any independent auditors as to any financial statement, any qualification or exception to such opinion or report which (i) is of a "going concern" or similar nature; (ii) relates to any limited scope of examination of material matters relevant to such financial statement, if such limitation results from the refusal or failure of the Parent or any of its Subsidiaries to grant access to necessary information therefor; or (iii) relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would result in (x) a material adverse effect on the financial condition, business, operations, assets or liabilities of the Parent and its Subsidiaries taken as a whole, (y) a material adverse effect on the ability of the Servicer or the Seller to perform its obligations under this Agreement or any other Transaction Document, or (z) a material impairment of the rights or remedies of Agent, the Investors or the Banks under this Agreement or any other Transaction Document.
          "Incipient Event of Termination" means an event that but for notice or lapse of time or both would constitute an Event of Termination.
          "Indemnified Party" has the meaning specified in Section 9.01.
          "Insurance Policy" means that certain Accounts Receivable Policy (Shipments) General Terms and Conditions, plus the Coverage Certificate effective September 1, 2006 (together with all schedules and endorsements and other documents issued by the Insurer in connection therewith), together with any replacement Coverage Certificates, issued by the Insurer to ACI, a copy of which is annexed hereto as Annex H.
          "Insurance Policy Event" means the occurrence of any of the following: (i) the Insurance Policy shall, for any reason, be terminated or otherwise no longer be in full force and effect, (ii) an event of the type described in Section 7.01(g) shall occur with respect to either entity comprising the Insurer, (iii) (A) either entity comprising the Insurer fails to make a payment under the Insurance Policy, (B) either entity comprising the Insurer rejects or denies claims submitted under the Insurance Policy or (C) there is a claim payment return pursuant to Section 25 of the Insurance Policy in a cumulative aggregate amount with respect to (A), (B) and (C) of this clause (iii) in excess of $1,000,000 (if any such claim is subsequently paid by the Insurers then the cumulative aggregate amount referred to above shall be reduced by the amount of any such payment), (iv) the terms of any Coverage Certificate issued in replacement of the Coverage Certificate comprising part of the Insurance Policy on November 24, 2006 are deemed unfavorable to the Agent, the Investors or the Banks by the Agent (in its reasonable discretion) when compared with the Coverage Certificate current as of November 24, 2006, or (v) the aggregate claims made under the Insurance Policy in any Policy Period (as defined in the Insurance Policy) with respect to receivables that are not Originator Receivables and the Obligors of which are not located in Canada shall exceed an amount equal to 7.50% of EDC's Maximum Liability Amount (as defined in the Coverage Certificate included in the Insurance Policy).
          "Insurance Proceeds" means any amounts paid by the Insurer under the Insurance Policy with respect to claims relating to Originator Receivables.

          "Insurer" means, collectively, Export Development Canada and Compagnie Française d'Assurance pour le Commerce Extérieur — Canada Branch.
          "Intercompany Agreement (Undertaking Agreements)" means that certain Intercompany Agreement (Undertaking Agreements) between ACSC and ACI dated as of December 21, 2007, as the same may be amended, modified or restated from time to time pursuant to its terms.
          "International Receivable" means a Receivable the Obligor of which has a billing address in an Approved Country other than the United States or Canada.
          "Investment Grade Obligor" means an Obligor having Debt Ratings equal to the Required Ratings, provided that, if (a) either a Debt Rating from S&P or Moody's (but not both) is not available, the Obligor will be an Investment Grade Obligor only if the available Debt Rating is BBB- or above or Baa3 or above, as applicable, and (b) a Debt Rating is not available from S&P and is also not available from Moody's, then the Obligor will not be an Investment Grade Obligor.
          "Investor" means Eureka and all other owners by assignment or otherwise of a Receivable Interest originally purchased by Eureka and, to the extent of the undivided interests so purchased, shall include any participants.
          "Investor Rate" for any Fixed Period for any Receivable Interest means the per annum rate equivalent to the weighted average of the per annum rates paid or payable by Eureka from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) in respect of those Promissory Notes issued by Eureka that are allocated, in whole or in part, by the Agent (on behalf of Eureka) to fund the purchase or maintenance of such Receivable Interest during such Fixed Period as determined by the Agent (on behalf of Eureka) and reported to the Seller and, if the Servicer is not the Seller, the Servicer, which rates shall reflect and give effect to the commissions of placement agents and dealers in respect of such Promissory Notes, to the extent such commissions are allocated, in whole or in part, to such Promissory Notes by the Agent (on behalf of Eureka); provided, however, that (a) if any component of such rate is a discount rate, in calculating the "Investor Rate" for such Fixed Period the Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; (b) the Investor Rate with respect to Receivable Interests funded by Participants shall be the same rate as in effect from time to time on Receivable Interests or portions thereof that are not funded by a Participant; (c) if all of the Receivable Interests maintained by Eureka are funded by Participants, then the Investor Rate shall be Eureka's pool funding rate in effect from time to time for its largest size pool of transactions which settles monthly; and (d) the per annum rate determined pursuant hereto shall be increased by 2% at any time when an Event of Termination shall exist.
          "Liquidation Day" means, for any Receivable Interest, (i) each day during a Fixed Period for such Receivable Interest on which the conditions set forth in Section 3.02 are not satisfied, and (ii) each day which occurs on or after the Termination Date for such Receivable Interest.

          "Liquidation Fee" means, for (i) any Fixed Period for which Yield is computed by reference to the Investor Rate and a reduction of Capital is made for any reason on any day or (ii) any Fixed Period for which Yield is computed by reference to the Adjusted Eurodollar Rate and a reduction of Capital is made for any reason on any day other than the last day of such Fixed Period, the amount, if any, by which (A) the additional Yield (calculated without taking into account any Liquidation Fee or any shortened duration of such Fixed Period pursuant to clause (iii) of the definition thereof) which would have accrued from the date of such repayment to the last day of such Fixed Period (or, in the case of clause (i) above, the maturity of the underlying commercial paper tranches) on the reductions of Capital of the Receivable Interest relating to such Fixed Period had such reductions remained as Capital, exceeds (B) the income, if any, received by the Investors or the Banks which hold such Receivable Interest from the investment of the proceeds of such reductions of Capital.
          "Lock-Box" means a post office box administered by a Deposit Bank for the purpose of receiving Collections.
          "Loss Horizon Factor" means, as of any date, a ratio computed by dividing (a)(i) the aggregate Outstanding Balance (in each case, at the time of creation) of all Originator Receivables created by the Originators during the four most recently ended calendar months plus (ii) 50.0% of the aggregate Outstanding Balance (in each case, at the time of creation) of all Originator Receivables created by the Originators during the fifth calendar month prior to the determination date (including the most recently ended calendar month) by (b)(i) the Outstanding Balance of Originator Receivables (other than Defaulted Receivables) as of the last day of the most recently ended calendar month minus (ii) the aggregate Unapplied Cash/Credit Memos as at the last day of the most recently ended calendar month.
          "Loss Ratio" means, as of any date, a ratio computed by dividing (a) the sum of (i) the aggregate Outstanding Balance of Originator Receivables that were more than 90 days past due but equal to or less than 120 days past due at the end of the most recent calendar month plus (ii) the aggregate Outstanding Balance of Originator Receivables that were less than or equal to 90 days past due and were written off by the applicable Originator or the Seller, or which should have been written off by such Originator or the Seller in accordance with the Credit and Collection Policy during the most recent calendar month (net of recoveries with respect to any Originator Receivables previously written off when less than or equal to 90 days past due), by (b) the sum of (i) 50% of the aggregate Outstanding Balance (in each case, at the time of creation) of all Originator Receivables created by the Originators during the fifth calendar month prior to the determination date (including the most recently ended calendar month) plus (ii) 50% of the aggregate Outstanding Balance (in each case, at the time of creation) of all Originator Receivables created by the Originators during the sixth calendar month prior to the determination date (including the most recently ended calendar month). For the purpose of calculating the Loss Ratio as of any date, Originator Receivables shall include all Repurchased Receivables which were more than 90 days past due but equal to or less than 120 days past due as of such date.
          "Loss Reserve Floor Percentage" means, (i) at any time when no Insurance Policy Event has occurred, three times the Normal Concentration Limit and (ii) at any other time, five times the Normal Concentration Limit.

          "Loss-to-Liquidation Ratio" means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the aggregate Outstanding Balance of all Originator Receivables written off by the Originators or the Seller (net of recoveries), or which should have been written off by the Originators or the Seller in accordance with the Credit and Collection Policy, during the applicable calendar month ending on such last day by (ii) the aggregate amount of Collections of Originator Receivables actually received during such calendar month. For the purpose of calculating the Loss-to-Liquidation Ratio as of any date, Originator Receivables shall include Repurchased Receivables as of such date.
          "Majority Banks" shall mean at any time Banks having Bank Commitments that aggregate more than 50% of the Purchase Limit or, if the Bank Commitments have been terminated, Banks either holding Receivable Interests (or interests therein) or obligated to purchase interests in Receivable Interests pursuant to the Asset Purchase Agreement which aggregate more than 50% of all outstanding Receivable Interests.
          "Material Adverse Effect" means (A) a material adverse effect on (i) the financial condition, business, operations, assets or liabilities of the Seller, individually, or of the Parent and its Subsidiaries taken as a whole, (ii) the ability of an Originator, the Seller or the Servicer to perform any of its respective obligations under any of the Transaction Documents to which it is a party, (iii) the legality, validity or enforceability of the Transaction Documents (including, without limitation, the validity, enforceability or priority of the ownership or security interests granted thereunder) or (iv) the collectibility of the Receivables Pool or (B) a material impairment of the rights or remedies of the Agent, the Investors or the Banks under any of the Transaction Documents.
          "Maximum Percentage Factor" means, at any time, 100% minus:
               (a) during the calendar months of February through November:
               (i) if Weekly Reports are being delivered pursuant to Section 6.02(g), (x) the highest monthly decline (expressed in percentage terms) in the Outstanding Balance of all Pool Receivables during the most recent 12 months (but excluding the calendar months of December and January) divided by (y) 4; and
               (ii) at any other time, the highest monthly decline (expressed in percentage terms) in the Outstanding Balance of all Pool Receivables during the most recent 12 months (but excluding the calendar months of December and January);
               (b) during the calendar month of December:
               (i) if Weekly Reports are being delivered pursuant to Section 6.02(g), (x) the highest monthly decline (expressed in percentage terms) in the Outstanding Balance of all Pool Receivables during the calendar month of December in each of the previous two calendar years divided by (y) 4; and

               (ii) at any other time, the highest monthly decline (expressed in percentage terms) in the Outstanding Balance of all Pool Receivables during the calendar month of December in each of the previous two calendar years; and
               (c) during the calendar month of January:
               (i) if Weekly Reports are being delivered pursuant to Section 6.02(g), (x) the highest monthly decline (expressed in percentage terms) in the Outstanding Balance of all Pool Receivables during the calendar month of January in each of the previous two calendar years divided by (y) 4; and
               (ii) at any other time, the highest monthly decline (expressed in percentage terms) in the Outstanding Balance of all Pool Receivables during the calendar month of January in each of the previous two calendar years.
          "Monthly Report" means a report in substantially the form of Annex A-1 hereto and containing such additional information as the Agent may reasonably request from time to time, furnished by the Servicer pursuant to Section 6.02(g)(i).
          "Moody's" means Moody's Investors Service, Inc. and any successor thereto.
          "Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by ACI or any of its Subsidiaries or any ERISA Affiliate and which is covered by Title IV of ERISA, and as to which ACI or any of its Subsidiaries could have any liability.
          "Net Receivables Pool Balance" means at any time the Outstanding Balance of all Pool Receivables reduced, without duplication, by the sum of (i) the Outstanding Balance of all Pool Receivables that are not Eligible Receivables, (ii) the aggregate amount by which the Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds (A) if the Concentration Limit for such Obligor is expressed as a percentage, the product of (x) the Concentration Limit for such Obligor multiplied by (y) the Net Receivables Pool Balance, and (B) if the Concentration Limit for such Obligor is expressed as a dollar amount, such Concentration Limit, (iii) the aggregate outstanding amount of deposits received by the Originators from any Obligors with respect to Receivables then in the Receivables Pool, (iv) the aggregate amount of Unapplied Cash/Credit Memos at such time, (v) the aggregate of all potential set off amounts representing amounts owed by the Originators (or any Affiliate of an Originator) to any Obligor, (vi) the aggregate amount of PST (in the case of Canadian Receivables), sales taxes (in the case of Receivables other than Canadian Receivables) and other similar types of sales taxes (in each case, to the extent included in the Outstanding Balance of Eligible Receivables then in the Receivables Pool), (vii) the Foreign Currency Adjustment, (viii) prior to the occurrence of any Insurance Policy Event, the aggregate amount by which the Outstanding Balance of Eligible Receivables of ACG which is not insured by the Insurance Policy (either as a result of the coinsurance ratio or the credit limit under the Insurance Policy) exceeds 3.75% of the Net Receivables Pool Balance, (ix) prior to the occurrence of any Insurance Policy Event, the aggregate amount by which the Outstanding Balance of Eligible Receivables of Vertis Inc. which is not insured by the Insurance Policy (either as a result of the coinsurance ratio or the credit limit under the Insurance Policy) exceeds 3.75% of the Net Receivables Pool Balance, (x) an amount equal to the then aggregate outstanding balance of all Off-Invoice Allowance Accruals, (xi) an amount equal to the then aggregate amount of early payment discounts that are expected to be taken by Obligors with respect to the Outstanding Balance of all Receivables, (xi) an amount equal to 49% of the Outstanding Balance of all Receivables arising out of the Restated and Amended Purchase Agreement, dated as of January 1, 2005, among Donohue Malbaie Inc., the New York Times Company and ACI that are attributable to the "Malbaie tonnage" (as defined therein), and (xii) the aggregate amount by which the Outstanding Balance of Eligible Receivables of all Obligors with a billing address in an Approved Country other than Canada or the United States then in the Receivables Pool exceeds (A) if the Country Concentration Limit for such Approved Country is expressed as a percentage, the product of (x) the Country Concentration Limit for such Approved Country multiplied by (y) the Net Receivables Pool Balance, and (B) if the Country Concentration Limit for such Approved Country is expressed as a dollar amount, such Country Concentration Limit. For the purpose of determining "Net Receivables Pool Balance", all Collections, deemed Collections and other amounts in Canadian Dollars shall be expressed as the Dollar Equivalent thereof.
          "Non-Investment Grade Obligor" means an Obligor which is not an Investment Grade Obligor.
          "Normal Concentration Limit" has the meaning specified in the definition of "Concentration Limit" set forth above.
          "Normal Country Concentration Limit" has the meaning specified in the definition of "Country Concentration Limit" set forth above.
          "Notice of Amalgamation" has the meaning specified in Section 10.01(d).

          "Notice of Change of Address" has the meaning specified in Section 10.01(e).
          "Notice of Continuance and Change of Address" has the meaning specified in Section 10.01(c).
          "Obligor" means a Person obligated to make payments pursuant to a Contract.
          "Off-Invoice Allowance Accruals" means, at any time, with respect to a Receivable, a rebate or competitive allowance that does not appear on the face of the related invoice.
          "Original RPA" has the meaning specified in the Preliminary Statement.
          "Original Originator Purchase Agreement" means that certain Purchase and Contribution Agreement dated as of October 27, 2005, among the Originators, as sellers, the Seller, as purchaser, and ACI, as Servicer, as amended prior to the date hereof.
          "Originator" means each of the Canadian Originator and the U.S. Originator.

          "Originator Purchase Agreement" means the Amended and Restated Purchase and Contribution Agreement dated as of the date of this Agreement among the Originators, as sellers, the Seller, as purchaser, and ACI, as Servicer, as the same may be amended, modified or restated from time to time.
          "Originator Receivable" means the indebtedness of any Obligor (whether present or future and whether a claim, book debt or a receivable) resulting from the provision or sale of merchandise, insurance or services by any Originator under a Contract (whether constituting an account, instrument, chattel paper or general intangible), and which, (i) includes the right to payment of any Finance Charges and other obligations of such Obligor with respect thereto and, (ii) in respect of such a claim, book debt or receivable indebtedness, the Obligor of which has a billing address in Canada, includes GST; provided, however, that the term "Originator Receivable" shall not include (x) any such indebtedness originated by ACSC, the Obligor of which has a billing address that is not in Canada or the United States or any such indebtedness originated by ACI, the Obligor of which has a billing address that is not in any Approved Country or (y) any portion of any such indebtedness, the Obligor of which has a billing address in Canada, that constitutes PST.
          "Other Companies" means the Parent, the Originators and all of their Subsidiaries except the Seller.
          "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof; provided, that to the extent that the amount of any Receivable is, under the terms of the applicable Contract, expressed in Canadian Dollars, such amount for the purposes of this definition shall be the Dollar Equivalent thereof at the relevant time. Sales or use tax, PST and any other taxes (other than GST) and Finance Charges which may be billed in connection with a Receivable are not included in the Outstanding Balance. For purposes of this Agreement (but without affecting the rights of the Seller against the relevant Obligor), the Outstanding Balance of a Receivable shall be reduced by the amount of any Insurance Proceeds received by the Agent with respect thereto.
          "Parent" means AbitibiBowater Inc., a Delaware corporation.
          "Participant" has the meaning specified in Section 10.03(h).
          "PBGC" means Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
          "Percentage" of any Bank means, (a) with respect to Citibank, the percentage set forth on the signature page to this Agreement, or such amount as reduced or increased by any Assignment and Acceptance entered into with an Eligible Assignee, or (b) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's Percentage, or such amount as reduced or increased by an Assignment and Acceptance entered into between such Bank and an Eligible Assignee.
          "Percentage Factor" means, at any time, a percentage equal to (i) the sum of the outstanding Capital plus the Aggregate Loss and Dilution Reserve plus the Yield and Fee Reserve plus the Premium Reserve divided by (ii) the Net Receivables Pool Balance. The

Percentage Factor is to be computed daily to reflect changes in the Net Receivables Pool Balance and Capital.
          "Person" means an individual, partnership, corporation, limited liability company, joint stock company, trust (including a business or statutory trust), unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.
          "Plan" means an employee benefit or other plan established or maintained by ACI or any of its Subsidiaries or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan, and as to which ACI or any of its Subsidiaries could have any liability.
          "Policy Coverage Period" means any of the following three month periods: (i) June, July and August, (ii) September, October and November, (iii) December, January and February and (iv) March, April and May.
          "Pool Receivable" means a Receivable in the Receivables Pool.
          "PPSA" means, with respect to any jurisdiction in Canada, the personal property security or similar legislation applicable in such jurisdiction, including with respect to the jurisdictions of Canada other than Quebec, the Personal Property Security Act applicable in such jurisdictions, and, with respect to Quebec, the Civil Code of Quebec, in each case as from time to time in effect.
          "Premium Reserve" means on any date of determination occurring in any Policy Coverage Period an amount equal to the premium due under the Insurance Policy with respect to such Policy Coverage Period. By way of example, if the relevant date of determination is July 30, the amount of the Premium Reserve as of such date shall be the amount of the premium due with respect to the June, July and August Policy Coverage Period.
          "Promissory Notes" means, collectively, (i) promissory notes issued by Eureka and (ii) participations sold by Eureka pursuant to Section 10.03(h); provided that the term "Promissory Notes" shall not include the interests sold by Eureka to a Bank or its designee under the Asset Purchase Agreement.
          "PST" means all taxes payable under the Retail Sales Tax Act (Ontario) or any similar statute of another jurisdiction of Canada, other than GST.
          "Purchase Limit" means $350,000,000, as such amount may be reduced pursuant to Section 2.01(b). References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit, as then reduced pursuant to Section 2.01(b), minus the then outstanding Capital of Receivable Interests under this Agreement.
          "QST" means the tax payable under the Act Respecting the Quebec Sales Tax, R.S.Q. c.T-01, as amended.

          "Receivable" means any Originator Receivable which has been acquired by the Seller from an Originator by purchase or by capital contribution pursuant to the Originator Purchase Agreement.
          "Receivable Interest" means, at any time, an undivided percentage ownership interest in (i) all then outstanding Pool Receivables, (ii) all Related Security with respect to such Pool Receivables, and (iii) all Collections with respect to, and other proceeds of, such Pool Receivables. Such undivided percentage interest shall be computed as
C
AC
          where:

C	=	the Capital of such Receivable Interest at the time of computation.

AC	=	the aggregate Capital of all Receivable Interests at the time of computation.
Each Receivable Interest shall be determined from time to time pursuant to the provisions of Section 2.03.
          "Receivables Pool" means at any time the aggregation of each then outstanding Receivable.
          "Register" has the meaning specified in Section 10.03(c).
          "Related Security" means with respect to any Receivable:
               (i) all security interests or liens or other Adverse Claims and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements or registration applications filed against an Obligor describing any collateral securing such Receivable;
               (ii) all guaranties, insurance (including the Insurance Policy) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; and
               (iii) the Contract and all other books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Obligor.
          "Replacement Bank Agreement" has the meaning specified in Section 10.01(b).

          "Reporting Date" means any date on which a Seller Report is delivered or required to be delivered by the Servicer pursuant to Section 6.02(g).
          "Repurchased Receivable" means any Defaulted Receivable or Delinquent Receivable which has been repurchased pursuant to Section 2.18.
          "Required Ratings" means, for any Person, Debt Ratings of either (i) BB+ or above by S&P and Baa3 or above by Moody's, or (ii) BBB- or above by S&P and Ba1 or above by Moody's.
          "S&P" means Standard and Poor's, a division of The McGraw Hill Companies, Inc. and any successor thereto.
          "SEC" means the Securities and Exchange Commission.
          "Seller Report" means a Monthly Report or a Weekly Report.
          "Servicer" means at any time the Person then authorized pursuant to Section 6.01 to administer and collect Pool Receivables.
          "Servicer Default" means the occurrence of any of the following:
               (i) The Servicer or the Subservicer (A) shall fail to perform or observe any term, covenant or agreement under this Agreement (other than as referred to in clause (B) or (C) of this subsection (i)) and such failure shall remain unremedied for three Business Days or (B) shall fail to make when due any payment or deposit to be made by it under this Agreement or (C) shall fail to deliver any Seller Report when required; or
               (ii) Any representation or warranty made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement or any other Transaction Document or any information or report delivered by the Servicer or the Subservicer pursuant to this Agreement or any other Transaction Document shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; or
               (iii) The Servicer or the Subservicer shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding under the Bank Agreement or any other Debt which is outstanding in a principal amount of at least CAD 65,000,000 (or the Dollar Equivalent thereof) in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or
               (iv) (A) The Servicer or the Subservicer shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or (B) any proceeding shall be instituted by or against the Servicer or the Subservicer seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or arrangement of debt, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or (C) any receiver, trustee, custodian or similar official shall be appointed for the Servicer or the Subservicer under any private right; or (D) the Servicer or the Subservicer shall take any corporate action to authorize any of the actions set forth above in this clause (iv); or
               (v) There shall have occurred any event which may materially adversely affect the ability of the Servicer or the Subservicer to collect Pool Receivables or otherwise perform its obligations under this Agreement and the other Transaction Documents; or
               (vi) One or more judgments for the payment of money in an aggregate amount in excess of CAD 65,000,000 (or the Dollar Equivalent thereof) (except to the extent covered by insurance as to which the insurer has acknowledged such coverage in writing) shall be rendered against the Servicer or the Subservicer or a combination thereof, and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be taken by a judgment creditor to attach or levy upon any assets of the Servicer or the Subservicer to enforce any such judgment.
          "Servicer Fee" has the meaning specified in Section 2.05(a).
          "Servicer Fee Reserve Percentage" means, on any date, a percentage equal to the product of (a) 0.50% and (b)(i) the Three-Month Turnover Rate for the most recently ended calendar month divided by (ii) 360.

          "Settlement Date (Capital)" means the Business Day immediately following the due date of each Seller Report; provided that if the Termination Date for all Receivable Interests shall have occurred, the "Settlement Dates (Capital)" shall be the date(s) selected by the Agent or, in the absence of any such selection, the "Settlement Date (Capital)" shall be each Business Day.
          "Settlement Date (Yield and Fees)" for any Receivable Interest means the third Business Day of each calendar month (commencing with the calendar month immediately following the calendar month in which such Receivable Interest was purchased); provided, however, that at any time that the Servicer is required to deliver a Weekly Report in accordance with Section 6.02(g)(ii), the "Settlement Date (Yield and Fees)" shall be the second Settlement Date (Capital) of each calendar month (commencing with the calendar month immediately following the calendar month in which such Receivable Interest was purchased); provided, however, that if the Termination Date for all Receivable Interests shall have occurred, the "Settlement Date (Yield and Fees)" for all Receivable Interests shall be the date(s) selected by the Agent, or in the absence of any such selection, the "Settlement Date (Yield and Fees)" for all Receivable Interests shall be the third Business Day of each calendar month.
          "Significant Incipient Event of Termination" means an event that, but for notice or lapse of time or both, would constitute an Event of Termination pursuant to clause (g)(ii) or (n) of Section 7.01.
          "SCC" means an Approved Country which has both (i) a Foreign Currency Long-Term Debt Rating of at least BB+ by S&P and (ii) a Foreign Currency Long-Term Debt Rating of at least Bal by Moody's.
          "Special Concentration Limit" has the meaning specified in the definition of "Concentration Limit" set forth above.
          "Special Country Concentration Limit" has the meaning specified in the definition of "Country Concentration Limit" set forth above.
          "Stress Factor" means (i) at any time when no Insurance Policy Event has occurred, 1.5 and (ii) at any other time, 2.25.
          "Subservicer" has the meaning specified in Section 6.01.
          "Subsidiary" means any corporation or other entity of which securities having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Parent, the Seller or an Originator, as the case may be, or one or more Subsidiaries, or by the Parent, the Seller or any Originator, as the case may be, and one or more Subsidiaries.
          "Tangible Net Worth" means at any time the excess of (i) the sum of (a) the product of (x) 100% minus the Discount (as such term is defined in the Originator Purchase Agreement) multiplied by (y) the Outstanding Balance of all Receivables other than Defaulted Receivables plus (b) cash and cash equivalents of the Seller, minus (ii) the sum of (a) Capital plus (b) the Deferred Purchase Price. To the extent any amounts referenced in the preceding sentence are not denominated in Dollars, the Dollar Equivalent thereof shall be utilized.
          "Term Period" means, for any Bank, the period commencing on the Cash Secured Advance Commencement Date, if any, for such Bank and ending on the first day on which the Termination Date for all Receivable Interests held by such Bank has occurred.
          "Term-Out Bank" means any Bank for which the Term Period has commenced.
          "Term-Out Bank Purchase Date" means, for any Term-Out Bank, the Commitment Termination Date for such Bank determined pursuant to clause (a) of the definition thereof, without giving effect to the final proviso at the end of the definition of Commitment Termination Date.
          "Termination Date" for any Receivable Interest means (i) in the case of a Receivable Interest owned by an Investor, the earlier of (a) the Business Day which the Seller or the Agent so designates by notice to the other at least one Business Day in advance for such Receivable Interest and (b) the Facility Termination Date and (ii) in the case of a Receivable Interest owned by a Bank, the earlier of (a) the Business Day which the Seller so designates by notice to the Agent at least one Business Day in advance for such Receivable Interest and (b) the Commitment Termination Date.
          "Three-Month Loss Ratio" means, for any calendar month, the average of the Loss Ratios for such calendar month and the two immediately preceding calendar months.
          "Three-Month Turnover Rate" means, for any calendar month, the average of the Turnover Rate for such calendar month and the two immediately preceding calendar months.
          "Total Reserves" means at any time the sum of (i) the Aggregate Loss and Dilution Reserve and (ii) the Yield and Fee Reserve.
          "Transaction Document" means any of this Agreement, the Originator Purchase Agreement, the Undertaking (Originator), the Undertaking (Servicer), the Insurance Policy, the Four Party Agreement, the Collateral Advance Account Agreement, the Deposit Account Agreements, the Fee Agreement, the Intercompany Agreement (Undertaking Agreements), all amendments to any of the foregoing and all other agreements and documents delivered and/or related hereto or thereto.
          "Turnover Rate" means, on any date, an amount equal to

[OBOR] x (30 + CDP)
CO
          where:

OBOR	=	the Outstanding Balance of all Pool Receivables

CO	=	Collections received during such calendar month

CDP	=	the Collection Delay Period.
          "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.
          "Unapplied Cash/Credit Memos" means, as at any time, the sum of (i) the aggregate amount of Collections (expressed as the Dollar Equivalent, if any such amount is in Canadian Dollars) on hand at such time for payment on account of any Eligible Receivables, the Obligor of which has not been identified and (ii) the aggregate Outstanding Balance of all Receivables in respect of which any credit memo issued by the applicable Originator or the Seller is outstanding at such time to the extent deemed Collections have not been paid pursuant to Section 2.04(f).
          "Undertaking (Originator)" means the Undertaking Agreement (Originator) dated as of October 27, 2005 made by ACI in favor of the Seller and relating to obligations of the U.S. Originator, substantially in the form of Annex F hereto, as the same may be amended, modified or restated from time to time.
          "Undertaking (Servicer)" means the Undertaking Agreement (Servicer) dated as of October 27, 2005 made by ACI in favor of the Agent, the Investors and the Banks and relating to obligations of the Servicer, substantially in the form of Annex G hereto, as the same may be amended, modified or restated from time to time.
          "Uninsured Special Concentration Limit" for any Obligor means at any time on or after the occurrence of any Insurance Policy Event:
                    (i) if such Obligor is The Tribune Publishing Company or The New York Times Company, 75.0% of the higher of (x) the Dynamic Loss Reserve Percentage and (y) the Loss Reserve Floor Percentage at such time; and
               (ii) with respect to any other Obligor:
                    (x) if and so long as such Obligor has Debt Ratings of at least AA- by S&P and Aa3 by Moody's, 100.0% of the higher of (x) the Dynamic Loss Reserve Percentage and (y) the Loss Reserve Floor Percentage at such time; or
                    (y) if and so long as such Obligor has Debt Ratings of at least BBB- by S&P and Baa3 by Moody's and the preceding clause (x) is not applicable, 50.0% of the higher of (x) the Dynamic Loss Reserve Percentage and (y) the Loss Reserve Floor Percentage at such time;
          provided that, in the event that none of clause (i), clause (ii)(x) or clause (ii)(y) above is applicable to a particular Obligor, the Concentration Limit for such Obligor shall be the Normal Concentration Limit.

          "U.S. Originator" means ACSC.
          "Weekly Report" means a report in substantially the form of Annex A-2 hereto and containing such additional information as any Agent may reasonably request from time to time, furnished by the Servicer pursuant to Section 6.02(g)(ii).
          "Yield" means for each Receivable Interest for each Fixed Period:
               (i) for each day during such Fixed Period to the extent such Receivable Interest will be funded on such day by Eureka through the issuance of Promissory Notes,

IR x C x ED + LF
360
               (ii) for each day during such Fixed Period to the extent such Receivable Interest will not be funded on such day by Eureka through the issuance of Promissory Notes,

AR x C x ED + LF
360
          where:

AR	=	the Assignee Rate for such Receivable Interest for such Fixed Period;

C	=	the Capital of such Receivable Interest during such Fixed Period;

IR	=	the Investor Rate for such Receivable Interest for such Fixed Period;

ED	=	the actual number of days elapsed during such Fixed Period;

LF	=	the Liquidation Fee, if any, for such Receivable Interest for such Fixed Period;
provided that no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law; and provided further that Yield for any Receivable Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

          "Yield and Fee Reserve" means, for any Receivable Interest on any date, an amount equal to
(C x YFRP) + AUYF + (SFRP x OBOR)
          where:

C	=	the Capital of such Receivable Interest at the close of business of the Servicer on such date.

YFRP	=	the Yield and Fee Reserve Percentage on such date.

AUYF	=	accrued and unpaid Yield, Servicer Fee and Fees on such date, in each case for such Receivable Interest.

SFRP	=	the Servicer Fee Reserve Percentage.

OBOR	=	the aggregate Outstanding Balance of all Pool Receivables on such date.
          "Yield and Fee Reserve Percentage" means, on any date, a percentage equal to

1.5 x (AER + AM + PF) x TR
360
          where:

AER	=	the one-month Adjusted Eurodollar Rate in effect on such date.

AM	=	the applicable spread or margin over the Adjusted Eurodollar Rate used in the calculation of the Assignee Rate in effect on such date.

PF	=	the Program Fee Rate (as defined in the Fee Agreement), in effect on such date.

TR	=	the Three-Month Turnover Rate for the most recently ended calendar month.
          Section 1.02 Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with Canadian generally accepted accounting principles All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

ARTICLE II
AMOUNTS AND TERMS OF THE PURCHASES
          Section 2.01 Purchase Facility. (a) On the terms and conditions hereinafter set forth, Eureka may, in its sole discretion, and the Banks shall, ratably in accordance with their respective Bank Commitments, purchase Receivable Interests from the Seller from time to time during the period from the date hereof to the Facility Termination Date (in the case of Eureka) and to the Commitment Termination Date (in the case of the Banks). Under no circumstances shall Eureka make any such purchase, or the Banks be obligated to make any such purchase, if after giving effect to such purchase the aggregate outstanding Capital of Receivable Interests would exceed the Purchase Limit.
          (b) The Seller may at any time, upon at least five Business Days' notice to the Agent, terminate the facility provided for in this Agreement in whole or, from time to time, reduce in part the unused portion of the Purchase Limit; provided that each partial reduction shall be in the amount of at least $1,000,000 or an integral multiple thereof.
          (c) Until the Agent gives the Seller the notice provided in Section 3.02(d)(iii), the Agent, on behalf of the Investors which own Receivable Interests, may have the Collections attributable to such Receivable Interests automatically reinvested pursuant to Section 2.04 in additional undivided percentage interests in the Pool Receivables by making an appropriate readjustment of such Receivable Interests. The Agent, on behalf of the Banks which own Receivable Interests, shall have the Collections attributable to such Receivable Interests automatically reinvested pursuant to Section 2.04 in additional undivided percentage interests in the Pool Receivables by making an appropriate readjustment of such Receivable Interests.
          (d) At least three Business Days prior to the Cash Secured Advance Commencement Date for any Bank, the Seller shall notify such Bank if the Seller wishes such Bank to make the advances described in this Section. Following such notice, on the Cash Secured Advance Commencement Date for such Bank, such Bank shall, and agrees to, make an advance to the Seller in Dollars in an amount equal to the excess of (i) such Bank's Bank Commitment over (ii) the outstanding Capital of all Receivable Interests owned by such Bank (after giving effect to any purchase made by such Bank on or prior to such Cash Secured Advance Commencement Date pursuant to this Agreement or pursuant to the Asset Purchase Agreement to which it is a party) on the Term-Out Bank Purchase Date for such Bank, and such Bank shall make such advance by causing an amount equal to such advance to be deposited in same day funds into the Collateral Advance Account.
          Section 2.02 Making Purchases. (a) Each purchase by Eureka or the Banks shall be made on at least one Business Day's notice from the Seller to the Agent (which, for any period during which Weekly Reports are required to be delivered pursuant to Section 6.02(g)(ii), shall be provided by delivery of a completed Weekly Report containing information covering the most recently ended reporting period for which such information is required pursuant to Section 6.02(g)(ii)); provided that no more than one purchase shall be made in any one calendar week. Each such notice of a purchase shall specify (i) the amount requested to be paid to the Seller (such amount being referred to herein as the initial "Capital" of the Receivable Interest then being purchased), (ii) the date of such purchase (which shall be a Business Day), and (iii) if the Assignee Rate based on the Adjusted Eurodollar Rate is to apply to such Receivable Interest, the duration of the initial Fixed Period for such Receivable Interest. The Agent shall promptly thereafter notify the Seller whether Eureka has determined to make a purchase and, if so, whether all of the terms specified by the Seller are acceptable to Eureka.
          If Eureka has determined not to make a proposed purchase, the Agent shall promptly send notice of the proposed purchase to all of the Banks concurrently by telecopier, telex or cable specifying the date of such purchase, each Bank's Percentage multiplied by the aggregate amount of Capital of Receivable Interest being purchased, whether the Yield for the Fixed Period for such Receivable Interest is calculated based on the Adjusted Eurodollar Rate (which may be selected only if such notice is given at least three Business Days prior to the purchase date) or the Alternate Base Rate, and the duration of the Fixed Period for such Receivable Interest (which shall be one day if the Seller has not selected another period); provided, however, that during the Term Period for any Bank, such Bank shall, on the date of such purchase, instruct the Agent to make available to the Seller at the account set forth in the Funds Transfer Letter such Bank's ratable share of the amount of Capital of the interest in the Receivable Interest being acquired by such Bank out of the funds available therefor in the Collateral Advance Account.
          (b) On the date of each such purchase of a Receivable Interest, Eureka or the Banks, as the case may be, shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Seller in same day funds an amount equal to the initial Capital of such Receivable Interest, at the account set forth in the Funds Transfer Letter (or, with respect to the purchase of Receivable Interests made on the date hereof, at the accounts set forth in the Direction Letter); provided, however, if such purchase is being made by the Banks following the designation by the Agent of a Termination Date for a Receivable Interest owned by an Investor pursuant to clause (i)(a) of the definition of Termination Date and any Capital of such Receivable Interest is outstanding on such date of purchase, the Seller hereby directs the Banks to pay the proceeds of such purchase (to the extent of the outstanding Capital and accrued Yield on such Receivable Interest of the Investor) to the Agent's Account, for application to the reduction of the outstanding Capital and accrued Yield on such Receivable Interest of the Investor; provided, further, however, that during the Term Period for any Bank, after receipt by the Agent of the instruction from such Bank referred to in the proviso to the last sentence of Section 2.02(a) and upon fulfillment of the applicable conditions set forth in Article III, the Agent shall make available to the Seller at the account set forth in the Funds Transfer Letter such Bank's ratable share of such purchase, solely out of the funds available therefor in the Collateral Advance Account, and upon such deposit such Bank will be deemed to have paid to the Seller such Bank's ratable share of such Bank's amount of the Capital of the interest in the Receivable Interest being acquired for all purposes of this Agreement.
          (c) Effective on the date of each purchase pursuant to this Section 2.02 and each reinvestment pursuant to Section 2.04, the Seller hereby sells and assigns to the Agent, for the benefit of the parties making such purchase, an undivided percentage ownership interest, to the extent of the Receivable Interest then being purchased, in each Pool Receivable then existing and in the Related Security and Collections with respect thereto.

          (d) Notwithstanding the foregoing, (i) Eureka shall not make purchases under this Section 2.02 during the Term Period for any Bank in an amount which would exceed the Purchase Limit minus the aggregate Bank Commitments of the Term-Out Banks, and (ii) a Bank shall not be obligated to make purchases under this Section 2.02 at any time in an amount which would exceed such Bank's Bank Commitment less such Bank's ratable share of the aggregate outstanding Capital held by Eureka (whether or not any portion thereof has been assigned under the Asset Purchase Agreement), after giving effect to any reductions of the Capital held by Eureka to be made on the date of such purchase (whether from the distribution of Collections or from the proceeds of purchases by the Banks). Each Bank's obligation shall be several, such that the failure of any Bank to make available to the Seller any funds in connection with any purchase shall not relieve any other Bank of its obligation, if any, hereunder to make funds available on the date of such purchase, but no Bank shall be responsible for the failure of any other Bank to make funds available in connection with any purchase.
          Section 2.03 Receivable Interest Computation. Each Receivable Interest shall be initially computed on its date of purchase. Thereafter until the Termination Date for such Receivable Interest, such Receivable Interest shall be automatically recomputed (or deemed to be recomputed) on each day on which there is an increase or decrease in the amount of Capital of such Receivable Interest or any other Receivable Interest. Any Receivable Interest, as computed (or deemed recomputed) as of the day immediately preceding the Termination Date for such Receivable Interest, shall thereafter remain constant. Each Receivable Interest shall become zero when Capital thereof and Yield thereon shall have been paid in full, and all Fees and other amounts owed by the Seller hereunder to the Investor, the Banks or the Agent are paid and the Servicer shall have received the accrued Servicer Fee thereon.
          Section 2.04 Settlement Procedures. (a) Collection of the Pool Receivables shall be administered by a Servicer, in accordance with the terms of Article VI of this Agreement. The Seller shall provide to the Servicer (if other than the Seller) on a timely basis all information needed for such administration, including notice of the occurrence of any Liquidation Day and current computations of each Receivable Interest.
          (b) The Servicer shall, on each day on which Collections of Pool Receivables are received by it:
               (i) with respect to each Receivable Interest, set aside and hold in trust (but not physically segregate) for the Investors or the Banks that hold such Receivable Interest, out of the percentage of such Collections represented by such Receivable Interest, an amount equal to the Yield, Fees and Servicer Fee (and, during the Term Period, an amount equal to the Excess Interest in respect of all Cash Secured Advances) accrued through such day for such Receivable Interest and not previously set aside;
               (ii) with respect to each Receivable Interest, if such day is not a Liquidation Day for such Receivable Interest, reinvest with the Seller on behalf of the Investors or the Banks that hold such Receivable Interest the percentage of such Collections represented by such Receivable Interest;

               (iii) if such day is a Liquidation Day for (x) any one or more (but not all) Receivable Interests, set aside and hold in trust (and, at the request of the Agent, segregate) for the Investors or the Banks that hold such Receivable Interests, the percentage of such Collections represented by such Receivable Interests, or (y) all of the Receivable Interests, set aside and hold in trust (and, at the request of the Agent, segregate) all of the remaining Collections received by the Servicer on such date (but not in excess of the Capital of such Receivable Interests and any other amounts payable by the Seller hereunder); provided that if amounts are set aside and held in trust on any Liquidation Day occurring prior to the Termination Date for the applicable Receivable Interest, and thereafter prior to the next occurring Settlement Date (Capital) the conditions set forth in Section 3.02 are satisfied or waived by the Agent, such previously set aside amounts shall, to the extent representing a return of Capital, be reinvested in accordance with the preceding subsection (ii) on the day of such subsequent satisfaction or waiver of conditions; and
               (iv) during such times as amounts are required to be reinvested in accordance with the foregoing subsection (ii) or the proviso to subsection (iii), release to the Seller for its own account any Collections in excess both of such amounts and of the amounts that are required to be set aside pursuant to subsection (i) above.
          (c) [Intentionally Omitted].
          (d) The Servicer shall deposit into the Agent's Account, (i) on the Settlement Date (Yield and Fees) for each Receivable Interest, Collections held for the Investors or the Banks with respect to Yield, Fees, Excess Interest and other amounts (other than Capital) that relate to such Receivable Interest pursuant to Section 2.04(b), (ii) on each Settlement Date (Capital) following delivery of a Seller Report which shows that (x) the outstanding Capital plus Total Reserves exceeded (y) the product of the Maximum Percentage Factor multiplied by the Net Receivables Pool Balance (as of the related Reporting Date), all other Collections held for the Investors or the Banks pursuant to clause (iii) of Section 2.04(b); provided, however, that the aggregate amount deposited in the Agent's Account pursuant to this clause (ii) with respect to any Seller Report shall not exceed an amount such that, after giving effect to the application of such amount to the reduction of Capital with respect to the Receivable Interests shown in that Seller Report, the sum of outstanding Capital plus the Total Reserves is equal to the product of the Maximum Percentage Factor multiplied by the Net Receivables Pool Balance, and (iii) on each Settlement Date (Capital) on which Collections are held for the Investors or the Banks pursuant to clause (iii) of Section 2.04(b), after giving effect to any deposits to be made on such date pursuant to the preceding clause (ii) of this Section 2.04(d), all such remaining Collections.
          (e) Upon receipt of funds deposited into the Agent's Account, the Agent shall distribute them as follows:
               (i) if such distribution occurs on a day that is not a Liquidation Day, first to the Investors, the Banks and, during any Term-Out Period, the Term-Out Banks that hold the relevant Receivable Interest and to the Agent in ratable payment in full of all accrued Yield and Fees and remaining unpaid accrued interest in respect of all Cash Secured Advances (pursuant to the last sentence of Section 2.15) and then to the Servicer in payment in full of all accrued Servicer Fee; and
               (ii) if such distribution occurs on a Liquidation Day, first to the Investors or the Banks and/or Term-Out Banks that hold the relevant Receivable Interest and to the Agent in ratable payment in full of all accrued Yield and Fees and interest in respect of all Cash Secured Advances, second to such Investors or Banks in reduction to zero of all Capital, third to the Term-Out Banks in reduction to zero of the principal amount of all Cash Secured Advances remaining after application of the Cash Collateral in accordance with Section 2.17(d), fourth to the Investors, Banks, Term-out Banks or the Agent in payment of any other amounts owed by the Seller hereunder or under any other Transaction Document, and fifth to the Servicer in payment in full of all accrued Servicer Fee.
          After the payment in full of Capital, Yield, Fees and the Servicer Fee with respect to all Receivable Interests, and any other amounts payable by the Seller to the Investors, the Banks or the Agent hereunder or under any other Transaction Document, including, without limitation, any reimbursement obligations of the Seller with respect to any indemnity provided by the Agent under any Deposit Account Agreement or the Collateral Advance Account Agreement, all additional Collections with respect to the Receivable Interests shall be paid to the Seller for its own account.
          (f) For the purposes of this Section 2.04:
               (i) if on any day any Pool Receivable becomes (in whole or in part) a Diluted Receivable, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of such Diluted Receivable;
               (ii) if on any day any of the representations or warranties contained in Section 4.01(h) is no longer true with respect to any Pool Receivable, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in full;
               (iii) except as provided in subsection (i) or (ii) of this Section 2.04(f), or as otherwise required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivables shall be applied to the Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates its payment for application to specific Receivables;
               (iv) if and to the extent the Agent, the Investors or the Banks shall be required for any reason to pay over to an Obligor any amount received on its behalf hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the Seller and, accordingly, the Agent, the

Investors or the Banks, as the case may be, shall have a claim against the Seller for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof.
          (g) Within one Business Day after the end of each Fixed Period in respect of which Yield is computed by reference to the Investor Rate, the Agent shall furnish the Seller with an invoice setting forth the amount of the accrued and unpaid Yield and Fees for such Fixed Period with respect to the Receivable Interests held by the Investors and the Banks.
          (h) All amounts payable by the Seller or the Servicer under this Agreement to the Agent for its own account or for the account of the Investor or the Banks shall be paid in Dollars. The purchase price for Receivable Interests and all other amounts payable by the Investor or the Banks under this Agreement shall be payable in Dollars.
          Section 2.05 Fees. (a) Each Investor and Bank shall pay to the Servicer and the Subservicer an aggregate fee (the "Servicer Fee") in respect of each Receivable Interest owned by it in an amount equal to 1/2 of 1% per annum of the Receivable Interest (expressed as a percentage) of such Investor or Bank multiplied by the average daily aggregate Outstanding Balance of all Receivables, from the date of purchase of such Receivable Interest until the later of the Termination Date for such Receivable Interest or the date on which the Capital of such Receivable Interest is reduced to zero, payable on each Settlement Date (Yield and Fees) for such Receivable Interest. So long as ACSC is the Servicer and ACI is the Subservicer, the Servicer hereby directs the Investors and the Banks to pay 80% of the Servicer Fee to the Subservicer and 20% of the Servicer Fee to the Servicer. Upon three Business Days' notice to the Agent, the Servicer (if not the Originator, the Seller or its designee or an Affiliate of the Seller) may elect to be paid, as such fee, another percentage per annum on the average daily aggregate Outstanding Balance of Receivables, but in no event in excess of 110% of the actual and reasonable costs and expenses of the Servicer in administering and collecting the Receivables in the Receivables Pool. The Servicer Fee shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.04. So long as ACSC is acting as the Servicer hereunder and ACI is acting as the Subservicer, amounts paid as the Servicer Fee pursuant to this Section 2.05(a) shall reduce, on a dollar for dollar basis, the obligation of the Seller to pay the "Servicer Fee" pursuant to Section 6.03 of the Originator Purchase Agreement, provided that such obligation of the Seller shall in no event be reduced below zero.
          (b) The Seller shall pay to the Agent certain fees (collectively, the "Fees") in the amounts and on the dates set forth in that certain fee agreement dated as of October 27, 2005 between the Seller and the Agent, as the same may be amended or restated from time to time (the "Fee Agreement").
          Section 2.06 Payments and Computations, Etc. (a) All amounts to be paid or deposited by the Seller or the Servicer hereunder shall be paid or deposited no later than 11:00 A.M. (New York City time) on the day when due in same day funds to the Agent's Account.
          (b) All computations of Yield, fees, and other amounts hereunder (including, without limitation, interest on Cash Secured Advances during the Term Period) shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.
          Section 2.07 Dividing or Combining Receivable Interests. Either the Seller or the Agent may, upon notice to the other party received at least three Business Days prior to the last day of any Fixed Period in the case of the Seller giving notice, or up to the last day of such Fixed Period in the case of the Agent giving notice, either (i) divide any Receivable Interest into two or more Receivable Interests having aggregate Capital equal to the Capital of such divided Receivable Interest, or (ii) combine any two or more Receivable Interests originating on such last day or having Fixed Periods ending on such last day into a single Receivable Interest having Capital equal to the aggregate of the Capital of such Receivable Interests; provided, however, that no Receivable Interest owned by Eureka may be combined with a Receivable Interest owned by any Bank.
          Section 2.08 Increased Costs. (a) Without duplication with respect to any amounts payable pursuant to Section 2.10 and excluding amounts specifically excluded from the definition of "Taxes" as set forth in Section 2.10 and, without duplication of any amounts otherwise payable as interest hereunder, if, after the date hereof, the Agent, any Investor, any Bank, or any bank or other financial institution providing liquidity and/or credit support to any Investor in connection with such Investor's commercial paper program, or any of their respective Affiliates (each, an "Affected Person") determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of the capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of or otherwise to maintain the investment in Pool Receivables or interests therein related to this Agreement or to the funding thereof and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the Agent), the Seller shall immediately pay to the Agent for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments; provided, however, that no Eligible Assignee or Participant shall be entitled to receive any greater payment under this Section 2.08(a) than such Affected Person would have been entitled to receive with respect to the rights assigned, participated or otherwise transferred unless the circumstances giving rise to such greater payment occurred after the date of such assignment, participation or transfer. A certificate as to such amounts submitted to the Seller and the Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.
          (b) Without duplication with respect to any amounts payable pursuant to Section 2.10 and excluding amounts specifically excluded from the definition of "Taxes" as set forth in Section 2.10 and, without duplication of any amounts otherwise payable as interest hereunder, if, after the date hereof, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements which are included in the calculation of the Eurodollar Rates Reserve Percentage) in or in the interpretation of any law or regulation or (ii) compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Investor or Bank of agreeing to purchase or purchasing, or maintaining the ownership of Receivable Interests in respect of which Yield is computed by reference to the Adjusted Eurodollar Rate, then, upon demand by such Investor or Bank (with a copy to the Agent), the Seller shall immediately pay to the Agent, for the account of such Investor or Bank (as a third party beneficiary), from time to time as specified by such Investor or Bank, additional amounts sufficient to compensate such Investor or Bank for such increased costs; provided, however, that no Eligible Assignee or Participant shall be entitled to receive any greater payment under this Section 2.08(b) than such Investor or Bank would have been entitled to receive with respect to the rights assigned, participated or otherwise transferred unless the circumstances giving rise to such greater payment occurred after the date of such assignment, participation or transfer. A certificate as to such amounts submitted to the Seller and the Agent by such Investor or Bank shall be conclusive and binding for all purposes, absent manifest error.
          (c) Failure or delay on the part of any Affected Person, any Investor or any Bank, as the case may be, to demand compensation pursuant to this Section 2.08 shall not constitute a waiver of such Person's right to demand such compensation; provided, that the Seller shall not be required to compensate an Affected Person, an Investor or a Bank (as the case may be) pursuant to this Section 2.08 for any increased costs incurred more than 180 days prior to the date that such Person notifies the Seller of the applicable law, regulation, guideline or request giving rise to such increased costs and of such Person's intention to claim compensation therefor; provided, further that, if the applicable law, regulation, guideline or request giving rise to such increased costs is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
          Section 2.09 [Intentionally Omitted].
          Section 2.10 Taxes. (a) Except as otherwise required by law, any and all payments and deposits required to be made hereunder or under any other Transaction Document by the Servicer or the Seller shall be made free and clear of and without deduction or withholding for or on account of any and all present or future income, stamp or, without limitation, other taxes, levies, imposts, deductions, duties, fees, charges or withholdings, and all liabilities with respect thereto, excluding (A) net income taxes and franchise taxes (imposed in lieu of net income taxes) and backup withholding taxes that are imposed on an Affected Person by the United States, a state thereof or a foreign jurisdiction under the laws of which such Affected Person is organized or any political subdivision thereof and net income taxes and capital taxes imposed by Canada or any political subdivision thereof other than Canadian withholding taxes and other than Canadian taxes based on or measured by income or capital in connection with the Receivables or the transactions contemplated by the Transaction Documents resulting from the Seller or any Affected Person (but only directly and exclusively as a result of any breach by the Seller or the Servicer (or any delegatee thereof, including the Subservicer) of their respective obligations under the Transaction Documents) having a permanent establishment in Canada solely as a result of such transactions, (B) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction described in clause (A) above,

(C) any withholding taxes imposed on amounts payable to an Affected Person at the time such Affected Person becomes an Affected Person hereunder by virtue of an assignment, except to the extent that such Affected Person's assignor (if any) was entitled at the time of assignment, to receive additional amounts from the Servicer or the Seller with respect to such Taxes pursuant to this Section 2.10(a), or (D) any taxes that are imposed as a result of any event occurring after the Affected Person becomes an Affected Person hereunder by virtue of an assignment other than a change in law or regulation or the introduction of any law or regulation or a change in interpretation or administration of any law (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Seller or the Servicer or any Obligor shall be required by law to deduct any Taxes from or in respect of any sum payable or deposited hereunder to (or for the benefit of) any Affected Person, (i) the Seller, or the Servicer, as the case may be, shall make an additional payment to such Affected Person, in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10), such Affected Person receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Seller or the Servicer, as the case may be, shall make such deductions and (iii) the Seller or the Servicer, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. Within 30 days after the date of any payment of Taxes, the Seller or the Servicer, as the case may be, will furnish to the Agent, at its address referred to in Section 10.02, the original or a certified copy of a receipt evidencing payment thereof.
          (b) In addition, the Seller agrees to pay any present or future stamp or other documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any other Transaction Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Transaction Document (hereinafter referred to as "Other Taxes").
          (c) The Seller and Servicer will indemnify each Affected Person for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.10) paid by such Affected Person or deducted or withheld from any Collections (including any Taxes or amounts on account of Taxes deducted by any Obligor) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty days from the date the Affected Person makes written demand therefor (and a copy of such demand shall be delivered to the Agent). A certificate as to the amount of such indemnification submitted to the Seller and the Agent by such Affected Person, setting forth, in reasonable detail, the basis for and the calculation thereof, shall be conclusive and binding for all purposes absent manifest error.
          (d) Each Affected Person that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States (or any jurisdiction thereof), or (iii) any estate or trust that is subject to federal income taxation regardless of the source of its income shall, on or prior to the date hereof (or, in the case of any Person who becomes an Affected Person after the date hereof, on or prior to the date on which it so becomes an Affected Person), deliver to the Seller two copies of either Internal Revenue Service Form W-8BEN or Form W-8ECI and any other certificate or statement of exemption required by Treasury Regulation Section 1.1441-1(a) or Section 1.1441-6(c) or any subsequent version thereof or successors thereto, properly completed and duly executed by such Affected Person as will permit, insofar as the laws of the United States are applicable, such payments to be made by the Servicer or Seller without withholding or at a reduced rate. Each such Affected Person shall from time to time thereafter, upon written request from the Seller, deliver to the Seller any new certificates, documents or other evidence as described in the preceding sentence as will permit, insofar as the laws of the United States are applicable, payments under this Agreement to be made without withholding or at a reduced rate (but only so long as such Affected Person is legally able to do so).
          (e) The Seller and the Servicer shall not be required to pay any amounts to any Affected Person in respect of Taxes and Other Taxes pursuant to paragraphs (a), (b) and (c) above to the extent the obligation to pay such amounts is attributable to the failure by such Affected Person to comply with the provisions of paragraph (d) above; provided, however, that should an Affected Person become subject to Taxes because of its failure to deliver a form required hereunder, the Seller and the Servicer shall take such steps as such Affected Person shall reasonably request to assist such Affected Person to recover such Taxes, at the sole cost and expense of such Affected Person.
          (f) The Seller and Eureka agree that it is each such party's intent that any interest income paid to Eureka pursuant to this Agreement and the other Transaction Documents shall be "portfolio interest" and, therefore, exempt from U.S. federal withholding tax, under section 881(c) of the Code and the regulations promulgated thereunder.
          (g) If an Affected Person receives a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by the Seller and Servicer or with respect to which the Seller and Servicer have paid additional amounts pursuant to this Section 2.10, it shall within 30 days from the date of such receipt pay over the amount of such refund to the Seller and Servicer, net of all reasonable out-of-pocket expenses of such Affected Person and without interest (other than interest paid by the relevant taxation authority with respect to such refund); provided that the Seller and Servicer, upon the request of such Affected Person, agrees to repay the amount paid over to the Seller and Servicer (plus penalties, interest or other reasonable charges) to such Affected Person in the event such Affected Person is required to repay such refund to such taxation authority.
          Section 2.11 Security Interest. As collateral security for the performance by the Seller of all the terms, covenants and agreements on the part of the Seller (whether as Seller or otherwise) to be performed under this Agreement or any document delivered in connection with this Agreement in accordance with the terms thereof, including the punctual payment when due of all obligations of the Seller hereunder or thereunder, whether for indemnification payments, principal and interest on the Cash Secured Advances, Yield, Capital, fees, expenses or otherwise, the Seller hereby assigns to the Agent for its benefit and the ratable benefit of the Investors and the Banks, and hereby grants to the Agent for its benefit and the ratable benefit of the Investors and the Banks, a security interest in, all of the Seller's right, title and interest in and to (A) the Originator Purchase Agreement and the Undertaking (Originator), including, without limitation, (i) all rights of the Seller to receive moneys due or to become due under or pursuant to the Originator Purchase Agreement or the Undertaking (Originator), (ii) all security interests and property subject thereto from time to time purporting to secure payment of monies due or to become due under or pursuant to the Originator Purchase Agreement or the Undertaking (Originator), (iii) all rights of the Seller to receive proceeds of any insurance (including, without limitation, the right to receive Insurance Proceeds), indemnity, warranty or guaranty with respect to the Originator Purchase Agreement or the Undertaking (Originator), (iv) claims of the Seller for damages arising out of or for breach of or default under the Originator Purchase Agreement or the Undertaking (Originator), and (v) the right of the Seller to compel performance and otherwise exercise all remedies thereunder, (B) all Receivables, whether now owned and existing or hereafter acquired or arising, the Related Security with respect thereto and the Collections and all other assets, including, without limitation, accounts, chattel paper, goods, instruments and general intangibles (as those terms are defined in the UCC), including undivided interests in any of the foregoing, (C) the Lock-Boxes and Deposit Accounts, and any funds on deposit in any such account, and (D) to the extent not included in the foregoing, all proceeds of any and all of the foregoing.
          Section 2.12 Sharing of Payments. If any Investor or any Bank (for purposes of this Section only, referred to as a "Recipient") shall obtain payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of the Capital of, or Yield on, any Receivable Interest or portion thereof owned by it in excess of its ratable share of payments made on account of the Capital of, or Yield on, all of the Receivable Interests owned by the Investors and the Banks (other than as a result of a payment of Liquidation Fee or different methods for calculating Yield), such Recipient shall forthwith purchase from the Investors or the Banks which received less than their ratable share participations in the Receivable Interests owned by such Persons as shall be necessary to cause such Recipient to share the excess payment ratably with each such other Person; provided, however, that if all or any portion of such excess payment is thereafter recovered from such Recipient, such purchase from each such other Person shall be rescinded and each such other Person shall repay to the Recipient the purchase price paid by such Recipient for such participation to the extent of such recovery, together with an amount equal to such other Person's ratable share (according to the proportion of (a) the amount of such other Person's required payment to (b) the total amount so recovered from the Recipient) of any interest or other amount paid or payable by the Recipient in respect of the total amount so recovered.
          Section 2.13 Intentionally Omitted.
          Section 2.14 Purchase by Term-Out Banks. At least three Business Days prior to the Cash Secured Advance Commencement Date for any Bank, the Seller shall notify the Agent if the Seller wishes the purchase described in this Section 2.14 to occur. Following such notice, on the Cash Secured Advance Commencement Date for such Bank, such Bank shall, and agrees to, purchase from the Investor such Bank's ratable share of all Receivable Interests then owned by the Investor for a purchase price equal to the sum of such Bank's ratable share of the Capital of such Receivable Interests plus accrued and unpaid Yield and Fees thereon. Such purchase price shall be payable in immediately available funds on the Cash Secured Advance Commencement Date for such Bank. The Investor shall notify the Agent and the Seller of any such purchase. No further documentation of such purchase shall be required for the effectiveness thereof, provided that if requested by any purchasing Bank, the Investor (or its administrative agent) will execute and deliver an assignment to such Bank in such form as may be mutually agreed between the Investor and such Bank.
          Section 2.15 Interest on Cash Secured Advances. The Seller shall pay interest to each Term-Out Bank on the unpaid principal amount of such Bank's Cash Secured Advance from the date of such Cash Secured Advance until such principal amount shall be repaid in full, at a rate per annum equal at all times during each Fixed Period to the Assignee Rate for such Fixed Period, payable in arrears on each Settlement Date (Yield and Fees). On each Settlement Date (Yield and Fees) after the Cash Secured Advance Commencement Date for any Bank, the Agent shall pay to such Bank, on behalf of the Seller, pursuant to a Collateral Advance Account Direction from the relevant Bank, such Bank's ratable portion (based on the outstanding principal amounts of each Bank's Cash Secured Advances) of the cash funds that constitute that interest on, and those dividends from, the Cash Collateral which shall then be available to be withdrawn from the Collateral Advance Account, for application to the payment of unpaid accrued interest on the Cash Secured Advances. Any remaining unpaid accrued interest on the Cash Secured Advances shall be paid from the Collections of the Pool Receivables pursuant to Section 2.04 and Section 2.17(d).
          Section 2.16 Repayment of Cash Secured Advances. The Seller shall repay to each Term-Out Bank the aggregate outstanding principal amount of such Bank's Cash Secured Advance on the Commitment Termination Date; provided, however, that recourse for such repayment shall be from, and shall be limited to, the Cash Collateral and the Collections of the Pool Receivables in accordance with Section 2.04.
          Section 2.17 Use of Proceeds; Security Interest in Collateral Advance Account. (a) The Seller hereby agrees that it shall use the proceeds of the Cash Secured Advances solely to fund and maintain the Collateral Advance Account for the purpose of funding purchases of Receivable Interests from time to time during the Term Period.
          (b) The Seller hereby grants to the Agent, for the ratable benefit of the Term- Out Banks, a security interest in the following, whether now owned and existing or hereafter acquired or arising (collectively, the "Cash Collateral"):
     (i) the Collateral Advance Account, all funds from time to time credited to the Collateral Advance Account, all financial assets (including, without limitation, Eligible Investments) from time to time acquired with any such funds or otherwise credited to the Collateral Advance Account, all interest, dividends, cash, instruments and other investment property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds or such financial assets, and
     (ii) all proceeds of, collateral for, and supporting obligations relating to any and all of the Cash Collateral.
          (c) The grant of a security interest by the Seller to the Agent for the ratable benefit of the Term-Out Banks pursuant to subsection (b) above secures the payment of the

Seller's obligation to repay the Cash Secured Advances, and to pay interest thereon, pursuant to Section 2.15 and Section 2.16, respectively.
          (d) On the Commitment Termination Date for any Bank as to which the Term Period has occurred, the Agent shall (i) convert the Cash Collateral that does not constitute cash into cash proceeds and (ii) pay to each Term-Out Bank, on behalf of the Seller, such Bank's ratable portion of the Cash Collateral (it being understood that all the Cash Collateral shall then constitute cash or cash proceeds), according to the respective outstanding principal amounts of their respective Cash Secured Advances, for application, first, to the repayment of the outstanding principal amounts of the Cash Secured Advances and, second, to the payment of unpaid accrued interest on the Cash Secured Advances (to the extent such funds are available therefor). Any remaining outstanding principal amount of, and/or unpaid accrued interest on, the Cash Secured Advances shall be paid from the Collections of the Pool Receivables pursuant to Section 2.04.
          Section 2.18 Repurchase Option. So long as no Event of Termination or Incipient Event of Termination would occur or be continuing after giving effect thereto, the Seller shall have the right (but not any obligation) to repurchase that portion of each Receivable Interest sold pursuant hereto representing one or more specified Pool Receivables which are Defaulted Receivables or Delinquent Receivables, or otherwise identified by the Seller (including such Pool Receivables as are identified for repurchase by the Seller in order to conform with, or not to breach, any provision of or order under, the Foreign Extraterritorial Measures Act (Canada) or regulations thereunder), upon not less than three Business Days' prior written notice to the Agent. Such notice shall specify the date that the Seller desires that such repurchase occur (such date, the "Repurchase Date") and shall identify the Receivables to be included in such repurchase. On the Repurchase Date, the Seller shall transfer to the Agent's Account in immediately available funds an amount equal to the lesser of (i) the Outstanding Balance of the Receivables included in such repurchase and (ii) the excess, if any, of the outstanding Capital plus Total Reserves over the product of the Net Receivables Pool Balance (excluding the Receivables included in such repurchase) and the Maximum Percentage Factor, and upon receipt thereof, the Agent, the Investors and the Banks shall be deemed to assign and release, without recourse, representation or warranty, their right, title and interest in and to the Receivables included in such repurchase. In connection with any such repurchase, the Agent shall execute and deliver, at the Seller's request and expense, any assignment or release that the Seller may reasonably request to evidence the repurchase of the applicable Receivables. At such time, if any, that the aggregate Outstanding Balance of all Receivables repurchased pursuant to this Section exceeds 2% of the aggregate Outstanding Balance of all Pool Receivables, the Seller will (or will cause the Servicer or the applicable Originator to) instruct all Obligors of Receivables that are repurchased pursuant hereto to remit all of their payments in respect of such Receivables to accounts or post offices boxes other than the Deposit Accounts or the Lock-Boxes.

ARTICLE III
CONDITIONS OF PURCHASES
          Section 3.01 [Intentionally Omitted].
          Section 3.02 Conditions Precedent to All Purchases and Reinvestments. Each purchase (including the initial purchase) and each reinvestment shall be subject to the conditions precedent that (a) in the case of each purchase, the Servicer shall have delivered to the Agent at least one Business Day prior to such purchase, in form and substance satisfactory to the Agent, a completed Seller Report containing information covering the most recently ended reporting period for which information is required pursuant to Section 6.02(g) and demonstrating that after giving effect to such purchase no Event of Termination or Incipient Event of Termination under Section 7.01(i) would occur, (b) in the case of each reinvestment, the Servicer shall have delivered to the Agent on or prior to the date of such reinvestment, in form and substance satisfactory to the Agent, a completed Seller Report containing information covering the most recently ended reporting period for which information is required pursuant to Section 6.02(g), (c) as of the date of such purchase or reinvestment, an Investor or Bank or the Agent shall not have determined, acting reasonably, and notified the Seller and the Agent that it has or is deemed to have a permanent establishment within Canada solely as a result of the transactions contemplated hereby or as a result of any breach by the Seller or the Servicer of any of their obligations under this Agreement, (d) on the date of such purchase or reinvestment the following statements shall be true, except that the statement in clause (iii) below is required to be true only if such purchase or reinvestment is by an Investor (and acceptance of the proceeds of such purchase or reinvestment shall be deemed a representation and warranty by the Seller and the Servicer (each as to itself) that such statements are then true):
     (i) The representations and warranties contained in the second sentence of Section 4.01(e) and Section 4.02(e)(ii) are correct on and as of the date of any such purchase as though made on and as of such date and all other representations and warranties contained in Sections 4.01 and 4.02 are correct on and as of the date of such purchase or reinvestment as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date certain, in which case such representations and warranties shall be correct as of such earlier date),
     (ii) No event has occurred and is continuing, or would result from such purchase or reinvestment, that constitutes an Event of Termination or an Incipient Event of Termination, and
     (iii) The Agent shall not have given the Seller at least one Business Day's notice that the Investors have terminated the reinvestment of Collections in Receivable Interests, and
     (iv) The Originators shall have sold or contributed to the Seller, pursuant to the Originator Purchase Agreement, all Originator Receivables arising on or prior to such date, and
(e) the Agent shall have received such other approvals, opinions or documents as it may reasonably request.
          Section 3.03 Conditions Precedent to the Effectiveness of Amendment and Restatement. The effectiveness of this amendment and restatement of the Original RPA is subject to the conditions precedent that the Agent shall have received on or before the date hereof the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Agent:
          (a) Certified copies of the resolutions of the Board of Directors of the Seller, ACI and ACSC approving this Agreement, the amendment and restatement effected by the Originator Purchase Agreement and the other documents to be delivered by such Person hereunder and thereunder and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Originator Purchase Agreement.
          (b) A certificate of the Secretary or Assistant Secretary of each of the Seller, ACI and ACSC certifying the names and true signatures of the officers of the Seller and the Originators authorized to sign this Agreement, the Originator Purchase Agreement and the other documents to be delivered by it hereunder and thereunder.
          (c) Acknowledgment copies or time stamped receipt copies (or other satisfactory evidence of filing) of proper financing statement amendments, duly filed on or before the date hereof under the UCC and PPSA of all jurisdictions that the Agent may deem necessary or desirable in order to add the International Receivables and effect such other revisions as the Agent may deem necessary or desirable to reflect the amendments to the Original RPA, the Original Originator Purchase Agreement and the other Transaction Documents contemplated by this Agreement and the Originator Purchase Agreement.
          (d) Acknowledgment copies or time stamped receipt copies (or other satisfactory evidence of filing), or copies accompanied by filing authorizations signed by the applicable secured party, of proper financing statement amendments and terminations, if any, necessary to release all security interests and other rights of any Person in (i) the Receivables, Contracts or Related Security previously granted by the Seller or any Originator and (ii) the collateral security referred to in Section 2.11 previously granted by the Seller.
          (e) Completed requests for information and search reports, dated on or before the date hereof, listing all effective financing statements and other registrations filed in the jurisdictions referred to in subsection (c) above and in any other jurisdictions reasonably requested by the Agent that name the Seller or any Originator as debtor, together with copies of such financing statements and other registrations (none of which shall cover any Receivables, Contracts, Related Security or the collateral security referred to in Section 2.11).
          (f) An executed copy of the Deposit Account Agreement relating to the Deposit Account maintained with Citibank, N.A., as depositary bank, and described in more detail in Schedule I hereto.
          (g) Favorable opinions (or letters of confirmation and reliance, to the extent satisfactory to the Agent) of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, U.S. counsel for ACI, the Seller and the Originators and (ii) Stikeman Elliott LLP, Canadian counsel for ACI and the Canadian Originator, in each case in form and substance satisfactory to the Agent.
          (h) An executed copy of the Originator Purchase Agreement.

          (i) A copy of the by-laws of the Seller and each Originator, certified by the Secretary or Assistant Secretary of the Seller or such Originator, as the case may be (or, to the extent previously delivered, such officer may certify that the by-laws of such Person remain unchanged).
          (j) A copy of the certificate or articles of incorporation of the Seller and each Originator, certified as of a recent date by the Secretary of State or other appropriate official of the state of its organization (or, to the extent previously delivered, the Secretary or Assistant Secretary of such Person may certify that the articles of incorporation or the certificate of formation of such Person remain unchanged), and a certificate as to the good standing of the Seller and each Originator from such Secretary of State or other official, dated as of a recent date.
          (k) A pro forma Weekly Report for the period ending January 25, 2008 and a pro forma Monthly Report for the period ending December 31, 2007, each certified by an authorized financial officer of the Servicer with responsibility for such Seller Report and reflecting the inclusion of the International Receivables.
          (1) An executed copy of the Four Party Agreement.
          (m) An executed copy of each of (i) an amendment and reaffirmation of the Undertaking (Originator) and (ii) an amendment and reaffirmation of the Undertaking (Servicer).
          (n) Representative samples of invoices with respect to the International Receivables.
          (o) Executed copies of the documents comprising the Bank Agreement Security Letters.
          (p) An executed copy of a certificate of the chief financial officer of ACI regarding Adverse Claims in the form attached hereto as
Annex N.
          (q) Evidence that the Seller has paid all reasonable fees, costs, expenses and other amounts owed by the Seller to the Investors, the Banks and the Agent as of the date hereof.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
          Section 4.01 Representations and Warranties of the Seller. The Seller hereby represents and warrants as follows:
          (a) The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction set forth in Schedule IV hereto (as such Schedule IV is modified in accordance herewith), and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, unless the failure to so qualify would not have a Material Adverse Effect.

          (b) The execution, delivery and performance by the Seller of the Transaction Documents and the other documents to be delivered by it hereunder, including the Seller's use of the proceeds of purchases and reinvestments, (i) are within the Seller's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene (1) the Seller's charter or by-laws, (2) any law, rule or regulation applicable to the Seller, (3) any contractual restriction binding on or affecting the Seller or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting the Seller or its property, and (iv) do not result in or require the creation of any lien, security interest or other Adverse Claim, charge or encumbrance upon or with respect to any of its properties (except for the interest created pursuant to this Agreement). Each of the Transaction Documents to which the Seller is a party has been duly executed and delivered by the Seller.
          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of the Transaction Documents or any other document to be delivered thereunder, except for the filing of UCC financing statements which are referred to therein.
          (d) Each of the Transaction Documents to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).
          (e) Since September 30, 2007 there has been no material adverse change in the business, operations or financial condition of the Seller.
          (f) There is no pending or, to the Seller's knowledge, threatened action, investigation or proceeding affecting the Seller before any court, governmental agency or arbitrator which may have a Material Adverse Effect.
          (g) No proceeds of any purchase or reinvestment will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.
          (h) Immediately prior to the purchase by the Investor or the Banks, as the case may be, the Seller is the legal and beneficial owner of the Pool Receivables and Related Security free and clear of any Adverse Claim; upon each purchase or reinvestment, the Investors or the Banks, as the case may be, shall acquire a valid and perfected first priority undivided percentage ownership interest to the extent of the pertinent Receivable Interest in each Pool Receivable then existing or thereafter arising and in the Related Security and Collections with respect thereto. No effective financing statement or other instrument similar in effect covering any Contract or any Pool Receivable or the Related Security or Collections with respect thereto is on file in any recording office, except those filed in favor of the Agent relating to this Agreement and those filed by the Seller pursuant to the Originator Purchase Agreement. Each Receivable characterized in any Seller Report or other written statement made by or on behalf of the Seller as an Eligible Receivable or as included in the Net Receivables Pool Balance is, as of the date of such Seller Report or other statement, an Eligible Receivable or properly included in the Net Receivables Pool Balance.
          (i) Each Seller Report (if prepared by the Seller or one of its Affiliates, or to the extent that information contained therein is supplied by the Seller or an Affiliate), including the calculations therein, and all information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished at any time by or on behalf of the Seller to the Agent, the Investors or the Banks in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Agent, Investors or the Banks, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.
          (j) The principal place of business and chief executive office of the Seller and the office where the Seller keeps its records concerning the Pool Receivables are located at the address or addresses referred to in Section 5.01(b). The Seller is located in the jurisdiction of organization set forth in Schedule IV hereto (as modified in accordance herewith) for purposes of Section 9-307 of the UCC as in effect in the State of New York; and the office in the jurisdiction of organization of the Seller in which a UCC financing statement is required to be filed in order to perfect the security interest granted by the Seller hereunder is set forth in Schedule IV hereto (as modified in accordance herewith).
          (k) The names and addresses of all the Deposit Banks, together with the post office boxes and account numbers of the Lock-Boxes and Deposit Accounts of the Seller at such Deposit Banks, are as specified in Schedule I hereto, as such Schedule I may be amended from time to time pursuant to Section 5.01(g). The Lock-Boxes and Deposit Accounts are the only post office boxes and accounts into which Collections of Receivables are deposited or remitted. The Seller has delivered to the Agent a fully executed Deposit Account Agreement with respect to each Deposit Account and any associated Lock-Boxes.
          (l) Each purchase of a Receivable Interest and each reinvestment of Collections in Pool Receivables will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended, and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.
          (m) The Seller is not known by and does not use any tradename or doing-business-as name.
          (n) The Seller was incorporated on October 20, 2005, and the Seller (i) did not engage in any business activities prior to October 27, 2005 and (ii) has not engaged in business activities inconsistent with the terms of all the transactions contemplated by the Original Originator Purchase Agreement or the Original RPA prior to the date of this Agreement. The Seller has no Subsidiaries.

          (o) (i) The fair value of the property of the Seller is greater than the total amount of liabilities, including contingent liabilities, of the Seller, (ii) the present fair salable value of the assets of the Seller is not less than the amount that will be required to pay all probable liabilities of the Seller on its debts as they become absolute and matured, (iii) the Seller does not intend to, and does not believe that it will, incur debts or liabilities beyond the Seller's abilities to pay such debts and liabilities as they mature and (iv) the Seller is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which the Seller's property would constitute unreasonably small capital.
          (p) With respect to each Pool Receivable, the Seller (i) shall have received such Pool Receivable as a contribution to the capital of the Seller by the U.S. Originator or (ii) shall have purchased such Pool Receivable from an Originator in exchange for payment (made by the Seller to such Originator in accordance with the provisions of the Originator Purchase Agreement) of cash or the Deferred Purchase Price, or a combination thereof, in an amount which constitutes fair consideration and reasonably equivalent value. Each such sale referred to in clause (ii) of the preceding sentence shall not have been made for or on account of an antecedent debt owed by any Originator to the Seller and no such sale is or may be voidable or subject to avoidance under any section of the Federal Bankruptcy Code or any other state, Canadian or provincial law.
          (q) The Seller has (i) timely filed all federal tax returns required to be filed, (ii) timely filed all other material state and local tax returns and (iii) paid or made adequate provision for the payment of all taxes, assessments and other governmental charges (other than any tax, assessment or governmental charge which is being contested in good faith and by proper proceedings, and with respect to which the obligation to pay such amount is adequately reserved against in accordance with Canadian generally accepted accounting principles).
          (r) No transaction contemplated by this Agreement or any of the other Transaction Documents with respect to the Seller requires compliance with any bulk sales act or similar law (other than the Bulk Sales Act (Newfoundland and Labrador)).
          (s) No Receivable originated by the Canadian Originator, the Obligor of which has a billing address in Canada, was issued for an amount in excess of the fair market value of the merchandise, insurance or services provided by the Canadian Originator to which the Receivable relates.
          (t) No Contract or any other books, records or other information relating to any Receivable originated by the Canadian Originator, the Obligor of which has a billing address in Canada, contain any "personal information" as defined in, or any other information regulated under (i) the Personal Information Protection and Electronic Documents Act (Canada), or (ii) any other similar statutes of Canada or any province in force from time to time which restrict, control, regulate or otherwise govern the collection, holding, use or communication of information.
          (u) The Seller has marked its master data processing records evidencing Pool Receivables, including master data processing records evidencing Pool Receivables arising out of the sale of lumber, with a legend evidencing that Receivable Interests related to such Pool Receivables have been sold in accordance with this Agreement.
          Section 4.02 Representations and Warranties of the Servicer. The Servicer hereby represents and warrants as follows:
          (a) The Servicer is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, unless the failure to so qualify would not have a Material Adverse Effect.
          (b) The execution, delivery and performance by the Servicer of this Agreement, the other Transaction Documents to which it is a party and any other documents to be delivered by it hereunder or thereunder (i) are within the Servicer's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene (1) the Servicer's charter or by-laws, (2) any law, rule or regulation applicable to the Servicer, (3) any material contractual restriction binding on or affecting the Servicer or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting the Servicer or its property, and (iv) do not result in or require the creation of any lien, security interest or other Adverse Claim, charge or encumbrance upon or with respect to any of its properties. This Agreement has been duly executed and delivered by the Servicer.
          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Servicer of this Agreement or any other document to be delivered by it hereunder.
          (d) This Agreement constitutes the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).
          (e) (i) The consolidated balance sheet of ACI as at September 30, 2007, and the related consolidated statements of income and cash flow of ACI for the fiscal quarter then ended, copies of which have been furnished to the Agent, fairly present the financial condition of ACI as at such date and the results of the operations of ACI for the period ended on such date, all in accordance with Canadian generally accepted accounting principles consistently applied, and (ii) since September 30, 2007 there has been no material adverse change in the business operation or financial condition of ACI and its Subsidiaries taken as a whole.
          (f) There is no pending or, to the Servicer's knowledge, threatened action, investigation or proceeding affecting the Servicer or any of its Subsidiaries before any court, governmental agency or arbitrator which may have a Material Adverse Effect.
          (g) Each Receivable characterized in any Seller Report as an Eligible Receivable or as included in the Net Receivables Pool Balance is, as of the date of such Seller Report, an Eligible Receivable or properly included in the Net Receivables Pool Balance.

          (h) Each Seller Report (if prepared by the Servicer or one of its Affiliates, or to the extent that information contained therein is supplied by the Servicer or an Affiliate), including the calculations therein, and all information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished at any time by the Servicer to the Agent, the Investors or the Banks in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Agent, Investors or the Banks, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.
          (i) The Servicer has (i) timely filed all federal tax returns required to be filed, (ii) timely filed all material state and local tax returns and (iii) paid or made adequate provision for the payment of all taxes, assessments and other governmental charges (other than any tax, assessment or governmental charge which is being contested in good faith and by proper proceedings, and with respect to which the obligation to pay such amount is adequately reserved against in accordance with Canadian generally accepted accounting principles).
          (j) For purposes of Section 9-307 of the UCC as in effect in the State of New York, the U.S. Originator is located in the jurisdiction of organization set forth in Schedule IV hereto, and the Canadian Originator is located in the jurisdiction of its chief executive and registered office set forth in Schedule IV hereto (in each case as such Schedule IV is modified in accordance herewith). The office in the jurisdiction of organization (or other applicable jurisdictions, in the case of the Canadian Originator) of each Originator in which a financing statement or other applicable registrations under the PPSA are required to be filed in order to perfect the security or ownership interest granted by such Originator under the Originator Purchase Agreement is set forth in Schedule IV hereto (as modified in accordance herewith). The principal place of business and chief executive office of the U.S. Originator, the principal place of business and chief executive and registered office of the Canadian Originator and the office where each Originator keeps its records concerning the Originator Receivables are located (and have been located for the five years prior to the date of this Agreement) at the address or addresses set forth in Schedule IV hereto (as modified in accordance herewith). Neither Originator has changed its name during the five years prior to the date of this Agreement, except as set forth in Schedule IV hereto, as modified in accordance herewith.
          (k) The Insurance Policy has been validly issued by the Insurer to ACI and is, on the date hereof, in full force and effect. The copy of the Insurance Policy attached hereto as Annex H is true, correct and complete as of the date hereof. All statements made by ACI in the application for the Insurance Policy were true, correct and complete in all material respects when made. As of the date hereof, all the premiums due on December 10, 2007 under the Insurance Policy for the policy period ended August 31, 2007 have been paid. ACI has performed all of its duties under the Insurance Policy and has timely filed all claims payable thereunder in such form as is required by the Insurer. The Insurance Policy has not been amended, supplemented or otherwise modified except as permitted by Section 6.02(a), and ACI has not waived any of its rights thereunder. The Insurer has been directed to pay all Insurance Proceeds directly into a Deposit Account that is subject to a Deposit Account Agreement or as otherwise directed by the Agent.

          (l) The Servicer has marked the Seller's master data processing records evidencing the Pool Receivables, including master data processing records evidencing Pool Receivables arising out of the sale of lumber, with a legend, acceptable to the Agent, evidencing that Receivable Interests therein have been sold.
ARTICLE V
COVENANTS
          Section 5.01 Covenants of the Seller. Until the latest of the Facility Termination Date or the date on which no Capital of or Yield on any Receivable Interest shall be outstanding or the date all other amounts owed by the Seller hereunder to the Investors, the Banks or the Agent are paid in full:
          (a) Compliance with Laws, Etc. The Seller will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such rights, franchises, qualifications, and privileges would not have a Material Adverse Effect.
          (b) Offices, Records, Name and Organization. Subject to Section 10.01(e), the Seller will keep its principal place of business and chief executive office and the office where it keeps its records concerning the Pool Receivables at the address of the Seller set forth on Schedule III hereto or, upon 30 days' prior written notice, together with an updated Schedule III, to the Agent, at any other locations within the United States. The Seller will not change its name or its state of organization, unless (i) the Seller shall have provided the Agent with at least 30 days' prior written notice thereof, together with an updated Schedule IV, and (ii) no later than the effective date of such change, all actions, documents and agreements reasonably requested by the Agent to protect and perfect the Agent's interest in the Receivables, the Related Security and the other assets of the Seller in which a security interest is granted hereunder have been taken and completed. Upon confirmation by the Agent to the Seller of the Agent's receipt of any such notice (together with an updated Schedule IV) and the completion or receipt of the actions, agreements and documents referred to in clause (ii) of the preceding sentence, Schedule IV hereto shall, without further action by any party, be deemed to be amended and replaced by the updated Schedule IV accompanying such notice. The Seller also will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each Pool Receivable and all Collections of and adjustments to each existing Pool Receivable).
          (c) Performance and Compliance with Contracts and Credit and Collection Policy. The Seller will, at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Pool Receivable and the related Contract.
          (d) Sales, Liens, Etc. Except for the ownership and security interests created hereunder in favor of the Agent, the Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, the Seller's undivided interest in any Pool Receivable, Related Security, related Contract or Collections, or upon or with respect to any account to which any Collections of any Pool Receivable are sent, or assign any right to receive income in respect thereof.
          (e) Extension or Amendment of Receivables. Except as provided in Section 6.02(c), the Seller will not (and will not permit the Servicer or any Originator to) extend, amend or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto.
          (f) Change in Business or Credit and Collection Policy. The Seller will not make any change in the character of its business or in the Credit and Collection Policy that would, in either case, have a Material Adverse Effect.
          (g) Change in Payment Instructions to Obligors. The Seller will not add or terminate any bank, post office box or bank account as a Deposit Bank, Lock-Box or Deposit Account from those listed in Schedule I hereto, or make any change in its instructions to Obligors regarding payments to be made to the Seller or payments to be made to any Lock-Box or Deposit Account, unless the Agent shall have received prior notice of such addition, termination or change (including an updated Schedule I) and a fully executed Deposit Account Agreement with each new Deposit Bank or with respect to each new Lock-Box or Deposit Account. Upon confirmation by the Agent to the Seller of the Agent's receipt of any such notice and the related documents, Schedule I hereto shall, without further action by any party, be deemed to be amended and replaced by the updated Schedule I accompanying such notice.
          (h) Deposits to Lock-Boxes and Deposit Accounts. The Seller will (or will cause the Servicer or the Originators to) instruct all Obligors to remit all their payments in respect of Receivables to Lock-Boxes or Deposit Accounts (provided that Obligors with respect to International Receivables and Receivables originated by the U.S. Originator shall be instructed to remit such payments to Lock-Boxes or Deposit Accounts located in the United States). If the Seller or Servicer shall receive any Collections directly, it shall immediately (and in any event within two Business Days) deposit the same to a Lock-Box or a Deposit Account (provided that Collections related to an International Receivable or a Receivable originated by the U.S. Originator shall be deposited to a Lock-Box or a Deposit Account in the United States) and until it does so, shall hold the same in trust for the Agent. The Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box or Deposit Account, cash or cash proceeds other than Collections of Receivables, provided, that if any PST are deposited or credited to any Lock-Box or Deposit Account, the Seller will (or will cause the Servicer or the Originators to), within two Business Days of such deposit or credit, separate such deposits and credits from the Collections held in any applicable Lock-Box or Deposit Account and withdraw such deposited or credited amount from such Lock-Box or Deposit Account.

          (i) Marking of Records. At its expense, the Seller will mark its master data processing records evidencing Pool Receivables with a legend evidencing that Receivable Interests related to such Pool Receivables have been sold in accordance with this Agreement.
          (j) Further Assurances. (i) The Seller agrees from time to time, at its expense, promptly to execute and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or more fully evidence the Receivable Interests purchased under this Agreement, or to enable the Investors, the Banks or the Agent to exercise and enforce their respective rights and remedies under this Agreement.
               (ii) The Seller authorizes the Agent to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the collateral described in Section 2.11, which financing statements may describe the collateral covered thereby as "all assets of the Seller," "all personal property of the Seller" or words of similar effect.
          (k) Reporting Requirements. The Seller will provide to the Agent (in multiple copies, if requested by the Agent) the following:
          (i) as soon as available and in any event within 60 days after the end of each quarter of each fiscal year of each of the Parent and ACI (including the fourth quarter), a consolidated balance sheet of each of the Parent and ACI as of the end of such quarter and consolidated statements of income and cash flow of each of the Parent and ACI for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, in each case certified by the chief financial officer of the Parent or ACI, as the case may be; provided that to the extent a consolidated balance sheet and consolidated statements of income and cash flow are not prepared in respect of ACI, the delivery of a consolidated balance sheet and consolidated statements of income and cash flow of the Parent as prescribed above shall satisfy the reporting requirements set forth in this Section 5.01(k)(i);
          (ii) as soon as available and in any event within 90 days after the end of each fiscal year of the Parent, a copy of the consolidated annual report for such year for the Parent, containing consolidated financial statements accompanied by an audit report of independent certified public accountants of recognized national standing with no Impermissible Qualifications;
          (iii) as soon as available and in any event within 90 days after the end of each fiscal year of the Seller, a balance sheet of the Seller as of the end of such fiscal year and a statement of income and cash flow of the Seller for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal year, certified by the chief financial officer of the Seller;
          (iv) as soon as possible and in any event within five days after the occurrence of each Event of Termination or Incipient Event of Termination, a statement of the chief financial officer of the Seller setting forth details of such

Event of Termination or Incipient Event of Termination and the action that the Seller has taken and proposes to take with respect thereto;
          (v) promptly after the sending or filing thereof, copies of all reports that any Originator sends to any of its security holders, and copies of all reports and registration statements that any Originator or any of its Subsidiaries files with the SEC or any other U.S., Canadian or other national or provincial securities exchange;
          (vi) with respect to the Seller or any ERISA Affiliate, as soon as possible, and in any event within 10 days after the Seller or ACI knows or has reason to believe that any of the events or conditions specified below has occurred or exists, notice of such event or condition (and provide a copy of any report or notice required to be filed with or given to PBGC):
     (A) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, unless the 30 day notice requirement in respect thereof has been waived by the PBGC;
     (B) a notice of intent to terminate any Plan or any action taken to terminate any Plan, provided notice of intent to terminate is required pursuant to Section 4041(a)(2) of ERISA;
     (C) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;
     (D) the complete or partial withdrawal from a Multiemployer Plan that results in liability under Section 4201 or 4204 of ERISA or the receipt of notice from a Multiemployer Plan that it is in reorganization or insolvency or that it intends to terminate or has terminated;
     (E) the institution of a proceeding by a fiduciary of any Multiemployer Plan to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and
     (F) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax exempt status of the trust of which such Plan is a part if security has not been provided in accordance with the provisions of these Sections;
          (vii) subject to Section 10.01(f), at least 30 days prior to any change in the name, chief executive or registered office or jurisdiction of organization of any Originator or the Seller, a notice setting forth the new name, chief executive or registered office or jurisdiction of organization and the effective date thereof;
          (viii) promptly after the Seller obtains knowledge thereof, notice of any "Event of Termination" or "Facility Termination Date" under the Originator Purchase Agreement and notice of any Insurance Policy Event;
          (ix) so long as any Capital shall be outstanding, as soon as possible and in any event no later than the day of occurrence thereof, notice that any Originator has stopped selling or contributing to the Seller, pursuant to the Originator Purchase Agreement, all newly arising Originator Receivables;
          (x) at the time of the delivery of the financial statements provided for in clauses (i) and (ii) of this paragraph, a certificate of the president, the chief financial officer or the treasurer of the Seller to the effect that, to the best of such officer's knowledge, no Event of Termination has occurred and is continuing or, if any Event of Termination has occurred and is continuing, specifying the nature and extent thereof;
          (xi) promptly after receipt thereof, copies of all notices received by the Seller from any Originator under the Originator Purchase Agreement;
          (xii) promptly following receipt thereof, copies of all schedules, endorsements and notices received from the Insurer with respect to the Insurance Policy (including any notice that any additional premium is due in accordance with Section 4 of the "Declarations and Payment of Premium" endorsement to the Insurance Policy);
          (xiii) immediately upon obtaining knowledge thereof, and in any event on the day such event occurs, notice that all indebtedness under the Bank Agreement has become due and payable (whether by declaration or automatically);
          (xiv) concurrently with the sending thereof to the Insurer, any notice by ACI terminating the Insurance Policy; and
          (xv) such other information respecting the Receivables or the condition or operations, financial or otherwise, of the Seller as the Agent may from time to time reasonably request.
Reports and financial statements required to be delivered pursuant to clauses (i), (ii) and (v) of this Section 5.01(k) shall be deemed to have been delivered on the date on which the Parent posts such reports, or reports containing such financial statements, on the Parent's website on the Internet at www.abitibibowater.com or when such reports, or reports containing such financial statements, are posted on the SEC's website at www.sec.gov; provided that the Seller shall deliver paper copies of the reports and financial statements referred to in clauses (i), (ii) and (v) of this Section 5.01(k) to the Agent or any Investor or Bank who requests the Seller to deliver such paper copies until written notice to cease delivering paper copies is given by the Agent or such Investor or Bank, as applicable.
          (1) Separateness. (i) The Seller shall at all times maintain at least one independent director (x) who is not currently and has not been during the five years preceding the date of this Agreement an officer, director or employee of an Affiliate of the Seller or any Other Company, (y) is not a current or former officer or employee of the Seller and (z) is not a stockholder of any Other Company or any of their respective Affiliates.
               (ii) The Seller shall not direct or participate in the management of any of the Other Companies' operations.
               (iii) The Seller shall conduct its business from an office separate from that of the Other Companies (but which may be located in the same facility as one or more of the Other Companies). The Seller shall have stationery and other business forms and a mailing address and a telephone number separate from that of the Other Companies.
               (iv) The Seller shall at all times be adequately capitalized in light of its contemplated business.
               (v) The Seller shall at all times provide for its own operating expenses and liabilities from its own funds.
               (vi) The Seller shall maintain its assets and transactions separately from those of the Other Companies and reflect such assets and transactions in financial statements separate and distinct from those of the Other Companies and evidence such assets and transactions by appropriate entries in books and records separate and distinct from those of the Other Companies. The Seller shall hold itself out to the public under the Seller's own name as a legal entity separate and distinct from the Other Companies. The Seller shall not hold itself out as having agreed to pay, or as being liable, primarily or secondarily, for, any obligations of the Other Companies.
               (vii) The Seller shall not maintain any joint account with any Other Company or become liable as a guarantor or otherwise with respect to any Debt or contractual obligation of any Other Company.
               (viii) The Seller shall not make any payment or distribution of assets with respect to any obligation of any Other Company or grant an Adverse Claim on any of its assets to secure any obligation of any Other Company.
               (ix) The Seller shall not make loans, advances or otherwise extend credit to any of the Other Companies.
               (x) The Seller shall hold regular duly noticed meetings of its Board of Directors and make and retain minutes of such meetings.

               (xi) The Seller shall have bills of sale (or similar instruments of assignment) and, if appropriate, UCC-1 or PPSA financing statements or other appropriate registrations, with respect to all assets purchased from any of the Other Companies.
               (xii) The Seller shall not engage in any transaction with any of the Other Companies, except as permitted by this Agreement and as contemplated by the Originator Purchase Agreement.
               (xiii) The Seller shall comply with (and cause to be true and correct) each of the facts and assumptions contained in paragraphs I. A. 1-2 on pages 5-11 of the true sale and substantive non-consolidation opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP delivered pursuant to Section 3.01(g) of the Original RPA.
          (m) Originator Purchase Agreement. The Seller will not amend, waive or modify any provision of the Originator Purchase Agreement or waive the occurrence of any "Event of Termination" under the Originator Purchase Agreement, without in each case the prior written consent of the Agent; provided, however, that the Seller may amend the percentage set forth in the definition of "Discount" in the Originator Purchase Agreement in accordance with the provisions of the Originator Purchase Agreement without the consent of the Agent; provided, further, that the Seller shall promptly notify the Agent of any such amendment. The Seller will perform all of its obligations under the Originator Purchase Agreement in all material respects and will enforce the Originator Purchase Agreement in accordance with its terms in all material respects.
          (n) Nature of Business. The Seller will not engage in any business other than the purchase or acquisition of Receivables, Related Security and Collections from the Originators and the transactions contemplated by this Agreement. The Seller will not create or form any Subsidiary.
          (o) Mergers, Etc. The Seller will not merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, or enter into any joint venture or partnership agreement with, any Person, other than as contemplated by this Agreement and the Originator Purchase Agreement.
          (p) Distributions, Etc. The Seller will not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of the Seller, or return any capital to its shareholders as such, or purchase, retire, defease, redeem or otherwise acquire for value or make any payment in respect of any shares of any class of capital stock of the Seller or any warrants, rights or options to acquire any such shares, now or hereafter outstanding; provided, however, that the Seller may declare and pay cash dividends on its capital stock to its shareholders so long as (i) no Event of Termination shall then exist or would occur as a result thereof, (ii) such dividends are in compliance with all applicable law including the corporate law of the state of Seller's incorporation, and (iii) such dividends have been approved by all necessary and appropriate corporate action of the Seller.

          (q) Debt. The Seller will not incur any Debt, other than any Debt incurred pursuant to this Agreement and the Deferred Purchase Price payable to the Originators.
          (r) Certificate of Incorporation. The Seller will not amend or delete Articles THIRD, FIFTH, SEVENTH, TENTH, ELEVENTH or TWELFTH of its certificate of incorporation.
          (s) Tangible Net Worth. The Seller will have, as of the due date of each Monthly Report, a Tangible Net Worth equal to at least 8.0% of the Outstanding Balance of the Receivables at such time.
          (t) Insurance. The Seller will not take or omit to take, any action which gives rise to an exclusion from coverage under the Insurance Policy.
          Section 5.02 Covenant of the Seller and the Originators. Until the latest of the Facility Termination Date or the date on which no Capital of or Yield on any Receivable Interest shall be outstanding or the date all other amounts owed by the Seller hereunder to the Investors, the Banks or the Agent are paid in full, each of the Seller and each Originator will, at their respective expense, from time to time during regular business hours as requested by the Agent, permit the Agent or its agents or representatives (including independent public accountants, which may be the Seller's or such Originator's independent public accountants), (i) to conduct periodic audits of the Receivables, the Related Security and the related books and records and collections systems of the Seller or such Originator, as the case may be, (ii) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Seller or any Originator, as the case may be, relating to Pool Receivables and the Related Security, including, without limitation, the Contracts, and (iii) to visit the offices and properties of the Seller or any Originator, as the case may be, for the purpose of examining such materials described in clause (ii) above, and to discuss matters relating to Pool Receivables and the Related Security or the Seller's or any Originator's performance under the Transaction Documents or under the Contracts with any of the officers or employees of the Seller or any Originator, as the case may be, having knowledge of such matters. In addition, in relation to each audit of the type described in clause (i) above, the Agent may, at the Seller's expense, appoint independent public accountants (which may be accountants other than the Seller's regular independent public accountants) or consultants, or utilize the Agent's representatives or auditors, to prepare and deliver to the Agent a written report with respect to the Receivables and the Credit and Collection Policy (including, in each case, the systems, procedures and records relating thereto) on a scope and in a form reasonably requested by the Agent. The expense of one audit in each calendar year of the type described in clause (i) above, together with the associated written reports of the independent public accountant or consultant described in the preceding sentence, shall be borne by the Seller; provided, however, that after the occurrence and during the continuance of an Event of Termination or an Incipient Event of Termination or following an audit report indicating an audit deficiency that remains uncorrected, the expense of any additional audits and visits as the Agent shall deem reasonably necessary under the circumstances shall be borne by the Seller.

ARTICLE VI
ADMINISTRATION AND COLLECTION
OF POOL RECEIVABLES
          Section 6.01 Designation of Servicer. The servicing, administration and collection of the Pool Receivables shall be conducted by the Servicer so designated hereunder from time to time. Until the Agent gives notice to the Seller of the designation of a new Servicer in accordance with the provisions of the next sentence, ACSC is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Agent may, at any time after the occurrence and during the continuance of a Servicer Default, designate as Servicer any Person (including itself) to succeed ACSC or any successor Servicer, if such Person shall consent and agree to the terms hereof. The Servicer may, with the prior consent of the Agent, subcontract with any other Person for the servicing, administration or collection of the Pool Receivables. Any such subcontract shall not affect the Servicer's liability for performance of its duties and obligations pursuant to the terms hereof, and any such subcontract shall automatically terminate upon designation of a successor Servicer. The Servicer hereby appoints ACI as subservicer (ACI, in such capacity, the "Subservicer") to perform the servicing, administration and collections functions of the Servicer hereunder and with respect to the other Transaction Documents; provided that the foregoing designation of ACI as subservicer does not (i) extend to the amendment or modification of a Receivable in accordance with Section 6.02(c) or (ii) contravene or otherwise exceed or violate Section 6.09. In no instance will the servicing and subservicing hereunder be inconsistent with, or in violation of, the terms and conditions of the Insurance Policy (and ACI shall continue its servicing and administration of the Insurance Policy). The Agent hereby consents to the designation of ACI as subservicer hereunder.
          Section 6.02 Duties of Servicer. (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Seller and the Agent hereby appoint the Servicer, from time to time designated pursuant to Section 6.01, as agent for themselves and for the Investors and the Banks to enforce their respective rights and interests in the Pool Receivables, the Related Security and the Collections with respect thereto. In performing its duties as Servicer, the Servicer shall exercise the same care and apply the same policies as it would exercise and apply if it owned such Receivables and shall act in the best interests of the Seller, the Investors and the Banks. The Servicer's and the Subservicer's duties hereunder shall include paying, on behalf of the Originators, all premiums due under the Insurance Policy when the same are due (and the Servicer and the Subservicer shall provide the Agent with evidence of such payment by no later than the Business Day following the date such payment is due) and performing all obligations of ACI under the Insurance Policy in accordance with the terms of the Insurance Policy. Without limiting the foregoing, the Servicer or the Subservicer will (i)(x) immediately, upon obtaining knowledge of the relevant Obligor's insolvency and (y) in all other cases, no later than four months after the relevant Receivable becomes due, file a claim under the Insurance Policy in such form as is required by the Insurer and with properly completed supporting documentation; (ii) not take any action to amend, supplement or otherwise modify the Insurance Policy (including, without limitation, consenting to any changes to the Insurance Policy proposed by the Insurer as part of the annual renewal process) or waive any of its rights thereunder, without the Agent's prior written consent in each case (other than any replacement of a Coverage Certificate that would not result in an Insurance Policy Event); (iii) not change the directions given to the Insurer to pay all Insurance Proceeds directly into the Agent's Account; (iv) service the Receivables as required by the Insurer pursuant to the Insurance Policy; (v) deliver to the Insurer in a timely fashion any document or report required by the Insurer; and (vi) not take, or omit to take, any action which gives rise to an exclusion from coverage under the Insurance Policy. The Servicer and the Subservicer will ensure that all records relating to the Receivables are consistent with the requirements of the Insurance Policy and that such records are in such form as will not result in rejection of otherwise proper claims under the Insurance Policy. In the event the Servicer or the Subservicer fails to file a claim with respect to any Receivable, the Agent may (but shall not be required to) file such claim under the Insurance Policy.
          (b) The Servicer (including the Subservicer) shall administer the Collections in accordance with the procedures described in Section 2.04.
          (c) If no Event of Termination or Incipient Event of Termination shall have occurred and be continuing, an Originator (other than ACI), while it is the Servicer (subject to the provisions of Section 6.09), may, in accordance with the Credit and Collection Policy, extend the maturity or adjust the Outstanding Balance of any Receivable as the Originator deems appropriate to maximize Collections thereof, or otherwise amend or modify other terms of any Receivable, provided that (i) any necessary approval of the Insurer shall have been obtained, and (ii) the classification of any such Receivable as a Delinquent Receivable or Defaulted Receivable shall not be affected by any such extension.
          (d) The Servicer shall hold in trust for the Seller and each Investor and Bank, in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) which evidence or relate to Pool Receivables. The Servicer shall mark the Seller's master data processing records evidencing the Pool Receivables with a legend, acceptable to the Agent, evidencing that Receivable Interests therein have been sold.
          (e) The Servicer shall, as soon as practicable (and in any event within two Business Days) following receipt, turn over to the Person entitled thereto any cash collections or other cash proceeds received with respect to Receivables not constituting Pool Receivables.
          (f) The Servicer shall, from time to time at the request of the Agent, furnish to the Agent (promptly after any such request) a calculation of the amounts set aside for the Investors and the Banks pursuant to Section 2.04.
          (g) (i) Prior to 10:00 A.M. (New York City Time) on the 17th calendar day of each month (or, if such day is not a Business Day, the next succeeding Business Day), the Servicer shall prepare and forward to the Agent a Monthly Report relating to the Receivable Interests outstanding on the last day of the immediately preceding month; provided that at any time that the Servicer is required to deliver a Weekly Report in accordance with Section 6.02(g)(ii) below, the Monthly Report shall be delivered prior to 10:00 A.M. (New York City

Time) on the day that the third Weekly Report for any calendar month is due, unless the due date of such third Weekly Report is the 15th or 16th calendar day of such month, in which case the Monthly Report shall be delivered prior to 10:00 A.M. (New York City Time) on the day that the fourth Weekly Report for such calendar month is due.
               (ii) At any time when the Debt Ratings of ACI are not equal to the Required Ratings, prior to 10:00 A.M. (New York City Time) on the second Business Day of each calendar week, the Servicer shall prepare and forward to the Agent a Weekly Report which shall contain information related to the Receivables Pool as of the close of business on the last Business Day of the preceding calendar week.
               (iii) Prior to 10:00 A.M. (New York City Time) on the 17th calendar day of each month (or, if such day is not a Business Day, the next succeeding Business Day), the Servicer shall prepare and forward to the Agent a report with respect to all claims submitted by ACI or any of its Subsidiaries under the Insurance Policy during the immediately preceding month (such report to include, without limitation, (A) information with respect to any claims paid or rejected by the Insurer, (B) a breakdown as to claims made with respect to Originator Receivables and receivables that are not Originator Receivables, and (C) a breakdown of claims made by country of location of Obligor), such report to be in form and substance satisfactory to the Agent; provided that at any time that the Servicer is required to deliver a Weekly Report in accordance with Section 6.02(g)(ii) above, the foregoing report shall be delivered prior to 10:00 A.M. (New York City Time) on the day that the third Weekly Report for any calendar month is due, unless the due date of such third Weekly Report is the 15th or 16th calendar day of such month, in which case the foregoing report shall be delivered prior to 10:00 A.M. (New York City Time) on the day that the fourth Weekly Report for such calendar month is due.
          The Servicer shall transmit Seller Reports to the Agent concurrently by facsimile and by electronic mail (each, an "E-Mail Seller Report"). Each E-Mail Seller Report shall be (A) formatted as the Agent may designate from time to time and (B) sent to the Agent at an electronic mail address designated by the Agent.
          (h) [Intentionally Omitted].
          (i) The Servicer shall file all tax returns required by law to be filed by it with respect to the Receivables and shall (or shall cause the applicable Originator to) promptly pay, remit or account for, as applicable, all sales taxes (including, without limitation, PST, QST and GST) paid or owing in connection with any Receivables, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with applicable generally accepted accounting principles shall have been set aside on its books.
          Section 6.03 Certain Rights of the Agent. (a) At any time following the occurrence of a Control Event, the Agent will be authorized to date, and to deliver to the Deposit Banks, the Notices of Effectiveness attached to the Deposit Account Agreements. Pursuant to Section 2.11 hereof, the Seller granted a security interest in the Lock-Boxes and Deposit Accounts to which the Obligors of Pool Receivables shall make payments to the Agent and, pursuant to the Deposit Account Agreements, will provide the Agent with "control" (as such term is defined in Article 9 of the UCC) thereof. After a Control Event, the Agent may notify the Obligors of Pool Receivables, at any time and at the Seller's expense, of the ownership of Receivable Interests under this Agreement.
          (b) At any time following the designation of a Servicer other than an Originator pursuant to Section 6.01 or following a Control Event:
               (i) The Agent may direct the Obligors of Pool Receivables that all payments thereunder be made directly to the Agent or its designee.
               (ii) At the Agent's request and at the Seller's expense, the Seller shall notify each Obligor of Pool Receivables of the ownership of Receivable Interests under this Agreement and direct that payments be made directly to the Agent or its designee.
               (iii) At the Agent's request and at the Seller's expense, the Seller and the Servicer shall (A) assemble all of the documents, instruments and other records (including, without limitation, computer tapes and disks) that evidence or relate to the Pool Receivables and the related Contracts and Related Security, or that are otherwise necessary or desirable to collect the Pool Receivables (including, without limitation, the Insurance Policy), and shall make the same available to the Agent at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner acceptable to the Agent and, promptly upon receipt, remit all such cash, checks and instruments, duly indorsed or with duly executed instruments of transfer, to the Agent or its designee.
               (iv) The Seller authorizes the Agent to take any and all steps in the Seller's name and on behalf of the Seller that are necessary or desirable, in the determination of the Agent, to collect amounts due under the Pool Receivables, including, without limitation, endorsing the Seller's name on checks and other instruments representing Collections of Pool Receivables and enforcing the Pool Receivables and the Related Security and related Contracts and the Insurance Policy.
          Section 6.04 Rights and Remedies. (a) If the Servicer fails to perform any of its obligations under this Agreement, the Agent may (but shall not be required to) itself perform, or cause performance of, such obligation; and the Agent's costs and expenses incurred in connection therewith shall be payable by the Servicer.
          (b) The Seller and each of the Originators shall perform their respective obligations under the Contracts related to the Pool Receivables to the same extent as if Receivable Interests had not been sold and the exercise by the Agent on behalf of the Investors and the Banks of their rights under this Agreement shall not release the Servicer or the Seller from any of their duties or obligations with respect to any Pool Receivables or related Contracts or the Insurance Policy. Neither the Agent, the Investors nor the Banks shall have any obligation or liability with respect to any Pool Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of the Seller thereunder.

          (c) In the event of any conflict between the provisions of Article VI of this Agreement and Article VI of the Originator Purchase Agreement, the provisions of Article VI of this Agreement shall control.
          Section 6.05 Further Actions Evidencing Purchases. Each Originator agrees from time to time, at its expense, to promptly execute and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or more fully evidence the Receivable Interests purchased hereunder, or to enable the Investors, the Banks or the Agent to exercise and enforce their respective rights and remedies hereunder. Without limiting the foregoing, each Originator will (i) upon the request of the Agent, execute and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be reasonably necessary or desirable, or that the Agent may reasonably request, to perfect, protect or evidence such Receivable Interests and (ii) mark its master data processing records evidencing the Pool Receivables with a legend, acceptable to the Agent, evidencing that Receivable Interests therein have been sold. Each Originator authorizes the Seller or the Agent to file financing statements or other applicable registrations under the PPSA with respect to the Originator Purchase Agreement as permitted by the UCC and the PPSA.
          Section 6.06 Covenants of the Servicer and each Originator. (a) Audits. In the event the Servicer is not an Originator, the Servicer will, from time to time during regular business hours as requested by the Agent, permit the Agent, or its agents or representatives (including independent public accountants, which may be the Servicer's independent public accountants), (i) to conduct periodic audits of the Receivables, the Related Security and the related books and records and collections systems of the Servicer, (ii) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Servicer relating to Pool Receivables and the Related Security, including, without limitation, the Contracts, and (iii) to visit the offices and properties of the Servicer for the purpose of examining such materials described in clause (ii) above, and to discuss matters relating to Pool Receivables and the Related Security or the Servicer's performance hereunder with any of the officers or employees of the Servicer having knowledge of such matters. In the event the Servicer is an Originator, the Agent's audit rights shall be as set forth in Section 5.02.
          (b) Change in Credit and Collection Policy. Neither the Servicer nor any Originator will make any change in the Credit and Collection Policy that would materially adversely affect the collectibility of any Pool Receivable or the ability of any Originator (if it is acting as Servicer) to perform its obligations under this Agreement. In the event that the Servicer or any Originator makes any change to the Credit and Collection Policy, it shall, contemporaneously with such change, provide the Agent with an updated Credit and Collection Policy and a summary of all material changes.
          Section 6.07 Indemnities by the Servicer. Without limiting any other rights that the Agent, any Investor, any Bank, any of their respective Affiliates or members or any of their respective officers, directors, employees or advisors (each, a "Special Indemnified Party") may have hereunder or under applicable law, and in consideration of its appointment as Servicer, the Servicer hereby agrees to indemnify each Special Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Special Indemnified Amounts") arising out of or resulting from any of the following (excluding, however, (a) Special Indemnified Amounts to the extent found in a final non-appealable judgment of a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Special Indemnified Party, (b) recourse for Receivables which are not collected, not paid or uncollectible on account of the insolvency, bankruptcy or financial inability to pay of the applicable Obligor or (c) any income taxes or any other tax or fee measured by income incurred by such Special Indemnified Party arising out of or as a result of this Agreement or the ownership of Receivable Interests or in respect of any Receivable or any Contract, other than (i) Taxes (to the extent provided in Section 2.10) and (ii) Canadian taxes strictly on income or capital in connection with the Receivables or the transactions contemplated by this Agreement and the other Transaction Documents and resulting from the Seller, any Investor or any Bank having a permanent establishment in Canada solely as a result of the transactions contemplated hereby (but only directly and exclusively as a result of any breach by the Seller or the Servicer (or any delegatee thereof) of its obligations hereunder or under any other Transaction Document):
          (i) any representation made or deemed made by the Servicer pursuant to Section 4.02(g) hereof which shall have been incorrect in any respect when made or any other representation or warranty or statement made or deemed made by the Servicer under or in connection with this Agreement which shall have been incorrect in any material respect when made;
          (ii) the failure by the Servicer to comply with any applicable law, rule or regulation with respect to any Pool Receivable or Contract; or the failure of any Pool Receivable or Contract to conform to any such applicable law, rule or regulation;
          (iii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC or PPSA of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool, the Contracts and the Related Security and Collections in respect thereof, whether at the time of any purchase or reinvestment or at any subsequent time;
          (iv) any failure of the Servicer to perform its duties or obligations in accordance with the provisions of this Agreement, including, without limitation, any failure of the Servicer to file claims under the Insurance Policy in a timely fashion and with properly completed supporting documentation, any action or omission by the Servicer which gives rise to an exclusion from coverage under the Insurance Policy, any failure by the Servicer to service the Receivables in the manner required by the Insurer or any failure by the Servicer to deliver to the Insurer any document or report required by the Insurer to be delivered in a timely manner;
          (v) the commingling of Collections of Pool Receivables at any time by the Servicer with other funds;

          (vi) any action or omission by the Servicer reducing or impairing the rights of the Investors or the Banks with respect to any Pool Receivable or the value of any Pool Receivable except in accordance with the Credit and Collection Policy and Section 6.02(c);
          (vii) [intentionally omitted];
          (viii) any claim brought by any Person other than a Special Indemnified Party arising from any activity by the Servicer or its Affiliates in servicing, administering or collecting any Receivable;
          (ix) the occurrence of any purchase or reinvestment under this Agreement on any date on which (after giving effect to such purchase or reinvestment) the Percentage Factor is greater than the Maximum Percentage Factor; or
          (x) after the date hereof, any Investor or Bank shall be subject to Canadian taxes on income or capital in connection with the Receivables or the transactions contemplated by this Agreement and the other Transaction Documents and resulting from the Seller, such Investor or such Bank having a permanent establishment in Canada solely as a result of the transactions contemplated hereby (but only directly and exclusively as a result of any breach by the Seller or the Servicer (or any delegatee thereof) of its obligations hereunder or under any other Transaction Document).
          Section 6.08 Collateral Advance Account. (a) Prior to the occurrence of the first Cash Secured Advance Commencement Date hereunder, the Servicer, for the benefit of the Banks, shall establish and maintain or cause to be established and maintained in the name of the Seller with Citibank an account (such account being the "Collateral Advance Account" and Citibank in such capacity, being the "Collateral Advance Account Bank"), such account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Banks and entitled "Citibank, N.A., London Branch, as Agent — Collateral Advance Account for the Abitibi Receivables Purchase Agreement" and, in connection therewith, the Servicer, the Seller, the Agent and the Collateral Advance Account Bank shall enter into the Collateral Advance Account Agreement. The Collateral Advance Account shall be under the sole dominion and control of the Agent for the benefit of the Banks which have made Cash Secured Advances, and neither the Seller, the Servicer, nor any Person claiming by, through or under the Seller or the Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Collateral Advance Account. Except as expressly provided in this Agreement, Citibank agrees that it, in its capacity as Collateral Advance Account Bank, shall have no right of set off or banker's lien against, and no right to otherwise deduct from, any funds held in the Collateral Advance Account for any amount owed to it by any Bank, the Investor, any Agent, the Seller or any Originator. The tax identification no. associated with the Collateral Advance Account shall be that of the Seller.
          (b) The Agent will comply with (i) all written instructions directing disposition of the funds in the Collateral Advance Account, (ii) all notifications and entitlement orders that the Agent receives directing it to transfer or redeem any financial asset in the Collateral Advance Account, and (iii) all other directions concerning the Collateral Advance Account, including, without limitation, directions to distribute to any Bank proceeds of any such transfer or redemption or interest or dividends on property in the Collateral Advance Account (any such instruction, notification or direction referred to in clause (i), (ii) or (iii) above being a "Collateral Advance Account Direction"), in the case of each of clauses (i), (ii) and (iii) above originated by the relevant Bank (except as otherwise specified in subsection (c) of this Section 6.08).
          (c) Funds on deposit in the Collateral Advance Account shall, at the written direction of the Seller, be invested by the Agent in Eligible Investments as instructed by the Seller in writing (which may be a standing instruction). All such Eligible Investments shall be held in the Collateral Advance Account by the Agent for the ratable benefit of the Banks which have made Cash Secured Advances. Such funds shall be invested in Eligible Investments that will mature so that funds will be available in amounts sufficient for the Agent to make each distribution as and when required under the terms of this Agreement. All interest and other investment earnings (net of losses and investment expenses) received on funds on deposit in the Collateral Advance Account, to the extent such investment income is not needed to pay the Agent for the ratable benefit of the Term-Out Banks under the terms of this Agreement, shall be added to the Collateral Advance Account.
          (d) If, at any time after the Servicer has established the Collateral Advance Account, the institution with which the Collateral Advance Account is maintained ceases to be an Eligible Institution, the Seller, upon obtaining actual knowledge thereof, shall, within five Business Days from obtaining such knowledge or, if earlier, from notice to such effect by the Agent, (i) establish a new Collateral Advance Account meeting the conditions specified above with an Eligible Institution, and (ii) transfer any cash and/or any financial assets held in the old Collateral Advance Account to such new Collateral Advance Account, respectively. From the date such new Collateral Advance Account is established, it shall be the "Collateral Advance Account" hereunder and for all purposes hereof.
          Section 6.09 Canadian Residents. (a) Notwithstanding anything contained herein or anything contained in any other Transaction Document, the Servicer, as Servicer (and each Person to whom the Servicer delegates any of its responsibilities (including, without limitation, the Subservicer), shall not while acting in Canada, and shall not (and has no authority to) delegate to any Person acting in Canada the authority to, or permit any such Person to, enter into contracts or other agreements in the name of or on behalf of the Seller, the Agent, the Investor or any Bank; and the Servicer, as Servicer (or any such delegate), is not permitted to (nor has authority to) establish an office or other place of business of the Seller, the Agent, the Investor or any Bank in Canada. To the extent any responsibilities of any Person acting in Canada (including for greater certainty a Servicer employee or servant or ACI as subservicer) to whom the Servicer has delegated responsibilities in respect of the Pool Receivables, the Related Security or the Collections hereunder or under any other Transaction Document involve or require such Person to enter a contract or other agreement in the name of or on behalf of the Seller, the Agent, the Investor or the Banks, such servicing responsibility shall be fulfilled solely by, or upon specific approval of, the Servicer, and such Person is authorized to take such action or give such approval, but only from a place of business outside Canada, and such Person may not delegate such responsibility except upon consent or the direction of the Agent (and then only subject to these same restrictions).
          (b) Notwithstanding anything contained herein or anything contained in any other Transaction Document, the Seller (and each Person to whom the Seller delegates any of its responsibilities (including, without limitation, the Subservicer)) shall not, while acting in Canada, and shall not (and has no authority to) delegate to any Person acting in Canada the authority to, or permit any such Person to, enter into contracts or other agreements in the name of or on behalf of the Seller. The Seller is not permitted to (nor has authority to) establish an office or other place of business in Canada.
          Section 6.10 Collateral Advance Account Agreement; Deposit Account Agreements. Without limiting Section 6.07, the Servicer hereby agrees that it will reimburse the Agent on demand for any payments or obligations that the Agent may incur pursuant to any indemnity provided by the Agent under the Collateral Advance Account Agreement or any Deposit Account Agreement, including, without limitation, the Blocked Accounts Agreement dated October 27, 2005 among ACI, ACSC, the Agent, Royal Bank of Canada and the Seller, as such Deposit Account Agreements may be amended, restated, supplemented or otherwise modified from time to time.
ARTICLE VII
EVENTS OF TERMINATION
          Section 7.01 Events of Termination. If any of the following events ("Events of Termination") shall occur and be continuing:
          (a) Any Servicer Default; or
          (b) The Seller shall fail to make any payment required under Section 2.04(f); or
          (c) Any representation or warranty (unless (x) such representation or warranty relates solely to one or more specific Receivables incorrectly characterized as Eligible Receivables and either (i) immediately following the removal of such Receivables from the Net Receivables Pool Balance the Percentage Factor is not greater than the Maximum Percentage Factor or (ii) the Seller shall have made any required deemed Collection payment pursuant to Section 2.04(f) with respect to such Receivables or (y) in the case of the representations and warranties contained in Sections 4.01 (a), (j) (the first sentence only) or (q), the breach of such representation or warranty is capable of being cured and is in fact cured (without any adverse impact on the Agent, the Investors or the Banks or the collectibility of the Pool Receivables) within five Business Days after the first date on which the Seller obtains knowledge or receives written notice of such breach from the Agent) made or deemed made by ACI, any Originator or the Seller (or any of their respective officers) under or in connection with this Agreement or any other Transaction Document or any information or report delivered by ACI, any Originator or the Seller pursuant to this Agreement or any other Transaction Document shall prove to have been incorrect or untrue in any material respect as of the date when made or deemed made or delivered; or
          (d) The Seller or any Originator shall fail to perform or observe (i) any term, covenant or agreement contained in this Agreement (other than as referred to in Section 7.01(b) or clauses (ii) and (iii) of this Section 7.01(d)) or any other Transaction Document on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Seller by the Agent, (ii) any covenant applicable to it contained in Sections 5.01(d), 5.01(g), 5.01(h), 5.01(m) (first sentence only), 5.01(n), 5.01(o), 5.01(p), 5.01(q) or 5.01(r) or (iii) any covenant or agreement contained in Section 5.02 on its part to be performed or observed and any such failure referred to in this clause (iii) shall remain unremedied for three Business Days; or
          (e) The Parent, any Originator or Seller shall fail to pay any principal of or premium or interest on any of its Debt (which, in the case of the Parent or any Originator, either arises under the Bank Agreement or is outstanding in a principal amount of at least CAD 65,000,000 (or the Dollar Equivalent thereof) in the aggregate) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to such Debt, and shall continue after the applicable grace period, if any, specified in such agreement or instrument, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Debt to cause, with the giving of notice if required, such Debt to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder; or
          (f) Any purchase or any reinvestment pursuant to this Agreement shall for any reason (other than pursuant to the terms hereof) cease to create, or any Receivable Interest shall for any reason cease to be, a valid and perfected first priority undivided percentage ownership interest to the extent of the pertinent Receivable Interest in each applicable Pool Receivable and the Related Security and Collections with respect thereto; or the security interest created pursuant to Section 2.11 or Section 2.17(b) shall for any reason cease to be a valid and perfected first priority security interest in the collateral security referred to in that section; or
          (g) (i) The Parent, any Originator or the Seller shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against Parent, any Originator or the Seller seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or arrangement of debt, or seeking the entry of an order for reliefer the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or (iii) any receiver, trustee, custodian or similar official shall be appointed for the Parent, any Originator or the Seller under any private right; or (iv) the Parent, any Originator or the Seller shall take any corporate action to authorize any of the actions set forth above in this subsection (g); or
          (h) As of the last day of any calendar month, either (i) the average of the Delinquency Ratios for such calendar month and the two immediately preceding calendar months shall exceed 4.0% or (ii) the average of the Loss Ratios for such calendar month and the two immediately preceding calendar months shall exceed 2.0% or (iii) the average of the Dilution Ratios for such calendar month and the two immediately preceding calendar months shall exceed 9.0% or (iv) the average of the Loss-to-Liquidation Ratios for such calendar month and the two immediately preceding calendar months shall exceed 1.0%; or
          (i) The Percentage Factor on any Reporting Date shall be greater than the Maximum Percentage Factor unless the Seller reduces the outstanding Capital on the Business Day immediately following the date the relevant Seller Report is due, bringing the recalculated Percentage Factor to less than or equal to the Maximum Percentage Factor; or the Percentage Factor on the day on which any Insurance Policy Event occurs (based on the data in the most recent Seller Report but utilizing the Stress Factor and Loss Reserve Floor Percentage required following an Insurance Policy Event) shall be greater than the Maximum Percentage Factor unless the Seller reduces the outstanding Capital within three Business Days following the day after the occurrence of such Insurance Policy Event, bringing the recalculated Percentage Factor to less than or equal to the Maximum Percentage Factor; or
          (j) There shall have occurred any material adverse change (as determined by the Agent) in the collectibility of the Receivables Pool or the ability of ACI, any Originator, the Seller or the Servicer to collect Pool Receivables or otherwise perform its obligations under this Agreement and the other Transaction Documents; or
          (k) An "Event of Termination" or "Facility Termination Date" shall occur under the Originator Purchase Agreement, or the Originator Purchase Agreement shall cease to be in full force and effect; or
          (1) All of the outstanding capital stock of the Seller shall cease to be owned, directly or indirectly, by ACSC, or all of the outstanding capital stock of ACSC or ACI shall cease to be owned, directly or indirectly, by the Parent; or
          (m) One or more judgments for the payment of money (except to the extent covered by insurance as to which the insurer has acknowledged such coverage in writing) shall be rendered against the Seller, and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be taken by a judgment creditor to attach or levy upon any assets of the Seller to enforce any such judgment; or

          (n) One or more judgments for the payment of money in an aggregate amount in excess of CAD 65,000,000 (or the Dollar equivalent thereof) (except to the extent covered by insurance as to which the insurer has acknowledged such coverage in writing) shall be rendered against the Parent or any Originator or the Seller or any combination thereof, and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be taken by a judgment creditor to attach or levy upon any assets of the Parent or any Originator or the Seller to enforce any such judgment; or
          (o) The PBGC or the Internal Revenue Service shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of ERISA or Section 6320 of the Code with regard to any of the assets of the Parent, the Seller or the Originators and such lien has not been discharged within 30 days of receipt of notice thereof and the amount of such lien is greater than $1,000,000; or
          (p) (i) ACI shall fail to make any payment required by the Undertaking (Originator) or the Undertaking (Servicer) or (ii) ACI shall fail to perform or observe any other term, covenant or agreement contained in the Undertaking (Originator) or the Undertaking (Servicer) and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Seller by the Agent, or (iii) any of the Undertaking (Originator) or the Undertaking (Servicer) shall cease to be in full force and effect; or
          (q) The Insurer shall refuse to pay any claim under the Insurance Policy specific to the Receivables solely as a result of an action by an Originator constituting "Corruption", as such term is defined in Section 8(7) of the Insurance Policy; or
          (r) The Insurer shall terminate, or send ACI any notice of termination of, the Insurance Policy pursuant to Section 37(2) or 37(3) of the Insurance Policy;
then, and in any such event, any or all of the following actions may be taken by notice to the Seller: (x) the Investor or the Agent may declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred), (y) the Agent may declare the Commitment Termination Date to have occurred (in which case the Commitment Termination Date shall be deemed to have occurred), and (z) without limiting any right under this Agreement to replace the Servicer, if such Event of Termination is a Servicer Default, the Agent may designate another Person to succeed ACSC as the Servicer; provided, that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (g) of this Section 7.01, the Facility Termination Date and the Commitment Termination Date shall occur. Upon any such declaration or designation or upon such automatic termination, the Investors, the Banks and the Agent shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided after default under the UCC, the PPSA and under other applicable law, which rights and remedies shall be cumulative.

ARTICLE VIII
THE AGENT
          Section 8.01 Authorization and Action. Each Investor and each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent reserves the right, in its sole discretion (subject to Section 10.01), to agree to any amendment, modification or waiver of the provisions of this Agreement or any instrument or document delivered pursuant hereto, and also to exercise any rights and remedies available under this Agreement and the other Transaction Documents or pursuant to applicable law. As to any matters not expressly provided for by this Agreement or the other Transaction Documents (including, without limitation, enforcement of this Agreement or the other Transaction Documents), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks and such instructions shall be binding upon all Banks; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement, the other Transaction Documents or applicable law.
          Section 8.02 Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Agent under or in connection with this Agreement (including, without limitation, the Agent's servicing, administering or collecting Pool Receivables as Servicer) or any other Transaction Document, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may consult with legal counsel (including counsel for the Parent, the Seller, the Originators and the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Investor or Bank (whether written or oral) and shall not be responsible to any Investor or Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement relating to the Parent, Seller, any Originator or the Servicer or to inspect the property (including the books and records) of the Parent, the Seller, any Originator or the Servicer; (d) shall not be responsible to any Investor or Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (e) shall incur no liability under or in respect of this Agreement or any other Transaction Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telecopier or telex) believed by it to be genuine and signed or sent by the proper party or parties.
          Section 8.03 CNAI and Affiliates. The obligation of Citibank to purchase Receivable Interests under this Agreement may be satisfied by CNAI or any of its Affiliates. With respect to any Receivable Interest or interest therein owned by it, CNAI shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though its Affiliate CLB were not the Agent. CNAI and any of its Affiliates may generally engage in any kind of business with the Parent, the Seller, the Servicer or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Parent, the Seller, the Servicer, any Originator, or any Obligor or any of their respective Affiliates, all as if CLB were not the Agent and without any duty to account therefor to the Investors or the Banks.
          Section 8.04 Bank's Purchase Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent, any of its Affiliates or any other Bank and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent, any of its Affiliates or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.
          Section 8.05 Indemnification of Agent. Each Bank agrees to indemnify the Agent (to the extent not reimbursed by the Seller or the Servicer), ratably according to the amount of its Bank Commitment (or, if the Bank Commitments have been terminated, then ratably according to the respective amounts of Capital of the Receivable Interests (or interests therein) owned by it or which it may be required to purchase under the Asset Purchase Agreement), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or the other Transaction Documents or any action taken or omitted by the Agent under this Agreement or the other Transaction Documents, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.
ARTICLE IX
INDEMNIFICATION
          Section 9.01 Indemnities by the Seller. Without limiting any other rights that the Agent, the Investors, the Banks, any of their respective Affiliates or members or any of their respective officers, directors, employees or advisors (each, an "Indemnified Party") may have hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from this Agreement or the other Transaction Documents or the use of proceeds of purchases or reinvestments or the ownership of Receivable Interests or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent found in a final non appealable judgment of a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for Receivables which are not collected, not paid or uncollectible on account of the insolvency, bankruptcy or financial inability to pay of the applicable Obligor or (c) any income taxes or any other tax or fee measured by income incurred by such Indemnified Party arising out of or as a result of this Agreement or the ownership of Receivable Interests or in respect of any Receivable or any Contract, other than (i) Taxes (to the extent provided in Section 2.10) and (ii) Canadian taxes strictly on income or capital in connection with the Receivables or the transactions contemplated by this Agreement and the other Transaction Documents and resulting from the Seller, any Investor or any Bank having a permanent establishment in Canada solely as a result of the transactions contemplated hereby (but only directly and exclusively as a result of any breach by the Seller or the Servicer (or any delegatee thereof) of its obligations hereunder or under any other Transaction Document). Without limiting or being limited by the foregoing, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:
     (i) the characterization in any Seller Report or other written statement made by or on behalf of the Seller of any Receivable as an Eligible Receivable or as included in the Net Receivables Pool Balance which, as of the date of such Seller Report or other statement, is not an Eligible Receivable or should not be included in the Net Receivables Pool Balance;
     (ii) any representation or warranty or statement made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement or any of the other Transaction Documents which shall have been incorrect in any material respect as of the date when made;
     (iii) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract or the transfer of such Pool Receivable hereunder; or the failure of any Pool Receivable or the related Contract to conform to any such applicable law, rule or regulation; or the failure by the Seller to pay, remit or account for any taxes related to or included in a Receivable when due;
     (iv) the failure to vest in the Investors or the Banks, as the case may be, (a) a perfected undivided percentage ownership interest, to the extent of each Receivable Interest, in the Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, or (b) a perfected security interest as provided in Section 2.11, in each case free and clear of any Adverse Claim;
     (v) the failure to have filed or sent, or any delay in filing or sending, financing statements, notices or other similar instruments or documents under the UCC or the PPSA of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, whether at the time of any purchase or reinvestment or at any subsequent time; or the failure to have properly notified any Obligor of the transfer, sale or assignment of any Receivable pursuant to the Transaction Documents, to the extent such notice is required to perfect the same under Quebec law; for purposes of this clause (v),

"perfect" under Quebec law, means to render opposable, publish and allow the setting up of the purchaser's interest in, and right to collect payment under, the assets which are the subject of such transfer, sale and assignment, and to make opposable, publish and allow the setting up of such transfer, sale and assignment as against Obligors and other third parties, including any trustee in bankruptcy;
     (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Seller or any of its Affiliates acting as Servicer);
     (vii) any failure of the Seller to perform its duties or obligations in accordance with the provisions hereof or to perform its duties or obligations under the Contracts, including, without limitation, any act or omissions by the Seller which gives rise to an exclusion from coverage under the Insurance Policy;
     (viii) any products liability or other claim arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;
     (ix) the commingling of Collections of Pool Receivables at any time with other funds;
     (x) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of purchases or reinvestments or the ownership of Receivable Interests or in respect of any Receivable or Related Security or Contract (including, without limitation, in connection with the preparation of a defense or appearing as a third party witness in connection therewith and regardless of whether such investigation, litigation or proceeding is brought by the Seller, an Indemnified Party or any other Person or an Indemnified Party is otherwise a party thereto);
     (xi) any failure of the Seller to comply with its covenants contained in this Agreement or any other Transaction Document;
     (xii) any claim brought by any Person other than an Indemnified Party arising from any activity by the Seller or any Affiliate of the Seller in servicing, administering or collecting any Receivable;
     (xiii) any claim arising out of any failure by the Seller to obtain a consent (if required) from the relevant Obligor to the transfer, sale or assignment of any Receivable pursuant to the Transaction Documents; or

     (xiv) after the date hereof, any Investor or Bank shall be subject to Canadian taxes on income or capital in connection with the Receivables or the transactions contemplated by this Agreement and the other Transaction Documents and resulting from the Seller, such Investor or such Bank having a permanent establishment in Canada solely as a result of the transactions contemplated hereby (but only directly and exclusively as a result of any breach by the Seller or the Servicer (or any delegatee thereof) of its obligations hereunder or under any other Transaction Document).
ARTICLE X
MISCELLANEOUS
          Section 10.01 Amendments, Etc. (a) Amendments Generally. No amendment or waiver of any provision of this Agreement or consent to any departure by the Seller, any Originator or the Servicer therefrom shall be effective unless in a writing signed by the Agent, as agent for the Investors and the Banks (and, in the case of any amendment, also signed by the Seller and the Originators; provided, however, that the signatures of the Seller and the Originators shall not be required for the effectiveness of any amendment which modifies the representations, warranties, covenants or responsibilities of the Servicer at any time when the Servicer is not ACI, the Originator or an Affiliate of the Originator or a successor Servicer is designated by the Agent pursuant to Section 6.01), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by the Servicer in addition to the Agent, affect the rights or duties of the Servicer under this Agreement. Notwithstanding any other provision of this Section 10.01 (a), (i) Schedules I and IV hereto may be amended in accordance with the procedures set forth in Sections 5.01(g) and 5.01(b), respectively, and (ii) the amendments described in clauses (c)-(e) of this Section 10.01 shall become effective upon the satisfaction of the applicable conditions precedent set forth in this Section 10.01. No failure on the part of the Investors, the Banks or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.
          (b) Replacement Bank Agreement. In the event that any financing is provided to ACI or any of its subsidiaries, pursuant to which the Parent is a borrower or guarantor or the lenders otherwise rely upon the credit or the financial position of the Parent, including by incorporation of representations and warranties, covenants or events of default relating to the Parent (such financing, the "Replacement Bank Agreement"), the Seller, the Servicer, the Agent, the Investors, the Banks and the Originators agree to enter into good faith negotiations for a period of 30 days after the effectiveness of such Replacement Bank Agreement, or such longer period as may be agreed to, in writing, by the Agent and the Originators, in order to amend the Events of Termination set forth in Sections 7.01(e), (g), (n) and (o) of this Agreement and any other provisions of this Agreement and the Originator Purchase Agreement as reasonably agreed to between the Agent and the Originators, so as to reflect, as applicable, the terms and conditions of analogous clauses in the Replacement Bank Agreement to the reasonable satisfaction of the

Agent and the Originators. This Section 10.01(b) shall not limit any rights of the Seller under Section 2.01(b).
          (c) Continuance Amendments. Effective as of the effective date (the "Continuance Effective Date") of the Continuance as set forth in the Notice of Continuance and Change of Address to be delivered by the Seller to the Agent in the form attached hereto as Annex I (the "Notice of Continuance and Change of Address"), which Notice of Continuance and Change of Address shall be delivered to the Agent by no later than five (5) calendar days prior to the Continuance Effective Date, and subject to the satisfaction of the conditions precedent set forth in this Section 10.01(c):
          (i) The introductory paragraph to this Agreement is amended by deleting the phrase "ABITIBI-CONSOLIDATED INC., a Canadian corporation" and replacing it with the name and description of the Continued Entity, as indicated in the Notice of Continuance and Change of Address.
          (ii) Schedule IV to this Agreement is deleted in its entirety and replaced with Schedule IV attached to the Notice of Continuance and Change of Address.
          (iii) Each reference to "Abitibi-Consolidated Inc.," "ACI", the "Canadian Originator" and the "Subservicer" (to the extent ACI continues to be so designated and to act in such capacity) in this Agreement and each Transaction Document shall mean and be a reference to the Continued Entity, as indicated in the Notice of Continuance and Change of Address.
The amendments described in this Section 10.01(c) shall become effective on the Continuance Effective Date, subject to the receipt by the Agent (subject to the terms of clause (B) below) of each of the following, each in form and substance satisfactory to the Agent:
          (A) acknowledgment copies or time stamped receipt copies (or other satisfactory evidence of filing) of proper financing statements, financing change statements and financing statement amendments, duly filed against ACI and the Continued Entity, as applicable, on or before the Continuance Effective Date under the UCC and PPSA of all jurisdictions that the Agent may deem necessary or desirable in order to continue perfection of the ownership and security interests contemplated by this Agreement and the other Transaction Documents;
          (B) favourable opinions of (x) Stikeman Elliott LLP, Canadian counsel for the Continued Entity and (y) Stewart McKelvey LLP, Nova Scotia counsel for the Continued Entity, each of which opinions may be combined with and incorporated in the relevant opinion to be delivered pursuant to Section 10.01(d)(C) (the "Amalgamation Opinion") provided that the Amalgamation Opinion is delivered to the Agent within thirty (30) days of the Continuance Effective Date; for greater certainty, the delivery of the opinions required pursuant to this clause (B) shall not delay the coming into effect of the amendments described in this Section 10.01(c);

          (C) a copy of the constating documents of the Continued Entity, giving effect to the Continuance, certified by the Secretary or Assistant Secretary of the Continued Entity;
          (D) a copy of the organizational documents of the Continued Entity, giving effect to the Continuance, certified by or on behalf of the Registrar of Joint Stock Companies of Nova Scotia, dated as of a recent date; and
          (E) a certificate as to the good standing or qualification to do business, as applicable, of the Continued Entity from an appropriate official of each of Nova Scotia and Quebec, dated as of a recent date.
          (d) Amalgamation Amendments. Effective as of the effective date (the "Amalgamation Effective Date") of the Amalgamation as set forth in the Notice of Amalgamation to be delivered by the Seller to the Agent in the form attached hereto as Annex J (the "Notice of Amalgamation"), which Notice of Amalgamation shall be delivered to the Agent by no later than five (5) calendar days prior to the Amalgamation Effective Date, and subject to the satisfaction of the conditions precedent set forth in this Section 10.01(d):
          (i) The introductory paragraph to this Agreement is amended by deleting the name and description of the Continued Entity and replacing it with the name and description of the Amalgamated Entity, as indicated in the Notice of Amalgamation.
          (ii) Schedule III to this Agreement is deleted in its entirety and replaced with Schedule III attached to the Notice of Amalgamation.
          (iii) Schedule IV to this Agreement is deleted in its entirety and replaced with Schedule IV attached to the Notice of Amalgamation.
          (iv) Each reference to the Continued Entity, "Abitibi-Consolidated Inc.," "ACI", the "Canadian Originator" and the "Subservicer" (to the extent ACI continues to be so designated and to act in such capacity) in this Agreement and each Transaction Document shall mean and be a reference to the Amalgamated Entity, as indicated in the Notice of Amalgamation.
The amendments described in this Section 10.01(d) shall become effective on the Amalgamation Effective Date, subject to the receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:
          (A) an executed copy of the Assumption Agreement, in the form attached hereto as Annex K;
          (B) acknowledgment copies or time stamped receipt copies (or other satisfactory evidence of filing) of proper financing statements, financing change statements and financing statement amendments, duly filed against the Continued Entity and the Amalgamated Entity, as applicable, on or before the Amalgamation Effective Date under the UCC and PPSA of all jurisdictions that the Agent may deem necessary or desirable in order to continue perfection of the ownership and security interests contemplated by this Agreement and the other Transaction Documents;
          (C) favourable opinions of (x) Stikeman Elliott LLP, Canadian counsel for the Amalgamated Entity and (y) Stewart McKelvey LLP, Nova Scotia counsel for the Amalgamated Entity;
          (D) a copy of the constating documents of the Amalgamated Entity, giving effect to the Amalgamation, certified by the Secretary or Assistant Secretary of the Amalgamated Entity;
          (E) a copy of the organizational documents of the Amalgamated Entity, giving effect to the Amalgamation, certified by or on behalf of the Registrar of Joint Stock Companies of Nova Scotia, dated as of a recent date;
          (F) a certificate as to the good standing or qualification to do business, as applicable, of the Amalgamated Entity from an appropriate official of each of Nova Scotia and Quebec, dated as of a recent date;
          (G) completed requests for information and search reports, dated on or before the Amalgamation Effective Date, listing all effective financing statements and other registrations filed in the jurisdictions referred to in subsection (b) above and in any other jurisdictions reasonably requested by the Agent that name 3224112 Nova Scotia Limited as debtor, together with copies of such financing statements and other registrations; and
          (H) acknowledgment copies of proper financing statements and registrations, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts, Related Security or the collateral security referred to in Section 2.11.
          (e) Change of Address Amendments. Effective as of the effective date (the "Change of Address Effective Date") of the Change of Address as set forth in the Notice of Change of Address to be delivered by the Seller to the Agent in the form attached hereto as Annex L (the "Notice of Change of Address"), which Notice of Change of Address shall be delivered to the Agent by no later than five (5) Business Days prior to the Change of Address Effective Date, and subject to the satisfaction of the conditions precedent set forth below, Schedules III and IV to this Agreement are deleted in their entirety and replaced with Schedules III and IV attached to the Notice of Change of Address, respectively.
               The amendments described in this Section 10.01(e) shall become effective on the Change of Address Effective Date, subject to the receipt by the Agent, on or prior to the Change of Address Effective Date, of acknowledgment copies or time stamped receipt copies (or other satisfactory evidence of filing) of proper financing statements and financing statement amendments, duly filed against ACSC and the Seller on or before the Change of Address Effective Date under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to continue perfection of the ownership and security interests contemplated by this Agreement and the other Transaction Documents.
          (f) Waivers. The Agent, as agent for the Investors and the Banks, hereby waives the requirement to provide thirty (30) days' written notice set forth in Section 5.01(k)(vii), solely to the extent relating to the Continuance, the Amalgamation and the Change of Address; provided that the Seller timely complies with the requirements to provide such notice in each case pursuant to its agreements set forth in clauses (c), (d) and (e) of this Section 10.01, as applicable.
          Section 10.02 Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and faxed or delivered, to each party hereto, at its address set forth on Schedule III hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received.
          Section 10.03 Assignability. (a) This Agreement and the Investors' rights and obligations herein (including ownership of each Receivable Interest) shall be assignable by the Investors and their successors and assigns (including, without limitation, pursuant to the Asset Purchase Agreement). Each assignor of a Receivable Interest or any interest therein shall notify the Agent and the Seller of any such assignment. Each assignor of a Receivable Interest or any interest therein may, in connection with any such assignment, disclose to the assignee or potential assignee any information relating to the Seller, the Parent or any Originator, including the Receivables, furnished to such assignor by or on behalf of the Seller or by the Agent; provided that, prior to any such disclosure, the assignee or potential assignee agrees in writing to preserve the confidentiality of any such information which is confidential in accordance with the provisions of Section 10.06 hereof.
          (b) Each Bank may assign to any Eligible Assignee or to any other Bank all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Bank Commitment and any Receivable Interests or interests therein owned by it); provided, however, that
     (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement,
     (ii) the amount being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance Agreement with respect to such assignment) shall in no event be less than the lesser of (x) $10,000,000 and (y) all of the assigning Bank's Bank Commitment,
     (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance Agreement, together with a processing and recordation fee of $2,500, and

     (iv) concurrently with such assignment, such assignor Bank shall assign to such assignee Bank or other Eligible Assignee an equal percentage of its rights and obligations under the Asset Purchase Agreement (or, if such assignor Bank is Citibank, it shall arrange for such assignee Bank or other Eligible Assignee to become a party to the Asset Purchase Agreement for a maximum Capital amount equal to the assignee's Bank Commitment).
          Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance Agreement, (x) the assignee thereunder shall be a party to this Agreement and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance Agreement, have the rights and obligations of a Bank hereunder and (y) the assigning Bank shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish such rights and be released from such obligations under this Agreement (and, in the case of an Assignment and Acceptance Agreement covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).
          (c) The Agent shall maintain at its address referred to in Section 10.02 of this Agreement a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of (i) the names and addresses of the Investors and the Banks, (ii) the Bank Commitment of, and aggregate outstanding Capital of Receivable Interests or interests therein owned by, each Bank from time to time and (iii) the aggregate outstanding Capital of Receivable Interests owned by each Investor (the "Register"). The entries in the Register shall be conclusive and binding for all purposes regarding the ownership of the Receivable Interests, absent manifest error, and the Seller, the Originators, the Agent, the Investors and the Banks shall treat each person whose name is recorded in the Register as the owner of a Receivable Interests and as a Bank or an Investor, as applicable, under this Agreement for all purposes of this Agreement. The Register as the owner of a Receivable Interests and shall be available for inspection by the Seller, any Investor or any Bank at any reasonable time and from time to time upon reasonable prior notice. The parties hereto intend that the Register will satisfy the requirement that indebtedness for U.S. federal income tax purposes represented by the Receivable Interests be in "registered form" as such term is used for purposes of portfolio interest under sections 881(c) and 163(f) of the Code and the regulations promulgated thereunder. Upon its receipt of an Assignment and Acceptance Agreement executed by an assigning Bank and an Eligible Assignee, the Agent shall, if such Assignment and Acceptance Agreement has been completed, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Seller.
          (d) Notwithstanding any other provision of this Section 10.03, any Bank may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, rights to payment of Capital and Yield) under this Agreement or under the Asset
Purchase Agreement to secure obligations of such Bank to a Federal Reserve Bank, without notice to or consent of the Seller or the Agent; provided that no such pledge or grant of a security interest shall release a Bank from any of its obligations hereunder or under the Asset Purchase

Agreement, as the case may be, or substitute any such pledgee or grantee for such Bank as a party hereto or to the Asset Purchase Agreement, as the case may be.
          (e) Each Bank may sell participations, to one or more banks or other entities, in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Bank Commitment and the Receivable Interests or interests therein owned by it); provided, however, that
          (i) such Bank's obligations under this Agreement (including, without limitation, its Bank Commitment to the Seller hereunder) shall remain unchanged,
          (ii) such Bank shall remain solely responsible to the other parties to this Agreement for the performance of such obligations and
          (iii) concurrently with such participation, the selling Bank shall sell to such bank or other entity a participation in an equal percentage of its rights and obligations under the Asset Purchase Agreement.
The Agent, the other Banks, the Seller and the Servicer shall have the right to continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement.
          (f) This Agreement and the rights and obligations of the Agent herein shall be assignable by the Agent and its successors and assigns; provided, however, that the Agent agrees that it will not assign such rights and obligations to any Person other than an Affiliate of Citibank unless:
     (i) in the reasonable judgment of the Agent, the Agent determines that continued service by it (or its Affiliate) as Agent hereunder would be inconsistent with, or otherwise materially disadvantageous under, applicable legal, tax or regulatory restrictions; or
     (ii) an Event of Termination or Incipient Event of Termination shall have occurred and be continuing; or
     (iii) the Seller shall have consented to such assignment (such consent not to be unreasonably withheld or delayed).
          (g) The Seller may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Agent.
          (h) Eureka may sell participations to one or Eligible Assignees (each, a "Participant") in all or a portion of its rights and obligations hereunder (including the outstanding Receivable Interests) without the consent of the Seller (except as otherwise provided in the definition of Eligible Assignee); provided that following the sale of a participation under this Agreement (i) the obligations of Eureka shall remain unchanged, (ii) Eureka shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Seller, the Agent, and the Banks shall continue to deal solely and directly with Eureka in connection with Eureka's rights and obligations under this Agreement. Any agreement or instrument pursuant to which Eureka sells such a participation shall provide that the Participant shall not have any right to direct the enforcement of this Agreement or the other Transaction Documents or to approve any amendment, modification or waiver of any provision of this Agreement or the other Transaction Documents; provided that such agreement or instrument may provide that Eureka will not, without the consent of the Participant, agree to any amendment, modification or waiver that (i) reduces the amount of Capital or Yield that is payable on account of any Receivable Interest or delays any scheduled date for payment thereof or (ii) reduces any fees payable by the Seller to the Agent (to the extent relating to payments to the Participant) or delays any scheduled date for payment of such fees. The Seller acknowledges and agrees that Eureka's source of funds may derive in part from its Participants. Accordingly, references in Sections 2.08, 2.10, 6.07, 9.01 and 10.04 and the other terms and provisions of this Agreement and the other Transaction Documents to determinations, reserve and capital adequacy requirements, expenses, increased costs, reduced receipts and the like as they pertain to Eureka shall be deemed also to include those of its Participants; provided that the Seller shall not be required to pay higher costs, expenses and indemnification amounts pursuant to this sentence than would be required to be paid by the Seller in the absence of the sale of any participation by Eureka to a Participant as contemplated by this Section 10.03(h). Eureka or the Agent may, in connection with any such participation, disclose to Participants and potential Participants any information relating to the Seller or the Originator, including the Receivables, furnished to Eureka or the Agent by or on behalf of the Seller; provided that, prior to any such disclosure, such Participant or potential Participant agrees in writing to preserve the confidentiality of any such information which is confidential in accordance with the provisions of Section 10.06 hereof. Any interest sold by Eureka to a Bank or its designee under the Asset Purchase Agreement shall not be considered a participation for the purpose of this Section 10.03(h) (and the Bank or its designee shall not be considered a Participant as a result thereof).
          Section 10.04 Costs and Expenses. (a) In addition to the rights of indemnification granted under Section 9.01 hereof, the Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing and the other activities contemplated in Section 5.02) of this Agreement, any Asset Purchase Agreement and the other documents and agreements to be delivered hereunder, including, without limitation, the reasonable fees and reasonable out-of-pocket expenses of counsel for the Agent, CNAI, Eureka, Citibank and their respective Affiliates with respect thereto and with respect to advising the Agent, CNAI, Eureka, Citibank and their respective Affiliates as to their rights and remedies under this Agreement, and all costs and expenses, if any (including reasonable counsel fees and expenses), of the Agent, CNAI, the Investors, the Banks and their respective Affiliates, in connection with the enforcement of this Agreement and the other documents and agreements to be delivered hereunder.
          (b) In addition, the Seller shall pay, to the extent not included in the calculation of Yield, (i) any and all commissions of placement agents and dealers in respect of Promissory Notes issued to fund the purchase or maintenance of any Receivable Interest, and (ii) any and all costs and expenses of any issuing and paying agent or other Person responsible for the administration of Eureka's Promissory Notes program in connection with the preparation, completion, issuance, delivery or payment of Promissory Notes issued to fund the purchase or maintenance of any Receivable Interest.
          (c) Further, the Seller agrees to pay any and all breakage and other expenses of the Agent, the Investor and the Banks (including, without limitation, reasonable attorneys' fees and disbursements and the cost including accrued interest, of terminating or transferring any agreements such as interest rate swaps, over-the-counter forward agreements and future contracts engaged by the Investor, the Banks or the Agent) in connection with any reduction of the Capital relating to the funding or maintenance of any Receivable Interest (or portion thereof), but without duplication of any such breakage and other expenses that were included in any Liquidation Fee paid with respect thereto.
          Section 10.05 No Proceedings. Each of the Seller, the Agent, the Servicer, each Originator, ACI, each Investor, each Bank, each assignee of a Receivable Interest or any interest therein and each entity which enters into a commitment to purchase Receivable Interests or interests therein hereby agrees that it will not institute against, or join any other Person in instituting against, Eureka any proceeding of the type referred to in Section 7.01 (g) so long as any commercial paper or other senior indebtedness issued by Eureka shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper or other senior indebtedness shall have been outstanding.
          Section 10.06 Confidentiality. (a) The Seller, each Originator and the Servicer each agrees to maintain the confidentiality of this Agreement, the Originator Purchase Agreement and the Fee Agreement and the respective terms thereof in communications with third parties and otherwise; provided that this Agreement or the terms hereof may be disclosed (i) to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Agent, (ii) to their respective Affiliates, directors, officers, employees, agents, auditors and advisors, including, without limitation, attorneys, accountants and consultants on a strictly "need to know" basis if they agree to hold it confidential, (iii) to third parties, solely with respect to (x) the Program Limit, the Commitment Termination Date, the Facility Termination Date, the aggregate Outstanding Balance of Receivables, a summary of the Events of Termination, the definition of "Receivable" and the related definition of "Originator Receivable" set forth in the Originator Purchase Agreement and (y) other terms of the Agreement, to the extent that the Agent has provided its prior written consent to such disclosure, (iv) to the extent required by applicable law, regulation, subpoena, court order or other legal process, including, without limitation, under applicable securities regulations or by securities regulators, or by any court, regulatory body or agency having jurisdiction over such party, (v) in connection with any action or proceeding related to, or the exercise of any remedies under, this Agreement and the other Transaction Documents, or (vi) as may be determined by such party or its auditors, acting reasonably, to be necessary in connection with financial reporting under generally accepted accounting principals or to rating agencies in respect of such party; and provided, further, that such party shall have no obligation of confidentiality in respect of any information which may be generally available to the public or becomes available to the public through no fault of such party.
          (b) Each Investor, each Bank and the Agent agrees to keep confidential and not disclose to any third parties any information, including, but not limited to, any Contracts, the identity of the Obligors, any customer lists and aging, the Parent's or its Affiliates' accounts receivable policy, credit policy, technical information, operating procedures, financial information, research data, documents, formulas, compilations, reports, studies, test results, software (including source code and object code), database compilations and the format, structure and configuration of any databases (whether or not such information is marked "confidential," "privileged" or otherwise identified as confidential) (collectively, the "Confidential Information") provided to it pursuant to the terms of this Agreement, the Transaction Documents or otherwise with respect to the Parent, the Seller, the Originators, the Obligors, the Contracts or the Receivables Pool (including the Seller Reports) in connection with the transactions contemplated by this Agreement and the other Transaction Documents; provided, that such Confidential Information may be disclosed (i) to such party's Affiliates, directors, officers, employees, agents, auditors and advisors, including, without limitation, attorneys, accountants and consultants (such Affiliates, directors, officers, employees, agents, auditors and advisors are collectively referred to herein as the "Representatives") and to such party's assignees and participants and potential assignees and participants and their respective counsel, (ii) to the rating agencies, (iii) to any actual or potential subordinated investor in any Investor or any provider of liquidity for any Investor, (iv) to credit enhancers and dealers and investors in respect of promissory notes of each Investor in accordance with the customary practices of such Investor for disclosures to credit enhancers, dealers or investors, as the case may be, it being understood that any such disclosure to dealers or investors will not identify the Parent, the Seller, the Originators or any of their affiliates by name, (v) to the extent required by applicable law, regulation, subpoena, court order or other legal process and (vi) to the extent requested by any governmental or regulatory authority having jurisdiction over such party; provided, further, that (A) any such disclosure pursuant to clause (i), (ii), (iii) or (iv) shall be disclosed to such party on a strictly "need to know" basis and (B) in the case of any such disclosure pursuant to clause (i), the party receiving such Confidential Information shall agree to hold such information confidential in accordance with terms consistent with this Section 10.06 or shall be legally obligated, or otherwise obligated by virtue of such party's relationship with an Investor, a Bank or the Agent, to preserve the confidentiality thereof (and any Person making a disclosure pursuant to the foregoing will be responsible for any failure of any of its own Representatives to comply with the provisions of this Section 10.06); and provided, further that such party shall have no obligation of confidentiality in respect of any information (X) which may be generally available to the public or becomes available to the public through no fault of such party, (Y) that was or becomes, without a breach of this Section 10.06 by such party, available to such party on a non-confidential basis from a source that is not known to such party to be subject to a confidentiality agreement with the Parent, or (Z) that is approved for release or other use by written authorization of an authorized representative of the Parent or the applicable Affiliate of the Parent. In the event that an Investor, Bank or the Agent or any of their Representatives are requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Confidential Information, such party shall (except in the case of an examination by any regulatory authority), if permitted by applicable law, (x) promptly notify the Parent, the Seller, the applicable Originator or the Servicer, as the case may be, so that such Person may seek a protective order, injunctive relief or other appropriate remedy and (y) use its reasonable efforts to request that the Person or entity propounding any subpoena or demand give the Parent, the Seller, the applicable Originator or the Servicer, as the case may be, a reasonable amount of time to object to the disclosure or production of the Confidential Information.

          (c) Upon the written request of the Parent, the Seller, an Originator or the Servicer, at any time following the later of the Facility Termination Date and the date on which no Capital or Yield on any Receivable Interest shall be outstanding and all other amounts owed by the Seller hereunder are paid in full, any party hereto that has received Confidential Information will either (i) promptly deliver to the Person requesting such Confidential Information, and at the requesting party's own expense, all copies of the Confidential Information in its or its Representatives' possession or (ii) if so requested, promptly destroy all copies of the Confidential Information in its or its Representatives' possession and confirm in writing such destruction to the Person requesting such destruction. Notwithstanding the foregoing, the party to which any such request is made may retain Confidential Information in accordance with its document retention procedures, provided that such party's obligations with respect to such Confidential Information shall continue in accordance with the terms of this Section 10.06.
          (d) Notwithstanding any other provision herein or in any other Transaction Document, each Investor, each Bank and the Agent hereby confirms that the Seller, each Originator and the Servicer (and each employee, representative or other agent of each such party) may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction contemplated by this Agreement and the other Transaction Documents.
          Section 10.07 GOVERNING LAW. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT, PURSUANT TO THE UCC OF THE STATE OF NEW YORK, THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE INTERESTS OF THE INVESTORS AND THE BANKS IN THE RECEIVABLES AND THE ORIGINATOR PURCHASE AGREEMENT ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
          Section 10.08 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
          Section 10.09 Survival of Termination. The provisions of Sections 2.08, 2.10, 6.07, 9.01, 10.04, 10.05 and 10.06 shall survive any termination of this Agreement.
          Section 10.10 Consent to Jurisdiction. (a) Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
          (b) Each of the Seller and the U.S. Originator consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in Section 10.02. Each of ACI and the Canadian Originator consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the attention of the U.S. Originator at its address specified in Section 10.02, or in any other manner permitted by applicable law. Nothing in this Section 10.10 shall affect the right of the Investors, any Bank or the Agent to serve legal process in any other manner permitted by law.
          (c) To the extent that ACI or the Canadian Originator has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, ACI or the Canadian Originator, as applicable, hereby irrevocably waives such immunity in respect of its obligations under this Agreement.
          Section 10.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED PURSUANT HERETO.
          Section 10.12 Judgment. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent or its assigns could purchase Dollars with such other currency at New York, New York on the Business Day preceding that on which final judgment is given.
          (b) The obligations of the Seller, the Servicer and each Originator (each, a "Payor") in respect of any sum due from such Payor to the Investor, the Banks or the Agent (each, a "Recipient") hereunder shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following such Recipient's receipt of any sum adjudged to be so due in such other currency, such Recipient may, in accordance with normal banking procedures purchase (and remit in New York) Dollars with such other currency; if the Dollars so purchased and remitted are less than the sum originally due to such Recipient in Dollars, the relevant Payor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the relevant Recipient against such loss, and if the Dollars so purchased exceed the sum originally due to the relevant Recipient in Dollars, the relevant Recipient agrees to remit to the relevant Payor such excess.

          Section 10.13 Execution by ACI. This Agreement shall be considered to be executed and delivered by ACI at White Plains, New York and once an authorized director or officer of ACI resident in the United States of America has executed the same.
          Section 10.14 Language. This Agreement and all related documents have been written in the English language at the express request of the parties. Le présent contrat ainsi que tous les documents s'y rattachant ont été rédigés en anglais à la demande expresse des parties.
          Section 10.15 Tax Treatment. It is the intent of the Seller, the Investor and each Bank, and all other parties to this Agreement that, for U.S. federal, state and local income and franchise tax (in the nature of income tax) purposes only, each Receivable Interest will be treated as indebtedness secured by the Seller's assets. The Seller, by entering into this Agreement, and the Investor and each Bank, and all other parties to this Agreement, by purchasing a Receivable Interest, agree to treat the Receivable Interests for U.S. federal, state and local income and franchise tax (in the nature of income tax) purposes as indebtedness. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties.
          Section 10.16 Acknowledgment. Each of the parties hereto acknowledges that the amendment and restatement of the Original RPA on the terms and conditions set forth herein shall not in any way affect any sales, transfers, assignments or security interest grants effected pursuant to the Original RPA or any representations, warranties or covenants made by the Seller or the Servicer with respect to such sales, transfers, assignments or security interest grants, any indemnities made by the Seller or by the Servicer, or any rights or remedies of the Agent, the Investors or the Banks with respect thereto. Each of the relevant parties hereto confirms all sales, transfers, assignments and security interests effected pursuant to the Original RPA.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER: ABITIBI-CONSOLIDATED U. S. FUNDING CORP.
By:	/s/ Breen H. Blaine
Title: President
Name: Breen H. Blaine

By:	/s/ Colin J. Keeler
Title: VP
Name: Colin Keeler

INVESTOR: EUREKA SECURITISATION, PLC

By:	Citibank, N. A., London Branch, as Attorney-in-Fact

By:	/s/ Nigel Kilvington
Title: Vice President
Name: Nigel Kilvington

AGENT: CITIBANK, N. A., London Branch, as Agent
By:	/s/ Nigel Kilvington
Title: Vice President
Name: Nigel Kilvington

BANK: CITIBANK, N. A.
By:	/s/ Nigel Kilvington
Title: Nigel Kilvington
Name: Vice President

[Receivables Purchase Agreement]

SERVICER: ABITIBI CONSOLIDATED SALES CORPORATION
By:	/s/ Breen H. Blaine
Title: Vice President
Name: Breen H. Blaine

By:	/s/ Colin J. Keeler
Title: Vice President
Name: Colin Keeler

SUBSERVICER: ABITIBI-CONSOLIDATED INC.
By:	/s/ [UNREADABLE]
Title:
Name:

By:	/s/ [UNREADABLE]
Title:
Name:

(Receivables Purchase Agreement]

ORIGINATORS: ABITIBI-CONSOLIDATED INC.
By:	/s/ [UNREADABLE]
Title:
Name:

By:	/s/ [UNREADABLE]
Title:
Name:

ABITIBI CONSOLIDATED SALES CORPORATION

By:	/s/ Breen H. Blaine
Title: VP
Name: Breen H. Blaine

By:	/s/ Colin J. Keeler
Title: VP
Name: Colin Keeler

[Receivables Purchase Agreement]

SCHEDULE I
Deposit Accounts

Complete Name of
	Complete Name of	Name and Address of			Deposit Account	Deposit
Originator	Lock-box Owner	Deposit Bank*	Lock-Box Nos.	Location	Owner	Account Bank
Abitibi-Consolidated Inc.	Abitibi-Consolidated Inc.	Royal Bank of Canada 1 Place Ville Marie Montreal	•72C •10C and •33C •10U and •33U	Toronto Vancouver Montreal Vancouver Montreal	Abitibi-Consolidated Inc.	Royal Bank of Canada	1 1 4

Abitibi Consolidated Sales Corporation	Abitibi-Consolidated U. S. Funding Corp.	LaSalle Bank National Association 135 South LaSalle Street Chicago IL 60603	•28 •70	Chicago Chicago	Abitibi-Consolidated U. S. Funding Corp.	LaSalle Bank National Association	5 5

Abitibi-Consolidated Inc.	N/A	Citibank, N. A. 390 Greenwich Street, 8th Floor New York NY 10013	N/A	N/A	Abitibi-Consolidated U. S. Funding Corp.	Citibank, N. A.	4

*	And, if different, name and address of processor of lock-box.

SCHEDULE II

[INSERTED BELOW]

SCHEDULE III
Addresses

Seller:	Abitibi-Consolidated U. S. Funding Corp.
4 Gannett Drive, ACUSFC Room White Plains, N. Y. 10604-3400 Attention: Breen Blaine Facsimile No.: 914-640-8920

Investor:	Eureka Securitisation, plc
Citigroup Centre 33 Canada Square, 5th Floor Canary Wharf London E14 5LB England Attention: Nigel Kilvington Facsimile: 44-207-986-4705

With a copy to:

450 Mamaroneck Avenue Harrison, N. Y. 10528
Attention: Global Securitization Facsimile No.: 914 899-7890

Agent:	Citibank, N. A., London Branch
Citigroup Centre 33 Canada Square, 5th Floor Canary Wharf London E14 5LB England
Attention: Nigel Kilvington Facsimile: 44-207-986-4705

With a copy to:

450 Mamaroneck Avenue Harrison, N. Y. 10528
Attention: Global Securitization Facsimile No.: 914 899-7890

Bank:	Citibank, N. A.
450 Mamaroneck Avenue Harrison, N. Y. 10528
Attention: Global Securitization Facsimile No.: 914 899-7890

Parent:	ABITIBI-CONSOLIDATED INC
1155 METCALFE STREET SUITE 800
MONTREAL QC H3B 542 CANADA
ATTENTION: TREASURY DEPARTMENT Facsimile No.: 514-3942267

With a copy to (in the event of claims or disputes only):	ABITIBI-CONSOLIDATED INC 1155 METCALFE STREET SUITE 800
MONTREAL QC H3B 542
CANADA
ATTENTION: LEGAL DEPARTMENT
Facsimile No.: 514-394-3644

Servicer:	Abitibi Consolidated Sales Corporation
4 Gannett Drive
White Plains, N. Y. 10604-3400 Attention: Breen Blaine
Facsimile No.: 914-640-8917

With Copy To:
Attention: Montréal Legal Department
Facsimile No.: 514-394-3644

Canadian Originator:	ABITIBI-CONSOLIDATED INC
1155 METCALFE STREET SUITE 800
MONTREAL QC H3B 542 CANADA
ATTENTION: TREASURY DEPARTMENT Facsimile No.: 514-394 2267

U. S. Originator:	Abitibi Consolidated Sales Corporation
4 Gannett Drive
White Plains, N. Y. 10604-3400 Attention: Breen Blaine
Facsimile No.: 914-640-8917

With Copy To:
Attention: Montreal Legal Department
Facsimile No.: 514-394-3644

SCHEDULE IV
UCC and PPSA Information

Seller:

Name:	Abitibi-Consolidated U.S. Funding Corp.

Current Address:	4 Gannett Drive, ACUSFC Room
White Plains, N.Y. 10604-3400

Prior Address:	None

Jurisdiction of Organization:	Delaware

UCC Filing Office:	Delaware Secretary of State

Prior Name:	None

U.S. Originator:

Name:	Abitibi Consolidated Sales Corporation

Current Address:	4 Gannett Drive
(and location of chief	White Plains, NY 10604-3400
executive office and
Receivables records)

Prior Address:	None

Jurisdiction of Organization:	Delaware

UCC Filing Office:	Delaware Secretary of State

Prior Name:	Abitibi-Price Sales Corporation

Canadian Originator:

Name:	Abitibi-Consolidated Inc.

Chief Executive and	1155 Metcalfe Street, Suite 800
Registered Office
and locations of
Receivables records:	Montreal, Quebec, Canada H3B 5H2

Jurisdiction of Organization:	Canada

PPSA Filing Offices:	British Columbia
Ontario
Quebec
Alberta

Prior Name:	None

SCHEDULE V
Special Country Concentration Limits
     The Special Country Concentration Limits for SCCs shall be equal to the lower of (a) the percentage based on the Foreign Currency Long-Term Debt Ratings of the applicable SCC set forth in the table below and (b) the credit limit approved for the applicable SCC pursuant to the Insurance Policy. If S&P and Moody's ratings fall within different categories, then the lower Foreign Currency Long-Term Debt Rating will apply.

Special Country
Foreign Currency Long-Term Debt	Concentration Limit
Ratings at least:	Percentage:
AA- by S&P and Aa3 by Moody's	12.00%
BB+- by S&P and Ba1 by Moody's	8.00%

ANNEX A-1

[INSERTED BELOW]

ANNEX A-2

[INSERTED BELOW]

ANNEX B
Form of Deposit Account Agreement

DEPOSIT ACCOUNT CONTROL AGREEMENT

January 31, 2008

Citibank, N.A.

388 Greenwich Street

New York, NY  10013

Re:           Account No. 40647095 (the "Account")

Abitibi-Consolidated U.S. Funding Corp. (the "Seller")

Ladies and Gentlemen:

                                In connection with certain transactions pursuant to which the Seller has acquired certain accounts receivable (collectively, the "Receivables") from Abitibi Consolidated Inc. ("ACI" or the "Originator") and assigned undivided percentage interests in the Receivables to Citibank, N.A.  London Branch, as agent (the "Agent"), the Originator hereby transfers exclusive ownership and control of the Account to the Seller, and the Seller hereby notifies you that as of the "Effective Date" (as defined below) the Seller has granted a security interest to the Agent in the Account. Deposits in the Account consist of collections of the Receivables mailed to and deposited in the Account and collections of Receivables transferred from other banks (or from other accounts at Citibank, N.A.) directly to the Account ("Bank Transfers").  Pursuant to this Agreement, the Seller and the Agent desire to perfect the Agent's security interest in the Account by providing the Agent with "control" (as such term is defined in Article 9 of the Uniform Commercial Code) of the Account.

                                In connection with the foregoing, the Originator, the Seller and the Agent hereby instruct you beginning on the Effective Date:  (i) to collect the monies, checks, instruments and other items of payment mailed to the Account and to accept the Bank Transfers, (ii) to deposit into the Account all such monies, checks, instruments and other items of payment; and (iii) to transfer all funds deposited and collected in the Account pursuant to instructions given to you by the Agent from time to time.  The Originator, the Seller, the Agent and you agree that from and after the Effective Date you will comply with all such instructions given to you by the Agent and directing disposition of such funds in the Account without further consent by the Originator or the Seller.

                                For the purposes hereof, the "Effective Date" shall be the business day on which you receive a notice (which may be sent by facsimile) from the Agent and the Seller (such notice, the "Effective Date Notice") stating that the transactions referred to in the first paragraph above have been consummated. You agree to promptly confirm to the Agent and the Seller by facsimile your receipt of the Effective Date Notice and the occurrence of the Effective Date.

                                In accordance with clause (iii) of the second preceding paragraph, the Agent hereby instructs you that from and after the Effective Date unless and until the Agent notifies you to the contrary pursuant to a notice of effectiveness substantially in the form of Attachment I hereto, you shall make such transfers from the Account at such times and in such manner as Abitibi Consolidated Sales Corporation ("ACSC"), in its capacity as servicer for the Agent, or ACI, in its capacity as subservicer, shall from time to time instruct. You are hereby further instructed, in each case, from and after the Effective Date, (i) that the Account will be entitled "Abitibi Receivables Purchase Agreement Deposit Account for the benefit of Citibank, N.A. London Branch as Agent" and (ii) to permit ACSC (in its capacity as servicer for the Agent), the Seller and the Agent to obtain upon request any information relating to the Account, including, without limitation, any information regarding the balance of or activity in the Account.

                                You shall be fully protected in acting pursuant to the Effective Date Notice and shall not be under any obligation to make any inquiry whatsoever as to the Agent's right and authority to give such notice or to verify the authority or signature of any party identifying itself as representing, or signing on behalf of, the Agent in the Effective Date Notice.

                                 The Agent acts as agent for persons having a continuing interest in all of the monies, checks and other items of payment and their proceeds and all monies and earnings, if any, thereon in the Account, and you shall be the Agent's agent for the purpose of holding and collecting such property. From and after the Effective Date, the monies, checks, instruments and other items of payment mailed to, and the funds deposited into, the Account will not be subject to deduction, set-off, banker's lien, security interest or any other right in favor of any person other than the Agent, except that (a) you may set off (i) all amounts due to you in respect of your customary fees and expenses for the routine maintenance and operation of the Account, (ii) the face amount of any checks or other items credited to the Account and thereafter returned for any reason and (iii) any funds credited to the Account in error, and (b) you may have a right of setoff, security interest or other lien in the funds deposited in the Account so long as such right of setoff (for amounts other than those described in the preceding clause (a)), security interest or other lien is in all respects junior and subordinate to that of the Agent and may not be exercised without the prior consent of the Agent.

                                This Agreement may not be terminated at any time by the Originator, the Seller or you, without the prior written consent of the Agent; provided, that you or the Agent may terminate this Agreement upon sixty (60) days' prior written notice to the other parties. Upon any such termination, you shall transfer all funds in the Account to such account as has been designated by the Agent (the "Designated Account") and keep the Account open for the limited purpose of accepting wire transfers during the 60-day period following such termination, any such funds received by you to be promptly transferred to the Designated Account.  The Seller agrees to pay you on demand your reasonable costs and expenses incurred in complying with the provisions of the preceding sentence, and in the event the Seller does not so pay you, the Agent shall pay such costs and expenses within 30 days after its receipt of notice from you thereof, and the Seller shall promptly reimburse the Agent for any such payment. Following the 60-day period referred to in the second preceding sentence, you may close the Account. Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally but only by an instrument in writing signed by the Agent, you, the Originator and the Seller.

                                You shall not assign or transfer your rights or obligations hereunder (other than to the Agent) without the prior written consent of the Agent and the Seller except that you may assign such

2

rights or obligations to any of your affiliates, provided, you furnish the Originator, the Seller and the Agent with prompt written notice thereof.  Subject to the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, each of the parties hereto and their respective successors and assigns.

                                You will not be liable to the Originator, the Seller or the Agent for any expense, claim, loss, damage or cost ("Damages") arising out of or relating to your performance under this Agreement other than those Damages which result directly from your acts or omissions constituting gross negligence, subject to the limits in the next succeeding sentence.  Your liability is limited to direct money Damages actually incurred in an amount not exceeding the compensation for the services referred to herein during the month in which such acts or omissions occurred.

                                In no event will you be liable for any special, indirect, exemplary or consequential damages, including but not limited to lost profits.

                                You will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of yours, if (i) such failure or delay is caused by circumstances beyond your reasonable control, including but not limited to legal  constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communications or transmission facilities, equipment failure, or act, negligence or default of the Originator, the Seller or the Agent or (ii) such failure or delay resulted from your reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

                                The Originator hereby agrees to indemnify you against, and hold you harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to allocated costs of staff counsel, other reasonable attorney's fees and any fees and expenses incurred in enforcing this Agreement) in any way arising out of or relating to disputes or legal actions concerning this Agreement, the Account, or any money, check, instrument or other form of payment deposited or credited thereto.  This paragraph does not apply to any cost or damage attributable to your gross negligence or intentional misconduct.  The obligations of the Originator under this paragraph shall survive termination of this Agreement. You agree to notify the Seller, the Originator and the Agent in writing as soon as reasonably practicable after receipt by you of written notice of the commencement of any suit, proceeding or other action by a third party if a claim for indemnification in respect thereof may be made by you against the Originator under this paragraph; provided, however, that your failure to so notify the Seller and the Originator shall not in any way affect the obligations of the Originator or your rights under this paragraph.

                                Each party hereto hereby represents (solely as to itself) that the person signing this Agreement on its behalf is duly authorized by it to so sign.

                                You hereby represent that you have not, prior to the date hereof, entered into any agreement (unless such agreement has been terminated on or prior to the date hereof) pursuant to which

3

you agreed that you would comply with instructions of any person (other than the Agent) directing disposition of the funds in the Account without further consent by the Originator or the Seller.

                                You agree to give the Agent and the Seller prompt notice if the Account becomes subject to any writ, judgment, warrant of attachment, execution or similar process.

                                You (in your capacity as the bank maintaining the Account, and not in any other capacity) agree that, prior to the date which is one year and one day after payment in full of all outstanding obligations of the Seller under the transactions referred to in the first paragraph of this Agreement, you will not institute against, or join any other person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of the United States or any state of the United States.

                                Any notice, demand or other communication required or permitted to be given hereunder shall be in writing and may be personally served, telecopied or sent by courier service or United States mail and shall be deemed to have been given when received.  For the purposes hereof,  the addresses of the parties hereto shall be as set forth below each party's name below, or, as to each party, at such other address as may be designated by such party in a written notice to each other party.

                                This Agreement shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the law of the State of New York.

                                This Agreement shall be considered to be executed and delivered by ACI at White Plains, New York and once an authorized director or officer of ACI resident in the United States of America has executed the same.

This Agreement and all related documents have been written in the English language at the express request of the parties. Le présent contrat ainsi que tous les documents s'y rattachant ont été rédigés en anglais à la demande expresse des parties.

[Remainder of page intentionally left blank]

4

Account Control Agreement

                Please agree to the terms of, an acknowledge receipt of, this Agreements by signing in the space provided below.

                                                                               Very truly yours,

                                                                               ABITIBI-CONSOLIDATED U.S. FUNDING CORP.

                                                                                  By:    _______________________________

                                                                                  Title: _______________________________

                                                                                  By:    _______________________________

                                                                                  Title: _______________________________

                                                                                  4 Gannett Drive, ACUSFC Room

                                                                                  White Plains, N.Y. 10604-3400

                                                                                  Attention: Breen Blaine

                                                                                  Facsimile No.: 914-640-8917

                                                                                  ABITIBI-CONSOLIDATED INC.

                                                                                  By:    _______________________________

                                                                                  Title: _______________________________

                                                                                  By:    _______________________________

                                                                                  Title: _______________________________

                                                                                  1155, METCALFE STREET

                                                                                  SUITE 800

                                                                                  MONTREAL QC H3B 542

                                                                                  CANADA

                                                                                  ATTENTION: TREASURY DEPARTMENT

                                                                                  Facsimile No.: 514-394-2267

Account Control Agreement

                Please agree to the terms of, an acknowledge receipt of, this Agreements by signing in the space provided below.

                                                                               Very truly yours,

                                                                               ABITIBI-CONSOLIDATED U.S. FUNDING CORP.

                                                                                  By:    _______________________________

                                                                                  Title: _______________________________

                                                                                  By:    _______________________________

                                                                                  Title: _______________________________

                                                                                  4 Gannett Drive, ACUSFC Room

                                                                                  White Plains, N.Y. 10604-3400

                                                                                  Attention: Breen Blaine

                                                                                  Facsimile No.: 914-640-8917

                                                                                  ABITIBI-CONSOLIDATED INC.

                                                                                  By:    _______________________________

                                                                                  Title: _______________________________

                                                                                  By:    _______________________________

                                                                                  Title: _______________________________

                                                                                  1155, METCALFE STREET

                                                                                  SUITE 800

                                                                                  MONTREAL QC H3B 542

                                                                                  CANADA

                                                                                  ATTENTION: TREASURY DEPARTMENT

                                                                                  Facsimile No.: 514-394-2267

Account Control Agreement

                                                                                  ABITIBI-CONSOLIDATED SALES CORPORATION

                                                                                  By:    _______________________________

                                                                                  Title: _______________________________

                                                                                  By:    _______________________________

                                                                                  Title: _______________________________

                                                                                  4 Gannett Drive, ACUSFC Room

                                                                                  White Plains, N.Y. 10604-3400

                                                                                  Attention: Breen Blaine

                                                                                  Facsimile No.: 914-640-8917

                                                                                  With Copy To:

                                                                                  Attention: Montréal Legal Department

                                                                                  Facsimile No.: 514-394-3644

                                                                                 CITIBANK, N.A., LONDON BRANCH,

as Agent

                                                                                  By:    _______________________________

                                                                                  Title: _______________________________

                                                                                  Citigroup Centre

                                                                                  33, Canada Square, 5th Floor

                                                                                  Canary Wharf

                                                                                  London E14 5LB

                                                                                  England

                                                                                  Attention: Nigel Kilvington

                                                                                  Telecopy #: +44-207-986-4705

ACKNOLEDGED AND AGREED:

CITIBANK, N.A.

By:  ____________________

Title: ___________________

Date:____________________

388 Greenwich Street

New York, NY 10013

Attention: _________________

Telecopy #:________________

ATTACHMENT I

ACCOUNT CONTROL AGREEMENT

[FORM OF NOTICE OF EFFECTIVENESS]

VIA FACSIMILE TRANSMISSION

TO:                         Citibank, N.A.

DATED:                [Date]

ATTENTION:      _________________

                Re:          Account No. 40647095 (the "Account")

Gentlemen:

Pursuant to the Account Control Agreement among Abitibi-Consolidated U.S. Funding Corp., Abitibi-Consolidated Inc., Abitibi Consolidated Sales Corporation, us and you, dated as of January 31, 2008 (the "Agreement"), we hereby notify you, effective as of the date of your receipt of this notice, to transfer at the close of each business day all funds deposited and collected in the Account to account number ________ at _________ or such other account as we may notify you from time to time.

CITIBANK, N.A., LONDON BRANCH,

as Agent

By:_______________________________

Title: _____________________________

ACKNOWLEDGED AND AGREED:

Citibank, N.A.

By: ___________________________

Title: _________________________

Date: _________________________

388 Greenwich Street

New York, NY  10013

Attention: _____________________

Telecopy #: ____________________

ANNEX C

FORM OF COLLATERAL ADVANCE ACCOUNT AGREEMENT

[NOT COMPLETED BY THE PARTIES]

ANNEX E-1
[Form of Funds Transfer Letter]
ABITIBI-CONSOLIDATED U.S. FUNDING CORP.
October      , 2005
Citibank, N.A., London Branch
  as Agent
Citigroup Centre
33 Canada Square, 5th Floor
Canary Wharf
London E14 5LB
England
               Re: Funds Transfers
Ladies and Gentlemen:
          This letter is the Funds Transfer Letter referred to in Section 2.02(b) of the Receivables Purchase Agreement, dated as of October 27, 2005, as modified, amended or restated from time to time (the "RPA"; terms used in the RPA, unless otherwise defined herein, having the meaning set forth therein) among the undersigned, Eureka Securitisation, plc, Citibank, N.A., you, as Agent for the Investors and the Banks and the Originators.
          You are hereby directed to use the proceeds of the initial purchase of $      of Receivable Interests under the RPA occurring on the date hereof to make the following payments (and to deposit the same to the respective accounts referred to below):
          (1) pay US$      to Citibank, N.A. representing the up-front structuring fee payable in accordance with the Fee Letter dated October      , 2005;
          (2) pay US$      to Kaye Scholer LLP representing legal fees incurred by the Program Agent payable in accordance with Kaye Scholer's invoice dated October      , 2005;
          (3) pay US$      to Protiviti representing audit fees incurred payable in accordance with Protiviti's invoice dated October      , 2005;
          (4) pay US$      to Canadian Imperial Bank of Commerce ("CIBC"), representing the price to be paid to CIBC under the Assignment and Assumption Agreement dated October      , 2005; and
          (5) pay the balance to the account of the Seller referred to below.

Remittance Information:

Citibank, N.A.
Bank Name:
ABA Number:
Account Name:
Account Number:
Ref:

Kaye Scholer LLP:

Bank Name:
ABA Number:
Account Name:
Account Number:
Invoice Number:
Swiftcode:
Ref:

Protiviti:

Bank Name:
ABA Number:
Account Number:
Invoice Number:
Ref:

Canadian Imperial Bank of Commerce:

Bank Name:
ABA Number:
Account Number:
For further credit to
Transit Number:
For further credit to MACRO Trust — General Account
Account Number:

2

Seller:

Bank Name:
ABA Number:
Account Name:
Account Number:
Ref:
               You are hereby directed to deposit all funds representing amounts paid for Receivable Interests purchased after the date hereof to the account described on Exhibit A attached hereto.
[Remainder of page intentionally left blank]

3

               The provisions of this Letter may not be changed or amended orally, but only by a writing in substantially the form of this letter signed by the undersigned and acknowledged by you.

Very truly yours, ABITIBI-CONSOLIDATED U.S. FUNDING CORP.
By:
Title:
Name:

By:
Title:
Name:

Receipt acknowledged:
CITIBANK, N.A., LONDON BRANCH
  as Agent

By:
Title: Vice President
Name:

EXHIBIT A
to Funds Transfer Letter
All funds representing amounts paid for Receivable Interests purchased after October 27, 2005 are to be remitted to the following account:

Bank Name:
ABA Number:
Account Name:
Account Number:
Ref:

5

ANNEX E-2
[Form of Direction Letter]
ABITIBI-CONSOLIDATED U.S. FUNDING CORP.
January      , 2008
Citibank, N.A., London Branch
  as Agent
Citigroup Centre
33 Canada Square, 5th Floor
Canary Wharf
London E14 5LB
England
               Re: Closing Date Funds Transfers
Ladies and Gentlemen:
          This letter is the Direction Letter referred to in Section 2.02(b) of the Amended and Restated Receivables Purchase Agreement, dated as of January 31, 2008, as modified, amended or restated from time to time (the "RPA"; terms used in the RPA, unless otherwise defined herein, having the meaning set forth therein) among the undersigned, Eureka Securitisation, plc, Citibank, N.A., you, as Agent for the Investors and the Banks, and the Originators.
          You are hereby directed to use the proceeds of the purchase of US$      of Receivable Interests under the RPA occurring on the date hereof to make the following payments (and to deposit the same to the respective accounts referred to below):
          (1) pay US$      0 to Citibank, N.A. representing the up-front arrangement and structuring fee payable in accordance with that certain letter agreement between the Seller and the Agent regarding fees dated January      , 2008;
          (2) pay US$      to Kaye Scholer LLP ("Kaye Scholer") representing legal fees incurred by the Program Agent payable in accordance with Kaye Scholer's invoice dated January      , 2008;
          (3) pay US$      to Blake, Cassels & Graydon LLP ("Blakes") representing legal fees incurred by the Program Agent payable in accordance with Blakes' invoice dated January      , 2008 and prior unpaid invoices; and
          (4) pay US$      to ABN Amro Bank N.V. ("ABN Amro"), representing the price to be paid to ABN Amro under the letter agreement between ACSC and ABN Amro dated January      , 2008 regarding "Termination of the Purchase Agreement and

Assignment of the Eligible Receivables and the Related Security", as directed by ACI and ACSC in their capacities as sellers under the Originator Purchase Agreement.

Remittance Information:

Citibank, N.A.
Bank Name:
ABA Number:
Account Name:
Account Number:
Ref:

Kaye Scholer LLP:

Bank:

ABA Number:
Account Name:
Account Number:
Invoice Number:
Swiftcode:
Ref:

Blakes:

Bank of America NT & SA
100 West 33rd Street
New York, NY 10001
Swiftcode: BOFAUS3N
ABA No. 026009593

For Further Credit to:

2

ABN Amro:

Bank Name:
ABA Number:
Account of:
Account Number:
Ref:
          The Seller hereby agrees and acknowledges that the aggregate amount of the payments set forth in items (l)-(4) above represents the full amount of the US$      purchase of Receivable Interests under the RPA occurring on the date hereof.
[Remainder of page intentionally left blank]

3

          The provisions of this Letter may not be changed or amended orally, but only by a writing in substantially the form of this letter signed by the undersigned and acknowledged by you.

Very truly yours, ABITIBI-CONSOLIDATED U.S. FUNDING CORP.
By:
Title:
Name:

By:
Title:
Name:

Agreed and acknowledged by ACI and ACSC, in
their capacities as sellers under the Originator
Purchase Agreement:
ABITIBI-CONSOLIDATED INC.

By:
Title:
Name:

By:
Title:
Name:
ABITIBI CONSOLIDATED SALES CORPORATION

By:
Title:
Name:

By:
Title:
Name:

Receipt acknowledged:
CITIBANK, N.A., LONDON BRANCH
as Agent

By:
Title: Vice President
Name:

ANNEX F

SECOND AMENDMENT OF UNDERTAKING AGREEMENT (ORIGINATOR)

January 31, 2008

Reference is hereby made to:

(i)           that certain Undertaking Agreement (Originator), dated as of October 27, 2005 (as amended to date, the "Undertaking Agreement (Originator)"), by Abitibi-Consolidated Inc. (the "Company") in favor of Abitibi-Consolidated U.S. Funding Corp. (the "Purchaser") and assigned to Citibank, N.A., London Branch, as operating agent (the "Agent");

(ii)          that certain Receivables Purchase Agreement, dated as of October 27, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement") by and among the Purchaser, Citibank, N.A. ("Citibank"), as a Bank, Eureka Securitisation, plc ("Eureka"), as an Investor, the Agent, the Company and Abitibi Consolidated Sales Corporation (the "Originator"); and

(iii)         that certain Purchase and Contribution Agreement dated as of October 27, 2005 by and between the Company and the Originator, as sellers, and the Purchaser (as amended, restated, supplemented or otherwise modified from time to time, the "Originator Agreement").

Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Undertaking Agreement (Originator) referred to below, as amended hereby.

The Purchaser, Citibank, Eureka, the Agent, the Company and the Originator are entering into that certain Amended and Restated Receivables Purchase Agreement dated as of the date hereof (the "RPA Amendment and Restatement"). It is a condition to the effectiveness of the RPA Amendment and Restatement that the Agent shall have received an executed copy of this Second Amendment of Undertaking Agreement (Originator) (this "Amendment").  The Company hereby agrees that it will derive substantial benefit from the continuation of the transactions contemplated under the Sale Agreement as amended and restated by the RPA Amendment and Restatement and the Originator Agreement as amended and restated by the Amended and Restated Purchase and Contribution Agreement dated as of the date hereof by and between the Company and the Originator, as sellers, and the Purchaser (the "PCA Amendment and Restatement").

The Company, as undertaking party under the Undertaking Agreement (Originator), hereby consents to the amendment and restatement of the Originator Agreement contemplated by PCA Amendment and Restatement, and the parties hereto each agree that, upon the effectiveness of the PCA Amendment and Restatement:

1.             The first preliminary statement to the Undertaking Agreement (Originator) is hereby amended by inserting the following language prior to the words "being the 'Originator Agreement'" therein:

including by that certain Amended and Restated Purchase and Contribution Agreement dated as of January 31, 2008,

2.             The second preliminary statement to the Undertaking Agreement (Originator) is hereby amended by inserting the following language prior to the words "being the 'Sale Agreement'" therein:

including by that certain Amended and Restated Receivables Purchase Agreement dated as of January 31, 2008,

3.             Section 5(a) of the Undertaking Agreement (Originator) is hereby amended and restated to read in its entirety as follows:

(a)          The Company is a corporate entity validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement or such other jurisdiction as is contemplated from time to time by the Sale Agreement.

4.             The parties hereby acknowledge that although Section 5(i) of the Undertaking Agreement (Originator) was amended as of November 1, 2007, as set forth in that certain Amendment of Undertaking Agreement (Originator) dated December 21, 2007 (the "First Amendment Effective Date") by and between the Company and the Agent and agreed to and acknowledged by the Purchaser, it shall be considered to have been amended as of the First Amendment Effective Date.

5.             Section 5 of the Undertaking Agreement (Originator) is hereby amended by inserting the following clause (m) immediately following clause (l) of such Section 5:

(m)         The Reorganization will proceed on substantially the terms set forth in Annex I to this Agreement.

6.             The last sentence of Section 5 of the Undertaking Agreement (Originator) is hereby amended by inserting the following language at the end of such sentence:

; provided that the Company shall only be deemed to repeat the representation and warranty set forth in Section 5(m) until such time as all steps of the Reorganization have been consummated on substantially the terms set forth in Annex I to this Agreement

7.             The Undertaking Agreement (Originator) is hereby amended by adding Annex I to this

Amendment as Annex I to the Undertaking Agreement (Originator).

8.             This Amendment shall become effective as of the date first set forth above, upon (i) receipt by the Agent of (x) executed counterparts of this Amendment duly executed and delivered by the parties hereto and (y) a fully executed Confirmation of Undertaking (Originator) from the Company in the form attached hereto and (ii) effectiveness of the PCA Amendment and Restatement pursuant to the terms thereof.

9.             This Amendment shall be considered to be executed and delivered by the Company at White Plains, New York and once an authorized director or officer of the Company resident in the United Sates of America has executed the same.

10.           This Amendment and all related documents have been written in the English language at the express request of the parties.  Le présent contrat ainsi que tous les documents s'y rattachant ont été rédigés en anglais à la demande expresse des parties.

[Remainder of this page intentionally left blank]

ABITIBI-CONSOLIDATED INC.

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

CITIBANK, N.A., LONDON BRANCH, in

its capacity as Agent for the Investors and

the Banks, as Purchaser's assignee pursuant

to that certain Assignment of Undertaking

Agreement (Originator) dated as of October

27, 2005

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

Agreed and acknowledged as of the date

first written above:

ABITIBI-CONSOLIDATED U.S.

FUNDING CORP., as Purchaser

By: ____________________________

        Name: _______________________

        Title:  ________________________

ABITIBI-CONSOLIDATED INC.

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

CITIBANK, N.A., LONDON BRANCH, in

its capacity as Agent for the Investors and

the Banks, as Purchaser's assignee pursuant

to that certain Assignment of Undertaking

Agreement (Originator) dated as of October

27, 2005

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

Agreed and acknowledged as of the date

first written above:

ABITIBI-CONSOLIDATED U.S.

FUNDING CORP., as Purchaser

By: ____________________________

        Name: _______________________

        Title:  ________________________

ABITIBI-CONSOLIDATED INC.

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

CITIBANK, N.A., LONDON BRANCH, in

its capacity as Agent for the Investors and

the Banks, as Purchaser's assignee pursuant

to that certain Assignment of Undertaking

Agreement (Originator) dated as of October

27, 2005

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

Agreed and acknowledged as of the date

first written above:

ABITIBI-CONSOLIDATED U.S.

FUNDING CORP., as Purchaser

By: ____________________________

        Name: _______________________

        Title:  ________________________

CONFIRMATION OF UNDERTAKING (ORIGINATOR)

Dated as of January 31, 2008

                                The undersigned, as the undertaking party under the Undertaking Agreement, (Originator) dated October 21,2005, in favor of Abitibi-Consolidated U.S. Funding Corp. (as amended by that certain Amendment of Undertaking Agreement (Originator) dated as of December 21,2007, the "Undertaking: Agreement (Originator)") and assigned to Citibank. N.A., London Branch, as Agent, hereby makes reference to the foregoing Second Amendment of Undertaking Agreement (Originator) (the "Amendment'), and hereby confirms and agrees that, notwithstanding the effectiveness of such Amendment and the PCA Amendment and Restatement defined therein, the Undertaking Agreement (Originator) heretofore executed and delivered by it, as amended by the Amendment, is, and shall continue to be, in full force and effect, and the Undertaking Agreement (Originator), as amended by the Amendment, is hereby ratified and confirmed.

                                This Confirmation of Undertaking shall be considered to be executed and delivered by the undersigned at White Plains, New York and once an authorized director or officer of the undersigned resident in the United Sates of America has executed the same.

                                This Confirmation of Undertaking and all related documents have been written in the English language at the express request of the parties. Le présent contrat ainsi que tous les documents s'y rattachant ont été rédiges en anglais a la demande expresse des parties.

                                                                                                ABITIBI-CONSOLIDATED INC.

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

F-1

ANNEX G

SECOND AMENDMENT OF UNDERTAKING AGREEMENT (SERVICER)

January 31, 2008

Reference is hereby made to:

(i)           that certain Undertaking Agreement (Servicer), dated as of October 27, 2005 (as amended to date, the "Undertaking Agreement (Servicer)"), by Abitibi-Consolidated Inc. (the "Company") in favor of Eureka Securitisation, plc ("Eureka"), as an Investor, Citibank, N.A. ("Citibank") and the other Banks that are party to the RPA (as such term is defined below);

(ii) that certain Receivables Purchase Agreement, dated as of October 27, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "RPA") by and among Abitibi-Consolidated U.S. Funding Corp. (the "Purchaser"), Citibank, as a Bank, Eureka, as an Investor, Citibank, N.A., London Branch, as operating agent (the "Agent") for the Investors and the Banks, the Company and Abitibi Consolidated Sales Corporation ("ACSC"); and

(iii) that certain Purchase and Contribution Agreement dated as of October 27, 2005 by and between the Company and ACSC, as sellers, and the Purchaser (as amended, restated, supplemented or otherwise modified from time to time, the "Originator Agreement").

Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Undertaking Agreement (Servicer) referred to below, as amended hereby.

The Purchaser, Citibank, Eureka, the Agent, the Company and ACSC are entering into that certain Amended and Restated Receivables Purchase Agreement dated as of the date hereof (the "RPA Amendment and Restatement"). It is a condition to the effectiveness of the RPA Amendment and Restatement that the Agent shall have received an executed copy of this Second Amendment of Undertaking Agreement (Servicer) (this "Amendment").  The Company hereby agrees that it will derive substantial benefit from the continuation of the transactions contemplated under the RPA as amended and Restated by the RPA Amendment and Restatement and the Originator Agreement as amended and restated by the Amended and Restated Purchase and Contribution Agreement dated as of the date hereof by and between the Company and ACSC, as sellers, and the Purchaser (the "PCA Amendment and Restatement").

The Company, as undertaking party under the Undertaking Agreement (Servicer) hereby consents to the RPA Amendment and Restatement, and the parties hereto each agree that,

upon the effectiveness of the RPA Amendment and Restatement:

1.             The first preliminary statement to the Undertaking Agreement (Servicer) is hereby amended by inserting the following language prior to the words being the "Originator Agreement" therein:

including by that certain Amended and Restated Purchase and Contribution Agreement dated as of January 31, 2008,

2.             The second preliminary statement to the Undertaking Agreement (Servicer) is hereby amended by inserting the following language prior to the words being the "RPA" therein:

including by that certain Amended and Restated Receivables Purchase Agreement dated as of January 31, 2008,

3.             Section 5(a) of the Undertaking Agreement (Servicer) is hereby amended and restated to read in its entirety as follows:

(a)          The Company is a corporate entity validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement or such other jurisdiction as is contemplated from time to time by the RPA.

4.             The parties hereby acknowledge that although Section 5(i) of the Undertaking Agreement (Servicer) was amended as of November 1, 2007, as set forth in that certain Amendment of Undertaking Agreement (Servicer) dated December 21, 2007 (the "First Amendment Effective Date") by and between the Company and the Agent, it shall be construed to have been amended as of the First Amendment Effective Date.

5.             Section 5 of the Undertaking Agreement (Servicer) is hereby amended by inserting the following clause (m) immediately following clause (l) of such Section 5:

(m)         The Reorganization will proceed on substantially the terms set forth in Annex I to this Agreement.

6.             The last sentence of Section 5 of the Undertaking Agreement (Servicer) is hereby amended by inserting the following language at the end of such sentence:

; provided that the Company shall only be deemed to repeat the representation and warranty set forth in Section 5(m) until such time as all steps of the Reorganization have been consummated on substantially the terms set forth in Annex I to this Agreement

7.             The Undertaking Agreement (Servicer) is hereby amended by adding Annex I to this Amendment as Annex I to the Undertaking Agreement (Servicer).

8.             This Amendment shall become effective as of the date first set forth above, upon (i) receipt by the Agent of (x) executed counterparts of this Amendment duly executed and delivered by the parties hereto and (y) a fully executed Confirmation of Undertaking (Servicer) from the Company in the form attached hereto and (ii) effectiveness of the RPA Amendment and Restatement pursuant to the terms thereof.

9.             This Amendment shall be considered to be executed and delivered by the Company at White Plains, New York and once an authorized director or officer of the Company resident in the United Sates of America has executed the same.

10.           This Amendment and all related documents have been written in the English language at the express request of the parties.  Le présent contrat ainsi que tous les documents s'y rattachant ont été rédigés en anglais à la demande expresse des parties.

[Remainder of this page intentionally left blank]

ABITIBI-CONSOLIDATED INC.

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

CITIBANK, N.A., LONDON BRANCH, in

its capacity as Agent for the Investors and

the Banks

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

ABITIBI-CONSOLIDATED INC.

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

CITIBANK, N.A., LONDON BRANCH, in

its capacity as Agent for the Investors and

the Banks

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

CONFIRMATION OF UNDERTAKING (SERVICER)

Dated as of January 31, 2008

                                The undersigned, as the undertaking party under the Undertaking Agreement, (Servicer) dated October 21,2005, in favor of Citibank, N.A. London Branch, as Agent, hereby makes reference to the foregoing Second Amendment of Undertaking Agreement (Servicer) (the "Amendment"), and hereby confirms and agrees that, notwithstanding the effectiveness of such Amendment and the PCA Amendment and Restatement and the PCA Amendment and Restatement defined therein, the Undertaking Agreement (Servicer) dated of December 21, 2007, and as subsequently amended by the Amendment, is, and shall continue to be, in full force and effect, and the Undertaking Agreement (Servicer), as so amended, is hereby ratified and confirm.

                                This Confirmation of Undertaking shall be considered to be executed and delivered by the undersigned at White Plains, New York and once an authorized director or officer of the undersigned resident in the United Sates of America has executed the same.

                                This Confirmation of Undertaking and all related documents have been written in the English language at the express request of the parties. Le présent contrat ainsi que tous les documents s'y rattachant ont été rédiges en anglais a la demande expresse des parties.

                                                                                                ABITIBI-CONSOLIDATED INC.

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

By: ____________________________

                                                                                                        Name: _______________________

                                                                                                        Title:  ________________________

G-1

ANNEX H

Insurance Policy

[INSERTED BELOW]

H-1

ANNEX I

FORM OF NOTICE OF CONTINUANCE AND CHANGE OF ADDRESS

TO:                CITIBANK, N.A., LONDON BRANCH (the "Agent")

                        Citigroup Centre

                        33 Canada Square, 5th Floor

                        Canary Wharf, London

                        England  E14 5LB

                        Attention: Nigel Kilvington

                        Facsimile: 44-207-986-4705

                        With a copy to:

                        450 Mamaroneck Avenue

                        Harrison, N.Y.  10528

                        Attention: Global Securitization

                        Facsimile No.: 914-899-7890

RE:                   Amended and Restated Receivables Purchase Agreement dated as of January 29, 2008 between, inter alia, Abitibi-Consolidated Inc. ("ACI"), the undersigned, as seller, and the Agent, as agent (as amended, the "RPA")

Pursuant to the requirements of Section 10.01(c) of the RPA, the undersigned hereby gives you notice that ACI will, on [Insert Continuance Effective Date], continue itself under the laws of Nova Scotia and such continued entity ( " Continued ACI " ) will be a limited liability company and its name, jurisdiction of organisation, chief executive and registered office and location of Receivables (as defined in the RPA) records will be as disclosed in Schedule IV attached hereto, which Schedule IV shall replace the current Schedule IV to the RPA on the effective date of such continuance.

signature page follows

DATED this              day of                                        ,            .

ABITIBI-CONSOLIDATED U.S. FUNDING CORP.
Per:
Name:
Title:

Per:
Name:
Title:

SCHEDULE IV

UCC AND PPSA INFORMATION

Seller :
Name:	Abitibi-Consolidated U.S. Funding Corp.
Current Address:	4 Gannett Drive, ACUSFC Room White Plains, N.Y. 10604-3400
Prior Address:	None
Jurisdiction of Organization:	Delaware
UCC Filing Office:	Delaware Secretary of State
Prior Name:	None
U.S. Originator :
Name:	Abitibi-Consolidated Sales Corporation
Current Address (and location of chief executive office and Receivables records):	4 Gannett Drive White Plains, N.Y. 10604-3400
Prior Address:	None
Jurisdiction of Organization:	Delaware
UCC Filing Offices:	Delaware Secretary of State
Prior Names:	Abitibi-Price Sales Corporation

Canadian Originator :
Name:	Abitibi‑Consolidated Inc.
Chief Executive Office and location of Receivables records:	1155 Metcalfe Street, Suite 800 Montréal, QC H3B 5H2 Canada
Registered Office:	1959 Upper Water Street, Suite 900 Halifax, N.S. B3J 3N2 Canada
Jurisdiction of Organization:	Nova Scotia
PPSA Filing Offices:	British Columbia, Ontario, Quebec, Alberta and Nova Scotia
Prior Names:	None

I-1

ANNEX J

FORM OF NOTICE  OF AMALGAMATION

TO:                CITIBANK, N.A., LONDON BRANCH (the "Agent")

                        Citigroup Centre

                        33 Canada Square, 5th Floor

                        Canary Wharf, London

                        England  E14 5LB

                        Attention: Nigel Kilvington

                        Facsimile: 44-207-986-4705

                        With a copy to:

                        450 Mamaroneck Avenue

                        Harrison, N.Y.  10528

                        Attention: Global Securitization

                        Facsimile No.: 914-899-7890

RE:                   Amended and Restated Receivables P urchase Agreement dated as of January 29, 2008 between, inter alia, Abitibi-Consolidated Inc. ("ACI"), the undersigned, as seller, and the Agent, as agent (as amended, the "RPA")

Pursuant to the requirements of Section 10.01(d) of the RPA, the undersigned hereby gives you notice that, further to continuance of ACI under the laws of Nova Scotia as a limited liability company, such continued ACI ( "Continued ACI " ) will, on [insert Amalgamation Effective Date], amalgamate with a newly incorporated Nova Scotia limited liability company which, prior to such amalgamation, will be an affiliate of Continued ACI. The entity resulting from the foregoing amalgamation (the "Amalgamated Entity") will be an unlimited liability company and its name, jurisdiction of organisation, chief executive and registered office and location of Receivables (as defined in the RPA) records will be as disclosed in Schedules III and IV attached hereto, which Schedules III and IV shall replace the current Schedules III and IV to the RPA on the effective date of such amalgamation.

signature page follows

DATED this _______ day of _______________________, _________

ABITIBI-CONSOLIDATED U.S. FUNDING CORP.
Per:
Name:
Title:

Per:
Name:
Title:

SCHEDULE III

Addresses

Seller:	Abitibi‑Consolidated U.S. Funding Corp. 4 Gannett Drive, ACUSFC Room White Plains, N.Y. 10604-3400 Attention: Breen Blaine Facsimile No.: 914-640-8920
Investor:	Eureka Securitisation, plc Citigroup Centre 33 Canada Square, 5 th Floor Canary Wharf London E14 5LB England Attention: Nigel Kilvington Facsimile: 44-207-986-4705
With a copy to:
450 Mamaroneck Avenue Harrison, N.Y. 10528 Attention: Global Securitization Facsimile No.: 914-899-7890
Agent:	Citibank, N.A., London Branch Citigroup Centre 33 Canada Square, 5 th Floor Canary Wharf London E14 5LB England Attention: Nigel Kilvington Facsimile: 44-207-986-4705
With a copy to:
450 Mamaroneck Avenue Harrison, N.Y. 10528 Attention: Global Securitization Facsimile No.: 914-899-7890
Bank:	Citibank, N.A. 450 Mamaroneck Avenue Harrison, N.Y. 10528 Attention: Global Securitization Facsimile No.: 914-899-7890
Parent:	c/o [NTD: insert name of Amalgamated Entity] 1155 Metcalfe Street, Suite 800 Montréal, QC H3B 5H2 Canada Attention: Treasury Department Facsimile No.: 514-394-2267
With a copy to (in the event of claims or disputes only):	c/o [NTD: insert name of Amalgamated Entity] 1155 Metcalfe Street, Suite 800 Montréal, QC H3B 5H2 Canada Attention: Legal Department Facsimile No.: 514-394-3644
Servicer:	Abitibi Consolidated Sales Corporation 4 Gannett Drive White Plains, N.Y. 10604-3400 Attention: Breen Blaine Facsimile No.: 914-640-8917
With Copy To:
Attention: Montréal Legal Department Facsimile No.: 514-394-3644
Canadian Originator:	c/o [NTD: insert name of Amalgamated Entity] 1155 Metcalfe Street, Suite 800 Montréal, QC H3B 5H2 Canada Attention: Treasury Department Facsimile No.: 514-394-2267
U.S. Originator:	Abitibi Consolidated Sales Corporation 4 Gannett Drive White Plains, N.Y. 10604-3400 Attention: Breen Blaine Facsimile No.: 914-640-8917
With Copy To:
Attention: Montréal Legal Department Facsimile No.: 514-394-3644

SCHEDULE IV

UCC AND PPSA INFORMATION

Seller :
Name:	Abitibi-Consolidated U.S. Funding Corp.
Current Address:	4 Gannett Drive, ACUSFC Room White Plains, N.Y. 10604-3400
Prior Address:	None
Jurisdiction of Organization:	Delaware
UCC Filing Office:	Delaware Secretary of State
Prior Name:	None
U.S. Originator :
Name:	Abitibi-Consolidated Sales Corporation
Current Address (and location of chief executive office and Receivables records):	4 Gannett Drive White Plains, N.Y. 10604-3400
Prior Address:	None
Jurisdiction of Organization:	Delaware
UCC Filing Offices:	Delaware Secretary of State
Prior Names:	Abitibi-Price Sales Corporation

Canadian Originator :
Name:	[NTD: insert name of Amalgamated Entity ]
Chief Executive Office and location of Receivables records:	1155 Metcalfe Street, Suite 800 Montréal, QC H3B 5H2 Canada
Registered Office	1959 Upper Water Street, Suite 900 Halifax, N.S. B3J 3N2 Canada
Jurisdiction of Organization:	Nova Scotia
PPSA Filing Offices:	British Columbia, Ontario, Quebec, Alberta and Nova Scotia
Prior Names:	3224112 Nova Scotia Limited and Abitibi-Consolidated Inc.

J-1

ANNEX K

Form of Assumption Agreement

[NOT COMPLETED BY THE PARTIES]

K-1

ANNEX L

FORM OF NOTICE OF CHANGE OF ADDRESS

TO:                CITIBANK, N.A., LONDON BRANCH (the "Agent")

                        Citigroup Centre

                        33 Canada Square, 5th Floor

                        Canary Wharf, London

                        England  E14 5LB

                        Attention: Nigel Kilvington

                        Facsimile: 44-207- 986-4705

                        With a copy to:

                        450 Mamaroneck Avenue

                        Harrison, N.Y.  10528

                        Attention: Global Securitization

                        Facsimile No.: 914- 899-7890

RE:                   Amended and Restated Receivables Purchase Agreement dated as of January 29, 2008 between, inter alia, Abitibi-Consolidated Inc., the undersigned, as seller, and the Agent, as agent (as amended, the "RPA")

Pursuant to the requirements of Section 10.01(e) of the RPA, the undersigned hereby gives you notice that, on [insert Change of Address Effective Date], each of the undersigned and ACSC will change the address of its principal place of business, chief executive office and location of Receivables (as defined in the RPA) records as disclosed in Schedules III and IV attached hereto, which Schedules III and IV shall replace the current Schedules III and IV to the RPA on the effective date of such change of address.

signature page follows

DATED this              day of                                    ,          .

ABITIBI-CONSOLIDATED U.S. FUNDING CORP.
Per:
Name:
Title:

Per:
Name:
Title:

SCHEDULE III

Addresses

Seller:	Abitibi‑Consolidated U.S. Funding Corp. [NTD: insert new address]
Investor:	Eureka Securitisation, plc Citigroup Centre 33 Canada Square, 5th Floor Canary Wharf London E14 5LB England Attention: Nigel Kilvington Facsimile: 44-207-986-4705
With a copy to:
450 Mamaroneck Avenue Harrison, N.Y. 10528 Attention: Global Securitization Facsimile No.: 914-899-7890
Agent:	Citibank, N.A., London Branch Citigroup Centre 33 Canada Square, 5th Floor Canary Wharf London E14 5LB England Attention: Nigel Kilvington Facsimile: 44-207-986-4705
With a copy to:
450 Mamaroneck Avenue Harrison, N.Y. 10528 Attention: Global Securitization Facsimile No.: 914-899-7890
Bank:	Citibank, N.A. 450 Mamaroneck Avenue Harrison, N.Y. 10528 Attention: Global Securitization Facsimile No.: 914-899-7890

Parent:	c/o [NTD: insert name of Amalgamated Entity ] 1155 Metcalfe Street, Suite 800 Montréal, QC H3B 5H2 Canada Attention: Treasury Department Facsimile no.: 514-394-2267
With a copy to (in the event of claims or disputes only):	[NTD: insert name of Amalgamated Entity ] 1155 Metcalfe Street, Suite 800 Montréal, QC H3B 5H2 Canada Attention: Legal Department Facsimile no.: 514-394-3644
Servicer:	Abitibi Consolidated Sales Corporation [NTD: insert new address]
With copy to:
Attention: Montréal Legal Department Facsimile No.: 514-394-3644
Canadian Originator:	[NTD: insert name of Amalgamated Entity ] 1155 Metcalfe Street, Suite 800 Montréal, QC H3B 5H2 Canada Attention: Treasury Department Facsimile no.: 514-394-2267
U.S. Originator:	Abitibi Consolidated Sales Corporation [NTD: insert new address]
With copy to:
Attention: Montréal Legal Department Facsimile No.: 514-394-3644

SCHEDULE IV

UCC AND PPSA INFORMATION

Seller :
Name:	Abitibi-Consolidated U.S. Funding Corp.
Current Address:	[NTD: insert new address]
Prior Address:	4 Gannett Drive, ACUSFC Room White Plains, N.Y. 10604-3400
Jurisdiction of Organization:	Delaware
UCC Filing Office:	Delaware Secretary of State [NTD: determine if additional filing office required]
Prior Name:	None
U.S. Originator :
Name:	Abitibi-Consolidated Sales Corporation
Current Address (and location of chief executive office and Receivables records):	[NTD: insert new address]
Prior Address:	4 Gannett Drive White Plains, N.Y. 10604-3400
Jurisdiction of Organization:	Delaware
UCC Filing Offices:	Delaware Secretary of State [NTD: determine if additional filing office required]
Prior Names:	Abitibi-Price Sales Corporation

Canadian Originator :
Name:	[NTD: insert name of Amalgamated Entity ]
Chief Executive Office and location of Receivables records:	1155 Metcalfe Street, Suite 800 Montréal, QC H3B 5H2 Canada
Registered Office	1959 Upper Water Street, Suite 900 Halifax, N.S. B3J 3N2 Canada
Jurisdiction of Organization:	Nova Scotia
PPSA Filing Offices:	British Columbia, Ontario, Quebec, Alberta and Nova Scotia
Prior Names:	3224112 Nova Scotia Limited and Abitibi-Consolidated Inc.

L-1

ANNEX M

Forms of Bank Agreement Security Letters

[NOT COMPLETED BY THE PARTIES]

M-1

ANNEX N

Form of Certificate Regarding Adverse Claims

ABITIBI-CONSOLIDATED INC.
OFFICER'S CERTIFICATE

TO:	ABITIBI-CONSOLIDATED U.S. FUNDING CORP. CITIBANK, N.A., as agent BARCLAYS CAPITAL INC., as syndication agent THE CIT GROUP / BUSINESS CREDIT, INC., as documentation agent
RE:

Second Amended and Restated Receivables Purchase Agreement dated as of June 16, 2009 among Abitibi-Consolidated U.S. Funding Corp. (“ACUSFC”), as seller, the banks party thereto, as banks, Citibank, N.A., as agent, Barclays Capital Inc., as syndication agent, The CIT Group / Business Credit, Inc., as documentation agent, Abitibi Consolidated Sales Corporation (“ACSC”), as servicer and originator, and Abitibi-Consolidated Inc. (the “Corporation”), as subservicer and originator (the “Second Amended and Restated Receivables Purchase Agreement”)

I, •, • of the Corporation hereby certify in that capacity and not personally, as follows:

1. I have made or caused to be made such examinations or investigations as are, in my opinion, necessary to make the statements in this Certificate.

2.Capitalized terms used but not defined herein shall have the meanings attributed thereto in the Second Amended and Restated Receivables Purchase Agreement.

3. The registrations described in Schedule A do not, and could not be relied upon by the secured parties thereunder to create, perfect, protect or preserve any Adverse Claim in the Receivables or Related Security.

4. The name "Stone-Consolidated Inc." has never been used by the Corporation or any of its predecessors.

DATED this day of      .

By:
Name: •
Title: •

Schedule A - Registrations

SCHEDULE A
REGISTRATIONS

[To be completed]

N-1

ANNEX A-1

Abitibi-Consolidated Inc. - Monthly Report

Report as of Date:
For the Month Ended:

Month End CAD-USD Exchange Rate
Source of Exchange Rate

I.	Portfolio Aging

	CAD Portfolio	Conversion to USD	International (in USD)	USD Portfolio	Total
GROSS PORTFOLIO AGING
Current	0	0	0	0	0
1-30 Days Past Due	0	0	0	0	0
31-60 Days Past Due	0	0	0	0	0
61-90 Days Past Due	0	0	0	0	0
91-120 Days Past Due	0	0	0	0	0
121+ Days Past Due	0	0	0	0	0

Total	0	0	0	0	0

II. Receivables Rollforward

Beginning Receivables Balance	0	0	0	0	0
Sales	0	0	0	0	0
Collections (input as a negative #)	0	0	0	0	0
Gross Write-Offs (input as a negative #)	0	0	0	0	0
Recoveries	0	0	0	0	0
Credit Notes[1] (input as a negative #)	0	0	0	0	0
Debit Adjustments[2]	0	0	0	0	0
Other Adjustments[3]	0	0	0	0	0

Ending Receivables Balance[4]	0	0	0	0	0

[1]	Credit Notes should exclude Debit Memos but should include AR reversals due to unship/reships.
[2]

“Debit Adjustments” includes the following items: debit memos, aged credits over 1 year old which have been moved to a separate GL acct. & checks issued on old credits which have previously been counted as dilution in a prior month.

[3]	“Other Adjustments” includes the following items: Early Payment Discounts and Canadian Taxes - HST, QST, GST.
[4]

The aging balance and ending rollforward balance will not tie out due to the manual adjustments that must be made to the aging in order to convert the numbers from a net to gross basis. The difference can be found in cell H80 - total unapplied credits.

III.	Customer Base

	CAD Portfolio	Conversion to USD	International (in USD)	USD Portfolio	Total
Extended Pymt Term Receivables (>90 Days)[1]	0	0	0	0	0
Not including rec.subject to EDC 90 day pymt terms
Bankrupt Obligors[1]	0	0	0	0	0
Affiliate / Intercompany Receivables[1]	0	0	0	0	0
Cross-Aged Receivables1 3	0	0	0	0	0
Write-Offs for Receivables < 91 days past due	0	0	0	0	0
Sun Media Pre-Pays[4] & Other Customer Deposits	0	0	0	0	0
Receivables Subject to Potential Set-Off (contra accts)	0	0	0	0	0
Government Receivables[1]	0	0	0	0	0
Net Write-Offs (after EDC)	0	0	0	0	0
Receivables from non-Approved Countries

Off Invoice Allowance (Accrual) Information
Beginning Balance	0	0	0	0	0
Accruals	0	0	0	0	0
Credits Paid to Customer	0	0	0	0	0
Cash Paid to Customer	0	0	0	0	0
Adjustments	0	0	0	0	0
Ending Balance	0	0	0	0	0

Early Payment Discounts	0	0	0	0	0
Total Receivables related to Malbaie / NY Times Joint Venture	0	0	0	0	0
Other Ineligible Receivables	0	0	0	0	0
Provincial Sales Taxes[5]	0	0			0
Other Taxes included in A/R (i.e., U.S. Sales Taxes)			0	0	0
Unship / Reships NOT included in Credit Notes above[6]	0	0	0	0	0

[1]	To avoid double counting, do not include balance of Receivables > 91+ days past due.
[2]	Following an Insurance Policy Event, Extended Payment Term Receivables include all Receivables due in > 60 days.
[3]	Relates to an Obligor whose Receivables > 91+ days past due exceed 10% of such Obligor’s total Receivables balance.
[4]	Include the Sun Media Pre-pays only to the extent they have been included in the Gross Receivables Balance above.
[5]	Do not include GST, HST or QST.
[6]	Please input the balance of any Unship/Reship Receivables which have NOT been included in the Credit Notes balance in the Rollforward above.

IV.	Other

	CAD Portfolio	Conversion to USD	International (in USD)	USD Portfolio	Total
Unapplied Cash	0	0	0	0
Unapplied Credits	0	0	0	0
One Month LIBOR (as of month end)					0.000%	Contact MaryJo Gavigan at 914.899.7122 for monthly rate
Accrued and Unpaid Yield & Fees					0	Contact MaryJo Gavigan for monthly amount
Program Fee					0.000%
Servicer Fee					0.000%
Applicable Margin					0.000%
Loss Reserve Stress Factor					0.00
Loss Reserve Floor Factor					0.00
Dilution Reserve Stress Factor					0.00
Foreign Currency Adjustment Amount Stress Factor					0.00
					0.00
Capital Outstanding (as of Report Date)					0
Program Limit

Monthly Repurchases					0
Monthly Repurchases as a Percent of Gross Receivables
Cumulative Repurchases (since closing date)					0

EDC Policy Information (please input values in U.S. Dollars)

	Domestic (Canada + US)	International	European	Cumulative (since 9/01/05)
Claims Made under the EDC Policy	0	0	0	0
Claims Paid under the EDC Policy	0	0	0	0
Claims Unpaid or Rejected under the EDC Policy	0	0	0	0

Total:

Premiums owed but not paid for the Insurance Policy period during which this report is being submitted:				0

*	If claims paid over the policy period exceed US$2MM, US$2.75MM or US$3MM, an additional premium is due on the Insurance Policy.

Please advise on the payment status of the premiums if the triggers above are breached.

Has an Insurance Policy Event (as defined in the RPA) occurred? (choose yes or no from the drop down menu) -

Long Term Senior Unsecured Debt Ratings

Abitibi-Consolidated Inc: S&P	S&P Ratings Inquiry Desk: (212) 438-2400 Option 1
Abitibi-Consolidated Inc: Moody’s	Moody’s Ratings Inquiry Desk: (212) 553-0377

V.	Portfolio Concentrations

PRIOR TO AN INSURANCE POLICY EVENT:

Limitations on Special Concentration Limits Approved by EDC:

Investment Grade Obligors:	(based on the Net Receivables Pool Balance)
Non-Investment Grade Obligors:	(based on the Net Receivables Pool Balance)
Normal Concentration Limit

FOLLOWING AN INSURANCE POLICY EVENT:

Pre-Approved-Special Concentration Limits

Rated at least AA- and Aa3:	(Pre-Approved SCL $ amount based on the greater of a) Dynamic Loss Reserve % and b) Loss Reserve Floor %, multiplied by the NRPB)
Rated at least BBB- and Baa3:	(Pre-Approved SCL $ amount based on the greater of a) Dynamic Loss Reserve % and b) Loss Reserve Floor %, multiplied by the NRPB)
All others:	(Normal Concentration Limit)

COUNTRY CONCENTRATION LIMITS

Pre-Approved-Special Concentration Limits

Rated at least AA- and Aa3:	(based on the Net Receivables Pool Balance)
Rated at least BBB- and Baa3:	(based on the Net Receivables Pool Balance)
All others:	(based on the Net Receivables Pool Balance)

Largest Obligors

	Obligor Name	S&P Ratings	Moody’s Ratings	Rec. Balance Net of 91+ DPD (in USD)	Country	EDC US Dollar Limit (if any)	Investment Grade Category	Domestic (T/F)?	Maximum Allowable %	Maximum Allowable $	Allowable Amt Under Program	Excess Concentrations
1.	ABC			0	x	0	0	0	0.00%	0	0	0
2.	ABC			0	x	0	0	0	0.00%	0	0	0
3.	ABC			0	x	0	0	0	0.00%	0	0	0
4.	ABC			0	x	0	0	0	0.00%	0	0	0
5.	ABC			0	x	0	0	0	0.00%	0	0	0
6.	ABC			0	x	0	0	0	0.00%	0	0	0
7.	ABC			0	x	0	0	0	0.00%	0	0	0
8.	ABC			0	x	0	0	0	0.00%	0	0	0
9.	ABC			0	x	0	0	0	0.00%	0	0	0
10.	ABC			0	x	0	0	0	0.00%	0	0	0
11.	ABC			0	x	0	0	0	0.00%	0	0	0
12.	ABC			0	x	0	0	0	0.00%	0	0	0
13.	ABC			0	x	0	0	0	0.00%	0	0	0
14.	ABC			0	x	0	0	0	0.00%	0	0	0
15.	ABC			0	x	0
											Total:

Largest Countries (excluding United States and Canada)

	Obligor Name	S&P Ratings	Moody’s Ratings	Rec. Balance Net of 91+ DPD (in USD)	Investment Grade Category	Maximum Allowable %	Maximum Allowable $	Excess Concentrations	Obligor Overlap	Net Excess Concentrations
1.	abc			0	0	0.00%	0	0	0	0
2.	abc			0	0	0.00%	0	0	0	0
3.	abc			0	0	0.00%	0	0	0	0
4.	abc			0	0	0.00%	0	0	0	0
5.	abc			0	0	0.00%	0	0	0	0
6.	abc			0	0	0.00%	0	0	0	0
7.	abc			0	0	0.00%	0	0	0	0
8.	abc			0	0	0.00%	0	0	0	0
9.	abc			0	0	0.00%	0	0	0	0
10.	abc			0	0	0.00%	0	0	0	0
11.	abc			0	0	0.00%	0	0	0	0
12.	abc			0	0	0.00%	0	0	0	0
13.	abc			0	0	0.00%	0	0	0	0
14.	abc			0	0	0.00%	0	0	0	0
15.	abc			0	0	0.00%	0	0	0	0
									Total:

Extended Payment Term Receivables >90 Day Terms

Obligor Name	Rec. Balance Net of 91+ DPD (in USD)	Rec. Balance Extended Paymt Terms >90 days	Maximum Allowable $
ABC		0
ABC		0
ABC		0
ABC		0
ABC		0
ABC		0
ABC		0
ABC		0
ABC		0
ABC		0
ABC		0
ABC		0
ABC		0
ABC		0
ABC		0
		Total: Limit: Excess:

Co-Insured Obligors

	Obligor Name	Outstanding Balance (in USD)	% Coverage by EDC	Specified Coverage Amt.	$ Amount Covered by EDC	$ Amount NOT Covered by EDC	Allowable Amt for Un-insured	Excess on Un- Insured
1.		0	0.0%
2.		0	0.0%
3.
4.
5.

							Total:

*	Input values from column M above, if any.

Verification

Pursuant to the Receivables Purchase Agreement dated 10/27/2005, the information contained in this Monthly Report is true and accurate in all material respects as of month end and no Event of Termination, Incipient Event of Termination or Insurance Policy Event has occurred.

Signed:	Date:

Upon completion, email report to robert.kohl@citigroup.com & nigel.kilvington@citigroup.com and fax a signed copy to Robert Kohl at 914.899.7903

ANNEX A-2

Weekly Report as of:	Ineligible Receivables (as a % of Gross Receivables)	0.00%
Exchange Rate as of Report Date:	Allowances (as a % of Gross Receivables)	0.00%
	Other Deductions (as a % of Gross Receivables)	0.00%
	Combined Reserve Percentage:	0.00%
	Yield/Fee Reserve Percentage:	0.00%
	Servicer Fee Reserve Percentage:	0.00%
	Maximum Percentage Factor	0.00%

I.	Net Receivables Pool Balance - to be completed each week

	CAD Portfolio	Conversion to USD	International Portfolio (in USD)	USD Portfolio	Total
Receivables Pool Balance Net of Credits[1]	0	0	0	0	0
Ineligible Receivables (excluding Allowances)					0
Less: Allowances[2]			Total:	0	0
Less: Unapplied Cash[2]	0	0	0	0	0
Less: Other Deductions in calculating NRPB					0

Net Receivables Pool Balance					0

(1)	As of the evening prior to the weekly report date
(2)	Input Actual Dollar Amount as of the most recent monthly report

II.	Maximum Potential Capital - to be completed each week

Actual Capital Outstanding[1]		0.00
				Potential Capital
Net Receivables Pool Balance		0		0
Combined Loss and Dilution Reserve		0		0
Yield / Fee Reserve		0		0
1 - Maximum Percentage Factor		0		0
Premium Reserve	0	0		0
Potential Capital				0

Maximum Percentage Factor		0.00%

Actual Percentage Factor		0.00%	In Compliance - No Paydown Required

Program Limit		0

Actual Capital Outstanding		0

Additional Capital Available / (Paydown) Required		0.00

Maximum Borrowing Amount:		0.00

(1)	As of the evening prior to the weekly report date

Verification

Pursuant to the Receivables Purchase Agreement dated 10/27/2005, as amended, the information contained in this Weekly Report is true and accurate in all material respects as of month end and no Event of Termination, Incipient Event of Termination or Insurance Policy Event has occurred.

Signed:	Date:

Upon completion, email report to robert.kohl@citigroup.com & nigel.kilvington@citigroup.com and fax a signed copy to Robert Kohl at 914.899.7903

OLD PROGRAM

SCHEDULE II

Section:	Finance	Policy No.

Title:	Credit policies and procedures	Page 1 of 18

Issue date: August 1st 2001

Table Of Contents:

Executive Summary:	2

Credit Investigation/Review:	3

Terms of Sales:	9

Collection Procedures:	10

Accounts Receivable/Cash Application Process:	15

Payable Rebate Process:	16

Bad Debt Losses:	18

Reporting:	20

Executive Summary:

The Credit Group has as its dual role the protection of the Company's investment in accounts receivable, and the promotion of profitable sales.

A close working relationship is maintained between the Credit Group, and the other groups with a direct impact on results and deliverables.

The Credit Group works closely with Sales personnel in the collection of overdue accounts, recognizing special circumstances that might require the intervention of Sales.

This Credit Group, hereinafter CG, manual of credit procedures has been developed to set the practices of Abitibi-Consolidated Inc Worldwide and for all product groups, Newsprint, Commercial Paper Products, Lumber and International (including Latin America, ROW, Europe) and Recycling.

The procedures outlined herein will be a guideline for Abitibi-Consolidated Worldwide Credit Group, Sales Group and all its supports to further clarify the working relationship between their services and those of CG.

This is an evolving manual and will be updated and improved to support new Abitibi-Consolidated Inc programs.

Madeleine Féquière

Director Credit, Credit & Collections

Treasury Services

Credit Risk and Accounts Receivable Management

  Mission Statement:

Worldwide Credit Group shall function in the Treasurer Group, and its activities shall be coordinated with overall corporate policy and the activities of worldwide sales.

To assist in the increase of WW revenue and market share, it shall be the responsibility of WWCG to:

1.       Assess risk of current and prospective customers

2.       Set credit limits and maintain their integrity

3.       Provide and maintain positive and constructive attitude towards our customers and strategic partners

4.       Maximize revenue and protect ACI assets

5.       Manage the costs associated with bad debt and slow payments

6.       Maintain the financial integrity and control ACI assets

7.       Manage risk of our new business opportunities.

Organization Overview:

The Credit and Collections organization is currently centralized in Montreal (see organization chart attached).

Credit Investigation/Review:

New Customer Policies:

  Credit Investigation

The following documents and information should be obtained by Sales or its supports during contract negotiations and submitted to their designated Credit Group Representatives.

1.       Completed credit application signed by an officer or officers of the company.

2.       Forecast of the annual requirements to be generated by the customer.

3.       Bank references, a written formal authorization from customers agreeing to the release of such information, may be requested.  Customer is obligated to provide the authorization.

4.       Obtain W-9 or equivalent form prior to credit limit set-up in address book

5.       Trade references, names of customer vendors, will be requested from customer. (at least, 1 reference in the Paper Industry).

6.       Financial statements, preferably audited (Analysis to be conducted by Credit Group may include, but not be limited to balance sheet, income statement, and cash flow and change in working capital statements.

7.       In addition to the info provided by sales, Credit Group will order credit reports from the various agencies such as Dun and Bradstreet to obtain additional credit information, if required.

  Exchange of Credit Information

The Credit group will release credit information related to customer payment experience only to suppliers with a membership at one of the following NACM & FCIB organizations: National Fine Paper Manufacturers (VAP), Newsprint & Allied Products, National Forest Products, & Forest Products Export . The Credit Group will also release information to all of our customers upon receiving a written request. Credit information will be given on customers with special arrangements with ACI only upon written customer's authorization to avoid any non-disclosure issues.  Credit information on customers will not be given by phone under any circumstances in order to mitigate potential problems. Minimum 3 days to process a request.

  Credit Authorization Turn Around Time

The turn around time for making a credit recommendation on new accounts is five (5) business days when information is readily available.

For out of country customers, it typically takes two (2) weeks after receipt of the completed credit application from the customer.  This time frame could be longer if the credit references do not respond or the application is incomplete.

Note:  If required, upon approval, a letter will be forwarded to customer to confirm credit limit and terms of payment to the exception of Lumber.  Sales and Customer Service will be advised through e-mail. A signed centralized contract must be made available to Credit when needed.

  Credit Limit Categories

After investigations, customers will be placed in one of three risk categories for the credit department use only. Based on the decision criteria, Credit will make a determination about the customer's credit worthiness.  A customer deemed credit worthy is approved for standard terms; a customer who is not deemed creditworthy will only be approved with security.

  Risk categories:

1.       Low Risk or A Rating in system – credit hold exempted customers, select credit worthy customers

2.       Medium Risk or C Rating in system – No credit hold exemption, no security required

3.       High Risk or E Rating in system - Surety required, security deposit, letter of credit, pre-payment, etc. (ongoing monitoring), $1.00 credit limit assigned.

If there are major issues or disagreements, Sales and Credit will discuss other alternatives that would be in ACI's best interest.

In addition, credit limit should be assigned to customers during peak buying period during the month as opposed to assigning credit limit based on month end balance after payment is received.

Domestic & Export - including Bridgewater – Internal Approval guidelines on New & Existing Accounts

Delegation of Authority is applicable regardless of risk categories and regardless of Export Development Corporation's approval)

  $10,000.000 + President and CEO

  Up to $10,000.000 or less - Sr. V-P, Corp. Dev. & CFO

  Up to  $5.000.000 or less – V-P & Treasurer

  Up to $3.000.000 or less – Director Credit /Credit & Collections

Domestic / Export – EDC required guidelines on New Accounts & existing Accounts, regardless of risk categories .

Discretionary Credit Limit (DCL) of $1,000,000 or $500,000 may apply to all buyers (except those excluded in writing by EDC) in all markets. EXCEPT Venezuela where the coverage is conditional upon obtaining confirmation that the buyer has been granted authorization from Venezuela's foreign exchange administration commission (CADIVI) to acquire foreign currency for the subject shipments and accordingly, the corresponding registration number (AAD number) for that shipment.  A further condition is that it will apply only to existing buyers who have been able to obtain funds through the CADIVI process during the 12 months prior to September 1, 2004.  Any new buyers, or existing buyers with no tract record of having accessed funds through CADIVI, would need to be approved by EDC.

  Method 1 - Abitibi to justify $500,000 DCL coverage (without having to refer to EDC) based on:

  Abitibi's own experience with buyer during the past 12 months.

  Method 2 - Abitibi to justify $500,000 DCL coverage (without having to refer to EDC) based on:

  Written Credit Information – Favorable, provided by a recognized credit information agency or a bank, which supports the extension of credit for the amount of the sale.  The information must not be dated more than 12 months.

  Method 3 – Abitibi to justify $1,000.000 DCL coverage (without having to refer to EDC) based on:

  Financial Statements and written credit information – Favorable financial statements in combination with favorable written credit information of the buyer, which support the extension of credit for the amount of the sale.  The fiscal year end of the statements cannot be more than eighteen months. EDC understands and agrees that in most cases, it will be difficult to obtain financial statements, in such cases, Abitibi is required to obtain a detailed bank report from customer to satisfy EDC requirements.

  Credit Evaluation of Existing Customers and Review

  Evaluation of Existing customers:

The evaluation of existing customers is initiated by the submission of a request by sales for incremental shipments.  The major difference in the evaluation of an existing customer and a new customer is that there is an established relationship and therefore Credit can make a more informed decision.  Utilizing the customer's history with ACI, Credit can review the customer's usage/billing and payment habits for prior ACI services.  In addition to affording Credit access to additional information in the decision making process, there is also an opportunity to leverage the request for additional services to collect on past due amounts.  The following is a brief synopsis of the evaluation process for existing customers:

  Sales submits request for incremental shipments.

  Credit performs the credit review, including researching the customers A/R balance and past payment trends.

  Should the A/R balance be current, past payment trends acceptable, and all other components of the credit review acceptable, the customer's credit limit will be increased and the request approved.

  In the event that there are past dues and all other components are satisfactory, the request will be held up until the past dues are settled before releasing pending orders.

  In the event that there is a history of late payments and all other credit review components are satisfactory, Credit will consult Sales for feedback on customer to assist in the credit decision.

  In the event the internal information is satisfactory and the other components are not, a decision to require surety or not will be made.

  Periodic or Annual Reviews:

The objective of the periodic or annual credit evaluation is to assess an existing customer's ability to meet the terms and conditions of existing service that is to be renewed or amended including changes to commitment levels, estimated run rates, and changes in products and services consumed.

Customers with credit limit < $500k are reviewed on a 12 month basis (ACI own experience or written credit information)

Customers with credit limit >$500k and up to $1.0M are reviewed on a 12 month basis (Financial statements dated less than 18 months  & written experience dated 12 months or less)

Customers with credit limit >$1.0M whereas EDC had issued a cover letter for continuing coverage are reviewed by EDC according to their own review date guidelines and coverage will remain in place until otherwise advise.

Historic evidence proves that a customer's credit worthiness constantly changes due to dynamic elements present in business cycle.  Evaluating a customer's ability to pay ACI, therefore, cannot be based on a single transaction but must be regularly and consistently reevaluated.  The following is a listing of occurrences that will trigger a review:

  Credit can initiate a review of a customer based on information obtained from Dun & Bradstreet's Portfolio Manager, based on public information obtained from newspapers, magazines, etc...

  Credit can initiate a review of a customer anytime if judged necessary.

  Sales Team can initiate a review of a customer by submitting a request to Credit.

  Credit Coordinators are requested to show in Abiserve Last Credit Review date as well as Next Credit Review date.  An exception report will be ordered to monitor customers up for credit review and ensure timeliness of the process on a daily basis.

  Contractual Agreements (Verbal or Written)

Contractual agreements are those reviewed by Legal and/or negotiated by Sales with new (after credit investigations) and existing customers.  Credit should be notified of any amendments to the contractual agreement related to payment terms and conditions.

Credit Coordinator may obtain copies of such agreements upon request from Sales Accounting.

  Creation of Customer Identification Number (ID#)

System administration from Sales Service Department is responsible for proper customer set up in the address book.  Credit Coordinator is responsible for proper set up of the following fields:  legal name, credit limit, credit rating, terms of payment and Federal Tax ID #.

  Customer Credit Files

Credit will create and maintain complete and current credit and collection files on all customers.  These credit files may include the following information when available:

1.       Credit application

2.       Signed customer contract, if required

3.       Bank and trade references

4.       Financial statements, if required

5.       Credit agency reports

6.       Copies of security agreements, if required

7.       Any additional relevant information

  Terms of Sales:

  Standard or Regular Terms:

  Newsprint – Net 30 days and some approved extended 60+ day term.

  Commercial Paper Products – Industry term may vary from 45 days to 60 + days.

  Lumber – .9% 10 days.

  International – country specific or market specific in agreement with EDC

  Special/Extended Terms:

Terms may vary by country, special products requirements and international regulations

Domestic Accounts - Special or extended terms have to be approved by a U.S Vice-President

International Accounts - Special or extended terms have to be approved by a Vice-President.

  Collection Procedures:

The following summary identifies the collection activity that can be applied to all levels of business segment accounts.

Credit Group representatives work to convert accounts receivable into cash. Group optimizes productivity by managing day-to-day duties including customer contact and interaction with various ACI groups: Accounts Receivable, Finance, Sales, Customer Accounting, Sales Service, Agents and Legal & Regulatory Affairs.

Additionally, Credit Coordinators are knowledgeable of various products, Accounts Receivable Systems etc. ACI customers are expected to pay their invoices as per obligated terms. Credit Group representatives are responsible for identifying the cause of any delinquency. Delinquent receivable issues result from customer non-payment as well as internal Company problems such as billing, sales "rate" misquotes.  Credit Group representatives are most effective working directly with customers to resolve issues impacting the customer's ability to remit payment. Our collection approach is to do everything possible to assist the Sales Team and the customer in correcting problems that impede their ability to pay.

  Aging

  1 day beyond terms of payment, collection process begins - if required

  15 days beyond – a minimum of 3 calls – if required

  20 days beyond - 1 written notice to customer - if required, Director Credit and Sales must be notified.

  60 days beyond terms, negotiate payment plans or surety - if required

  70 days beyond terms – No payment agreement, No surety  - Issuance of NOI (notice of intent to terminate service or release to legal or collection agencies) if required.

Note:  This timeline is to be used as a guideline.  Timeline may be longer when there is manual posting of invoices or if invoices are delivered late or other related billing issues.  Collections notes must  be recorded in Abiserve.

  Hold Orders Procedures

  Customer Service Representative enters an order

  Abiserve is ONLY credit limit driven .  If customer is over the credit limit, the system will automatically hold all orders.

  The Hold order is then referred to the Credit Agent for release.  Before the order is released, the Credit Agent must do the following:

  If the Customer is over the credit limit, initiate a credit review. It takes us 48 hours to investigate and increase the limit. If for financial reasons, we feel that the credit limit should not be increased Sales & SSR are advised of the situation asap.  Credit and Sales will arrive at a decision to release the order or not

  If the customer has past due invoices to be cured and has already mailed its payment, the order is released asap and a credit review is initiated immediately afterwards to provide customer with more capacity if necessary.

  If the Customer is unable to pay and we are negotiating payments, Sales and SSR are advised of the situation asap.  Credit and Sales arrived at a decision to release the order or not.

  Only Credit Coordinator is to advise the customer that the order is on hold with the agreement of Sales and Sales Agents.

  The Director Credit is required to approve all amounts in excess of the credit limit.

  SX order release

Stock paper delivered from a warehouse to a customer is released with an "SX" order. A held SX order has to be released by the Credit coordinators in order to reach the billing process.

Since SX orders are not listed on "WDP " Warehouse Daily Planning report sent electronically by Abiserve to the warehouses, SSRs have to manually forward all SX order documentation. However, no credit check is performed before the documentation is sent.

As a result, SX orders are delivered to customers before the Credit department releases the order in the system.  To be in compliance with the credit policy, as a rule SSRs are instructed not to release any SX orders until they have been released off credit hold by Credit Coordinators.

Exception "Blanket Release"

A short list of Top customers have been designated as "blanket release" meaning they are allowed to pick up their own paper from the warehouse.

To be designated as "blanket release", a customer has to be flagged in the system as "credit exempt" meaning credit coordinators intervention is needed only, once maximum credit limit allowed has been reached.

Blanket releases are purely a manual system, totally non transparent to credit coordinators.

In order to better control this process, the following controls have been put in place:

1.       SSRs Managers will provide a monthly list of designated customers to the Director Credit for approval.

2.       Director Credit will only approve customers that are credit exempted (meaning orders go through without credit intervention until credit limit is surpassed)

3.       Credit Coordinators will monitor the exposure of all customers on the list periodically.

4.       Sales Accounting will monitor all releases from warehouse and ensure proper billing.

:

Coverage for National Holidays

  Day before a national holiday, the credit department is required to do the following:

  Take a picture of all orders on hold

  Send a HOT list of critical accounts to Sales Service Managers (SSM) not to be released from hold

  SSM's to sign a release form allowing them to perform such function.

  Send the release password to the SSM's granting them access to release the following types of orders ONLY:

A)     Top Accounts (credit hold exempted) where SSR's had made changes to an order and the amount of the order has changed.  B) Emergency shipments or last minute orders for our Top Accounts (credit hold exempted) Anything else should remain on hold until Credit Department is back to work.

  Following day, SSM's will provide the respective Credit Agents, a listing of all orders that have been released off credit hold.

  Following day, Credit Department will change the password for order release.

  Payment Plans and Note Receivable Arrangements

  Payment Plans:

Customers who are past due or beyond normal terms may be considered for a payment plan to enable them to continue the business relationship by reducing and eliminating the past due debt.  The payment plans will be limited to short term (90 days) solutions in order to assist customers to return to the original terms of their contract.

Domestic Accounts – Payment Plans have to be approved by a U.S Vice-President

International Accounts – Payment Plans have to be approved by a Vice-President.

  Note Receivable Arrangements :

Note receivable should be drafted and reviewed by Legal.  In order to approve a note, the account exposure should be $1.0M or more.  Terms are not to exceed 1 year. The rate is to be discussed with the V-P and Treasurer. Before acceptance, all notes arrangements should be approved by EDC.

Domestic Accounts – Notes Receivable have to be approved by a U.S Vice-President

International Accounts – Note receivable have to be approved by a Vice-President.

  Standard Escalation Policy:

  From time to time the Credit Coordinators may need to escalate an account to the Director Credit in order to gain resolution.  In compliance with the above mentioned collections procedures, the Credit Coordinators will escalate the files accordingly to Director Credit by providing detailed information and documentation for final disposition.

  Statement of Accounts:

  Customers are to receive a statement showing the status of their accounts with ACI, if not otherwise stated.  It is the Sales Accounting Group's priority at month end to ensure that the statements are sorted and mailed to customers by the 5th business day after the completion of the billing cycle.

  Customer Visits

  The Director Credit will conduct visits in concert with Sales representatives and the Credit Coordinators when appropriate to achieve the following objectives:

  To develop a relationship with the customer

  To enhance relationship with Sales

  To observe facilities (plant, location, equipment, inventory)

  Discuss specific requests (terms, extension of credit limit, etc)

  Discuss and review confidential financial data

  Resolve disputed items

  Resolve collections issues

  Paper Industry Group Meeting:

  Director Credit, Credit Coordinators will participate in specific paper industry group meetings quarterly, to open up communications line for the exchange of credit information with direct impact on reduction of outstanding delinquent receivables and write-offs.  Members obtain performance information but also have the chance to network and build relationships with credit professionals in the same industry.  Currently ACI's registered in the following groups:

  Lumber – NACM National Forest Products Group
  International – FCIB Forest Product Export Group (Domestic and Europe)
  Newsprint – NACM National Newsprint & Allied Products Group
  Commercial Paper Products – Fine Paper Group

  NOI (Notice of Intent to stop shipment):

  If all efforts for resolution have failed and accounts remain past due or in default beyond the determined cure period, the Credit Coordinator will escalate the file to Director Credit for resolution.

Before sending NOI, Credit will notify appropriate individuals. Director Credit is directly responsible to seek further approval if necessary.

  Stop Shipment Procedure:

Once all collection efforts have been exhausted and failed.  The last step in the collections process is to ensure that service is stopped and appropriate actions must be taken to recover the debt. Sales must be notified of such actions.

  Accounts Receivable/Cash Application Process:

The Accounts Receivable/Cash Application group is directly responsible for the timely and accurate distribution of payments received by ACI.  They are also responsible for directly communicating the cash application status (Unapplied, on account, and Unidentified) to Credit and Collections, and Customer Accounting Representative.

  Customer Deductions/Discrepancies

  Cash Applications will submit all discrepancies on a daily basis to Credit

  Credit will contact their respective customers to source out the reasons for the discrepancies on a daily basis and sign their names on the check stubs.

  Cash Applications will submit all check stubs or other documents to Sales Accounting with reasons for discrepancies on a daily basis.

  Sales Accounting will conduct analysis within same month and forward their analysis to Salesrep for appropriate actions with a deadline and copy to Credit.  Copy also to Sales V.P. only if required.

  Sales will decide of the outcome of the analysis within the allowed deadline and reply to: A) Sales Accounting if decision is in favor of the customer in order to issue credit note. B) Credit if decision is in favor of Abitibi in order to collect the amount due.

  Monthly, Sales Accounting will issue a report to Sales and Credit listing all accounts analyzed within the month for follow-up.

  If no resolution within 60 days, Sales Accounting should escalate the case to the respective V.P. or Senior V.P. Sales only  if Required.

  Credit Coordinators are responsible for all open items on their respective Aging and are responsible to follow-up with Sales Accounting for quick resolution not to penalize the securitization program.

  Unapplied Cash

  Cash applications Specialists will advise Credit and Sales Accounting of unapplied cash promptly.

  Cash Applications will cure the cash as per Sales accounting's instructions.

  Once special arrangements are deducted, a monthly listing of unapplied cash will be forwarded to Sales Accounting.

  Returned Item Procedures

  Cash application will forward all returned drafts to Credit Group on a daily basis with the following information:

  Customer

  Check number

  Amount of remittance

  Date item was returned

  Reasons for return if available: (customer dispute, insufficient funds, bank error, etc)

The Credit and Collections group will contact customer to notify them of the returned check.  Certified funds may be required in order to cure the default.

  Payable Rebate Process:

  As a rule, no rebate payment should be forwarded to a customer with a past due amount with ACI.  Sales Accounting will first advise Sales of the situation.  A listing of all rebate payments for review before release should be forwarded to Credit.

Note:  Please reference terms of contract prior to initiating a hold on a rebate payment to our customers.

  Bad Debt Losses:

  Actions following Cancellation

  Provide customer final opportunity to settle debt.

  Send customer notification that debt will be pursued through use of outside sources (included in NOI).

  Collection agency

  Internal legal department through suit or arbitration

  External legal firms through suit or arbitration

  Legal Write-offs

  Prepare legal package and forward to Legal department for pursuit of debt (internal or external).

  Criteria for Legal – Balances greater than $50,000.

  Agency Write-offs – Balances less than $50,000

  Accounts submitted manually to an Outside Collection agency.

  Collection Agencies

  From time to time when all collections efforts have been tried and failed, accounts will be released to OCA (outside collection agency).  An OCA must be bonded and a member of the National Law League.  Credit Coordinators are responsible for selecting or recommending accounts to be placed with a collection agency and inform the Director Credit/Credit prior to releasing an account to a collection agency

Before releasing an account to an OCA, the Director Credit/Credit will notify Sales and EDC.

  Bankruptcy Proceedings

The Director Credit will handle all legal and regulatory Affairs and determine the best course of action for the recovery of outstanding debts.  In cases of customer bankruptcy or pre-bankruptcy formation of creditors committees, Credit will actively serve on such committees.

  Reserves/Bad debt allowances

Director Credit to identify and set aside specific reserve for bad debt items and notify General Accounting quarterly.  General Accounting is responsible for establishing total reserve balances. The Treasurer must approve any adjustments to the reserves.

ACI has adopted the customer specific method and the process is as follow:

1.       Quarterly the credit department will download directly from Abiserve the Aging Report that reconciles with G/L including all House Accounts;

2.       All accounts credit-insured over 90 days past due will be analyzed and assigned a certain percentage of risk if required;

3.       All accounts self-insured over 60 days past due will be analyzed and assigned a certain percentage of risk if required

4.       All accounts co-insured with EDC will be analyzed and assigned a certain percentage of risk if required

5.       All accounts assigned a certain percentage of risk will be well documented and back up provided to accounting.

  Write-off Procedure

Once customer's account is canceled due to non-payment, write-off procedures should be initiated.

  Approval Levels: Bad Debts Write-off:

(Gross loss amount)

  $1.000 + President and CEO

  Up to $1.000 Sr. V-P, Corp. Dev. & CFO

  Up to  $500 or less – V-P & Treasurer

  Documentation supporting Write-off

  Business case supporting write-off

  Copies of customer D&B or other credit agency report if available

  Current statement of account, customer aging

  EDC's claim copy showing receipt

  Other supporting documentation, returned checks, bankruptcy notices, etc.

  Proposed journal entry to recognize actual bad debt write-off by Cash application coordinator

  Debit Bad Debt Reserve, Account, General Ledger

  Credit Trade A/R, Account, Subsidiary Ledger

  Frequency and owners of process

  Actual bad debt losses incurred should be recognized as they are identified throughout the quarter.

  Director Credit/Credit should initiate the processing of the write-off.

  General Accounting will prepare entries to be recorded in G/L and S/L.

  Reporting:

The Credit group will produce and distribute the following report, if required:

1.       Monthly Aging by Sales Representatives

2.       Monthly 30+ aging in absolute dollars and as a percentage of the total A/R balance

3.       Monthly Top 25 in dollars owing in each product group

4.       Monthly Days Sales Outstanding by product group

5.       Monthly Collection Effectiveness Index

6.       Monthly Over the credit limit report if required (see AFDA )

7.       Monthly Critical List Report (Notes, Payment Plans, Letters of Credit Report) if required

8.       Quarterly AFDA (allowance for bad debt report)

9.       Monthly 90+ days Report to EDC

10.    Monthly 60 days over 10% to EDC

11.    Monthly inactivation of accounts over 6 months  - And change credit limit to $1.0)

12.    New customer report

13.    Customer due for Credit Review

14.    Daily program to run CX customers with an order

15.    All other reports required to manage our business

  Security Matrix Review:

Security access will be performed quarterly or immediately following a change/movement in treasury Department personnel.

ANNEX H: INSURANCE POLICY

May 24th, 2006

Madeleine Féquière

Director of Credit

Abitibi-Consolidated Inc.

1155 Metcalfe Ste 800

Montreal, PQ, H3B 5H2

Dear Ms. Féquière:

Re:    Policy No. CG 1 22818

We acknowledge receipt of your acceptance and thank you for continuing to Insure with us.

Enclosed is a copy of your policy documentation as follows:

•	General Terms and Conditions;

•	Coverage Certificate, which contains the specific Policy parameters applicable to you;

•	Country Schedule, which specifies the countries covered, the maximum payment terms and the applicable premium rates;

•	Credit Management Schedule, which sets out the methods you may use to establish a Credit Limit for each of your buyers and your obligations regarding overdue accounts;

•

Endorsements which modify the Policy as specified: Declarations and Payment of Premium; Continuous Coverage Between Two Policies - Credit Limits; Sales by Foreign Affiliate - Goods Manufactured in Canada or Offshore; Sales Out of Consignment Inventory or Exhibition Stock; Boycott; Credit Limit for ILC Sales (Confirmed and Unconfirmed ILC) and Coverage to Canadian Buyers Involving Foreign Countries.

We have also enclosed six Additional Canadian Insured endorsements. Please send us a signed copy of each at your earliest convenience.

Should you have any questions, please do not hesitate to contact me.

Yours truly,

Marlène Bouchard

Underwriter

Forestry

Telephone: 1-888-332-4089

Fax: 613-597-8830

mbouchard@edc.ca

C.C.:    Daniel Galvao, Marsh Canada Limited

151 O’Connor Ottawa ON Canada K1A 1K3 613—598—2500 Fax: 613—237—2690 www.edc.ca

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

GENERAL TERMS AND CONDITIONS

This insurance policy is issued to the Insured identified in the Coverage Certificate by Export Development Canada (“EDC”) and Compagnie Francaise d’Assurance pour le Commerce Extérieur – Canada Branch (“Coface”), who are together referred to in this Policy as the “Insurers”. The Insurers have separate liability to the Insured.

EDC is the Administrator of this Policy for the Insurers. All communications and correspondence between the Insured and the Insurers are to be with EDC, and all requests, claims, declarations and other submissions and notices required by the Policy to be made to the Insurers are to be made to EDC. All premium is to be paid to EDC.

Capitalized terms not defined in this document shall have the meanings given to them in the Coverage Certificate.

COVERAGE

	1.

The Insurers hereby provide insurance for goods Shipped on or after the Coverage Effective Date, subject to the provisions of this Policy and in consideration of the Insured’s payment of the Acceptance Fee and undertaking to pay all required premium.

EDC Coverage

EDC insures the Insured against and agrees to pay the Insurance Percentage of any loss covered by the Policy that is sustained by the Insured under Eligible Contracts with buyers in countries listed in the Country Schedule (excluding Canada), as a direct result of the occurrence of any Risk described in Section 2. Such a loss is referred to as an “Export Loss”. The amount of any Export Loss will be determined pursuant to Section 19.

Coface Coverage

Coface insures the Insured against and agrees to pay the Insurance Percentage of any loss covered by the Policy that is sustained by the Insured under Eligible Contracts with buyers located in Canada (if Canada is listed in the Country Schedule), as a direct result of the occurrence of a Risk described in Subsection 2(1), 2(2) or 2(3) only. Such a loss is referred to as a “Domestic Loss”. The amount of any Domestic Loss will be determined pursuant to Section 19.

Loss

The term “Loss”, when used in this Policy, means either an Export Loss or a Domestic Loss, or both, as the context requires. A Loss is covered under this Policy only if it is an amount that was payable by the buyer which was not paid as a direct result of the occurrence of a covered Risk or which would have become payable under the Eligible Contract if the Risk had not occurred.

Risks	2.	The risks that are covered under this Policy (the “Risks”) are the following:

Insolvency		(1)	failure of the buyer to pay when the financial situation of the buyer has resulted in:

			(a)	proceedings being commenced under the bankruptcy or insolvency laws of the buyer’s country for the reorganization of the financial affairs of the buyer or the winding up of the buyer; or

			(b)	the conclusion of a composition arrangement which is legally binding on all the creditors of the buyer;

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Limit or Credit Approval, exclude a buyer, or change the provisions of the Country Schedule, including, without limitation, by removing a country from the Country Schedule. However, any such change, cancellation or withdrawal shall apply only to goods to be Shipped after receipt of the notice by the Insured (the date of such receipt to be determined in accordance with Section 35). Any Loss with respect to goods Shipped after receipt of the notice, other than goods Shipped in accordance with a change set out in any such notice, shall be conclusively deemed to be a Loss that was due to a cause avoidable by the Insured and therefore excluded from coverage pursuant to Section 8 of the Policy.

Changes – annually		(2)

The Insurers shall have the right to change the premium rates and any term or condition of the Policy as of any Anniversary Date, provided that the Insured is sent an initial notice, at least 60 days prior to the Anniversary Date, that changes may or will be made to the Policy, but the changes need not be specified as part of such initial notice. The Insured will be notified of the specific changes at a later date and the changes will become effective on the first Anniversary Date following the Insurers’ initial notice if the Insured notifies the Insurers that the changes are acceptable. If the Insured does not agree with the changes, the Policy will terminate 60 days after such Anniversary Date and during that 60 day period the existing rates and terms and conditions will continue to apply.

Application	5.

The statements made by the Insured in the Application are the basis upon which this Policy has been issued. If any such statements are untrue, incomplete or incorrect in any material respect, this Policy shall be void as of the Coverage Effective Date and the Insurers may retain any premium and fees that have been paid.

Documentation Risk	6.

Even though the Insurers may have received from the Insured, or provided comments on, any contract of sale, agreement or other documentation, the Insured remains responsible for ensuring the effectiveness of all documentation, including ensuring that an agreement creates a binding payment obligation by the relevant party.

Disputes	7.

If there is a dispute between the Insured and the buyer with regard to any matter which brings into question the amount owing (or whether there is any amount owing) by the buyer to the Insured (a “Dispute”), the Insurer shall have no liability with respect to the claim until the Dispute is finally settled, by negotiation or otherwise, and the Loss amount is clearly established.

EXCLUSIONS

	8.	The Insurers shall not be liable for the payment of a claim for Loss if:

Misrepresentation		(1)

the Insured has at any time made any misrepresentation to an Insurer or has failed to disclose to the Insurers any information that is material to the rights, liabilities or obligations of either Insurer under this Policy;

Changing Terms of Payment		(2)	the Insured has agreed with the buyer to change the payment terms under the Eligible Contract, unless:

			(a)	the Insurer has given its prior written approval;

			(b)	such agreement constitutes a composition arrangement that is legally binding on all creditors of the buyer; or

			(c)	the agreement was made in the circumstances described in Section 9;

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DUTIES OF THE INSURED

Notification of Other Contracts	10.

The Insured shall promptly notify the Insurers each time a shipment of goods is to be made by the Insured under a contract of sale (other than an Excluded Contract) that is on terms not provided for in the Country Schedule or with a buyer located in a country not listed in the Country Schedule, and on being so notified, the Insurers shall either:

		(1)

extend the insurance coverage to include the contract of sale as an Eligible Contract by adding the buyer’s country and/or the new payment terms to the Country Schedule, and advise the Insured of the terms of such coverage; or

		(2)	designate the contract of sale as an Excluded Contract.

	11.	On or before the 20th day of the month following the end of each Declaration Period, the Insured shall:

Declarations		(1)

complete and return to the Insurers the declaration worksheet provided by the Insurers, specifying by country (or, in the case of Canada, by province or territory) where the buyer is located, the Gross Invoice Value of all goods Shipped during that Declaration Period under contracts of sale other than Excluded Contracts, and if no such goods have been Shipped during that Declaration Period, the Insured shall submit a nil declaration; and

Payment of Premium		(2)

pay premium, computed on the Gross Invoice Value of all goods Shipped during that Declaration Period under contracts of sale other than Excluded Contracts, at the rates applicable on the date the goods were Shipped, as set out in the Country Schedule, and any applicable taxes.

Payment of Other Fees	12.

Upon receipt of a statement of account, the Insured shall promptly pay all fees owing for any services provided by the Insurers or obtained by the Insurers for the Insured for purposes of the coverage.

Overdues and Events that Could Cause a Loss	13.

The Insured shall immediately notify the Insurers of any event or circumstance of which the Insured is aware that could cause a Loss, including, without limitation, any deterioration in the financial condition of a buyer, and, on or before the 20th day of each calendar month, the Insured shall provide the Insurers with full particulars as to all amounts payable by buyers under Eligible Contracts that have been in default for more than 90 days.

Prevent and Minimize Loss	14.

The Insured shall use all reasonable and usual care, skill and forethought in respect of all matters affecting this Policy, and shall take all practicable measures, including any measures requested by the Insurers, to prevent the occurrence of any Loss or minimize the amount of any Loss that may occur or that has occurred. The obligation to prevent and minimize Loss applies both prior to and after the filing of a claim application and it includes, without limitation, the obligation to:

		(1)

monitor overdue accounts by following the procedures for the collection of overdue accounts that are set out in the Credit Management Schedule or, if no such procedures are set out in the Credit Management Schedule, by following the Insured’s own procedures;

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CURRENCY CONVERSIONS

Declarations and premiums	18.	(1)

All declarations of goods Shipped and all premium shall be expressed and paid in a Declaration Currency. For purposes of determining the amount to be declared and the premium to be paid when the Contract Currency is not a Declaration Currency, the Gross Invoice Value shall be converted to its equivalent value in a Declaration Currency, at the rate applicable at the Insured’s bank for buying Declaration Currency with Contract Currency on the last business day of the Declaration Period in which the goods were Shipped.

Claim payment		(2)

Claim payments shall be made in the Contract Currency if the Contract Currency is USD or CAD. If the Contract Currency is not USD or CAD, the claim payment shall be made in the Policy Currency and, to determine the amount of the claim payment, the Loss amount shall be converted to the Policy Currency at the lesser of the daily noon mid-market rate for such conversions applicable at EDC’s bank on:

			(a)	the last business day of the calendar month in which the goods were Shipped; and

			(b)	the date on which the Insured became entitled to receive a claim payment, as set out in Section 21.

Insurers’ Liability		(3)

For purposes of calculating each Insurer’s remaining exposure under any maximum liability amounts under the Policy, any claim payment made in a currency other than the Policy Currency shall be converted to the Policy Currency at the daily noon mid-market rate for such conversions applicable at EDC’s bank on the last business day of the calendar month prior to the date of the claim payment.

LOSSES

Computation of Loss	19.

The amount of a Loss that is covered by the Policy will be computed in the Contract Currency, and is the Gross Invoice Value of the goods Shipped together with any additional Insurance, freight or other handling costs (exclusive of demurrage) that were incurred as a result of any interruption or diversion of delivery due to the occurrence of the Risk which resulted in the Loss, less:

		(1)	any amount which the Insured agrees the buyer is entitled to take into account by way of payment, credit, set-off or counterclaim;

		(2)

all amounts received, recovered or realized by or on behalf of the Insured on account of amounts payable by the buyer to the Insured in respect of such goods, including any amount realized through sale or disposal of the goods; and

		(3)	all costs that would normally have been incurred by the Insured in respect of such goods but which have not been incurred as a result of the occurrence of the Risk.

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Insurer will pay interest on the amount payable by the Insurer at the rate per annum quoted by EDC’s bank as its prime rate for the currency of the claim payment, as of the day following the date the claim should have been paid, and such interest shall be calculated annually in arrears from, but excluding, 30 days after the later of: (i) the date the Insured is entitled to receive a claim payment, (ii) the date when the Insurer received the claim application, and (iii) the date when the insurer received any requested additional information, to, and including, the date the claim is paid to the Insured and such interest is payable on the date the claim is paid.

Claim payment return	25.	If an Insurer has paid a claim to the insured and:

		(1)

the insurer becomes aware of information that would have entitled the Insurer not to pay the claim, including, without limitation, the fact that any of the exclusions of the insurer’s liability set out in Section 8 or elsewhere in the Policy applied to the claim, or

		(2)

the Insured fails to comply with its obligations under the Policy following a claim payment, the Insured shall, forthwith upon the Insurer’s demand, repay the claim amount to the Insurer, with interest thereon at the rate per annum quoted by EDC’s bank as its prime rate for the currency of the claim payment, as of the date the claim was paid, and such interest shall be calculated annually in arrears from, but excluding, the date the claim was paid, to, and including, the date the claim is repaid to the Insurer and such interest is payable on the date the claim is repaid.

Reservation of Rights	26.

The Insurers hereby expressly reserve all rights under the Policy. No action or failure to act by or on behalf of an insurer in connection with investigating a claim or seeking to prevent or minimize a Loss, including, without limitation, the undertaking of investigations, discussions or negotiations with a buyer or any third parties, shall constitute a waiver by the insurer of any of its rights under the Policy or prevent or estop the insurer from thereafter exercising any of its rights under the Policy including, without limitation, its right to deny liability or terminate the Policy.

RECOVERIES

Subrogation	27.	(1)

Subject to Subsection 27(2), upon the payment of a claim, the Insurer is subrogated to all the Insured’s rights against any person responsible for the Loss up to the amount of the claim payment. The Insurer is entitled to take legal action against any person in order to exercise those subrogated rights.

		(2)

The Insurer waives all rights of subrogation if the claim payment was made to a third party pursuant to the provisions of a Tripartite Agreement or a Direction to Pay in circumstances in which the claim payment would not have been made directly to the Insured as a result of the application of Subsection 8(7).

Rights and Obligations of the Insured	28.	(1)

Where an Insurer pays a claim, the Insured may exercise its rights for the balance of its claim against the buyer for which the Insured has not been indemnified by the Insurer, in preference to the Insurer.

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Insurers’ Access to Information	33.

The Insured shall provide the Insurers with all information relating to any matter under this Policy that is in the possession of the Insured or an Affiliate. The Insurers may, at any time, examine and make copies of all letters, communications, accounts or other documents that relate to the Policy, that are in the possession or control of the Insured or an Affiliate. The Insured shall take all reasonable steps to allow the Insurers to obtain any information or to review any document that relates to the Policy and that is in the possession of any other person.

Contract of Insurance	34.

These General Terms and Conditions and all endorsements hereto, the Coverage Certificate, the Credit Management Schedule, the Country Schedule, the Credit Approvals (all such documents collectively constituting the “Policy”), and the Application on which the Policy is based, constitute the entire contract of insurance between the Insurers and the Insured. Except as expressly provided for in the Policy, any statements, undertakings or agreements between the parties other than what is contained in this Policy, the Application, or a written agreement entered into between the Insurers and the Insured after the issuance and acceptance of the Policy, shall not form part of, or be deemed to be part of, this contract of insurance.

Notice	35.

Every notice, demand, request, consent, approval, waiver or agreement to be given or made hereunder shall be in writing and shall be delivered to the other party by hand, sent by mail, or transmitted by fax or e-mail, and shall be deemed to have been given and received, if delivered by hand, upon delivery, if sent by mail, the earlier of actual receipt and seven days after posting, and if transmitted by fax or e-mail, the date of transmission, in each case excluding Saturday, Sunday and any national or statutory holiday when the offices of the receiving party are closed for business. The mailing address, fax number and e-mail address of the Insurers and the Insured for purposes of the Policy are those specified in the Coverage Certificate or such other addresses or fax numbers as to which the Insurers or the Insured may from time to time notify the other.

Observance of Policy Conditions	36.

The due performance of the Insured’s duties and obligations under the Policy, at the time stipulated for such performance, shall be a condition precedent to any liability of the Insurers for the payment of a claim. No failure on the part of an Insurer to exercise and no delay in exercising any right under this Policy shall operate as a waiver thereof. Any waiver by an Insurer of the strict compliance by the Insured with its duties and obligations under the Policy shall not be deemed to be a waiver of any subsequent failure by the Insured to comply with such duties and obligations.

Termination	37.	(1)	Each party shall have the right to terminate this Policy upon giving the other party 60 days’ prior written notice to that effect.

		(2)

An Insurer shall have the right to terminate this Policy on 15 days’ notice to the Insured if the Insured defaults in the due performance of its duties or obligations under the Policy, unless such default is cured or remedied by the Insured within such 15 day notice period.

		(3)

An Insurer shall have the right to terminate this Policy immediately on notice to the Insured if the Insured, an agent of the Insured, an Affiliate or an agent of an Affiliate has engaged in or knowingly been party to any action, in relation to any contract of sale insured under the Policy, that is prohibited by Canada’s Corruption of Foreign Public Officials Act or by the criminal laws dealing with the bribery of public officials that are applicable in a country in which any such agent or Affiliate is located.

30-028-Globex-Quebec (0705)

(3)	“Contract Currency” means the currency in which the Gross Invoice Value of the goods is contractually required to be paid by the buyer;

(4)

“Coverage Certificate” means the document issued by the Insurers that sets out the specific terms of the insurance coverage applicable to the Insured and stipulates any conditions of coverage which may amend or add to those established by these General Terms and Conditions;

(5)

“Credit Approval” means a notice given by the Insurers to the Insured stating the amount of the Credit Limit for a buyer or group of buyers and stipulating any specific conditions or changes to the insurance coverage applicable to goods Shipped to that buyer or group of buyers;

(6)	“Credit Limit” means the maximum amount of Loss that the Insured may sustain in respect of any individual buyer and still obtain the maximum Insurance Percentage under the Policy;

(7)	“Due Date” means the date on which payment under an Eligible Contract is due;

(8)	“Eligible Contract” means a contract of sale that is not an Excluded Contract and that:

	(a)	complies with any special conditions set out in the Country Schedule for the country in which the buyer is located;

(b)

provides that all amounts payable by the buyer to the Insured shall be paid on terms which are within the maximum terms of payment set out in the Country Schedule for the country in which the buyer is located; and

	(c)	complies with the provisions of any Credit Approval issued for the buyer;

(9)	“Excluded Contract” means a contract of sale:

	(a)	with a federal, provincial, state, territorial, municipal or other government buyer, unless otherwise approved by the Insurers in writing;

	(b)	to be entirely paid by an irrevocable letter of credit or secured by an irrevocable standby letter of credit, which was in the possession of the Insured at the time the goods were Shipped;

	(c)	to be entirely paid to the Insured by a Canadian or US buyer with cash before the goods are delivered (‘cash’ means hard currency, or money order, bank draft, credit card or certified cheque);

	(d)	that the Insured is prohibited by law from performing; or

	(e)	which the Insurers have advised the Insured in writing is not insured under this Policy;

(10)

“Gross Invoice Value” means the invoice value of goods and any insurance, freight or other handling costs that were incurred by the Insured on behalf of the buyer at the time the goods were Shipped, and excluding:

	(a)	any tax payable by the Insured to a taxing authority that would be reimbursed by the taxation authority if not paid by the buyer;

	(b)	any amount to be paid by an irrevocable letter of credit or secured by an irrevocable standby letter of credit, which was in the possession of the Insured at the time the goods were Shipped;

30-028-Globex-Quebec (0705)

May 9th, 2006

Madeleine Féquière

Director of Credit

Abitibi-Consolidated Inc.

1155 Metcalfe, Ste 800

Montreal, PQ, H3B 5H2

Dear Ms. Féquière:

Re: Policy No. GG 1 22818

Further to your recent request, enclosed is a new Country Schedule reflecting the addition of the following countries:

COUNTRIES	PAYMENT TERMS
People’s Republic of China	ILC Sight – 30 days
Republic of Korea	ILC Sight – 30 days

Also, please find enclosed is the following endorsements: Additional Canadian Insured (Bois d’ingénierie Abitibi-LP II Inc. and Abitibi-Consolidated Company of Canada), and Sales by Foreign Affiliate-Goods Mfg in Canada or Offshore (Abitibi-Consolidated Corporation), which form part of your Policy effective September Ist, 2004.

Should you have any questions, please do not hesitate to contact me.

Yours truly,

Nathalie Drouin

Senior Underwriter

Forestry

Telephone: 1-866-996-9974

Fax: 613-597-8830

ndrouin@edc.ca

C.C.:    Daniel Galvao, Marsh Canada Limited

151 O’Connor, Ottawa, ON Canada K1A 1K3 613—598—2500 Fax 613—237—2690 www.edc.ca

COUNTRY SCHEDULE

	Insured:	Abitibi-Consolidated Inc.

	Policy Number:	GG 1 22818

	Issued:	May 9th, 2006

	Effective:	May 1st, 2006

	Reference Number:	5

This Schedule lists the countries and the maximum payments terms in respect of which insurance coverage is provided and sets out the premium rates applicable to sales made by the Insured to buyers located in such countries and payable on such maximum payment terms. This Schedule forms part of the Policy and, as of its effective date, it replaces any previous Country Schedule.

Countries	Maximum Payment Terms	Note	Rate %
Arab Republic of Egypt	ILC 91-180 days

Argentina	Up to 180 days Cash Against Documents/Documents on Payment of a Sight Draft

Aruba	Cash Against Documents/Documents on Payment of a Sight Draft

Australia	Up to 90 days

Austria	Up to 90 days ILC- Sight 30 days

Barbados	Up to 90 days

Belgium	Up to 90 days

Bermuda	Up to 90 days

Brazil	Up to 180 days ILC 91-180 days Cash Against Documents/Documents on Payment of a Sight Draft

Canada Domestic	Up to 90 days

Canada Export	Up to 180 days

Chile	Up to 180 days

Colombia	Up to 180 days

Costa Rica	Up to 180 days

Dominican Republic	Up to 180 days

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

Ecuador	Up to 180 days Cash Against Documents/Documents on Payment of a Sight Draft ILC 91-180 days
EL Salvador	Up to 180 days
France	Up to 180 days
Germany	Up to 90 days
Greece	Up to 180 days
Guadeloupe	Up to 180 days
Guatemala	Up to 120 days
Honduras	Up to 180 days
Hong Kong	Up to 90 days
Hungary	Up to 90 days
Iceland	Up to 90 days
India	Up to 90 days
Ireland	Up to 90 days
Israel	Up to 90 days
Italy	Up to 180 days
Jamaica	Up to 90 days
Kuwait	Up to 90 days
Luxembourg	Up to 90 days
Macedonia	Up to 90 days
Malta	Up to 90 days
Martinique	Up to 180 days
Mexico	Up to 180 days
Morocco	Up to 90 days
Netherlands	Up to 90 days
Netherlands Antilles	Up to 90 days
Nicaragua	Up to 180 days
Norway	Up to 90 days
Panama	Up to 180 days
Paraguay	Up to 180 days
People’s Republic of China	Up to 90 days ILC Sight - 30 days
Peru	Up to 180 days
Portugal	Up to 90 days
Puerto Rico	Up to 90 days
Republic of Korea	ILC Sight - 30 days
Saudi Arabia	Up to 90 days
Singapore	Up to 180 days
Slovak Republic	Up to 90 days

Slovenia	Up to 90 days
Spain	Up to 90 days
Sweden	Up to 180 days
Switzerland	Up to 180 days ILC 31-90 days
Trinidad and Tobago	Up to 90 days
Turkey	Up to 180 days
Ukraine	Up to 90 days
United Kingdom	Up to 90 days
United States of America	Up to 180 days
Uruguay	Up to 180 days
Venezuela see RESTRICTION NOTE*	Up to 180 days	1
Virgin Island (BR)	Up to 180 days

*	RESTRICTION NOTE: There are further restrictions that apply to this market, please see the Credit Management Schedule.
**

Note 1 While the Discretionary Credit Limit (DCL) will now apply to Venezuela, please note that coverage is conditional upon your having obtained confirmation that the buyer has been granted authorization from Venezuela’s foreign exchange administration commission (CADIVI) to acquire foreign currency for the subject shipment(s) and accordingly, the corresponding registration number (AAD number) for that shipment. A further condition is that it will apply only to existing buyers who have been able to obtain funds through the CADIVI process during the 12 months prior to September 1st, 2004. Any new buyers, or existing buyers with no track record of having accessed funds through CADIVI, would need to be approved by EDC.

EXPORT DEVELOPMENT CANADA,
for the Insurers

Issued: May 9th, 2006

Effective Date: September 1st, 2004

Insured: Abitibi-Consolidated Inc.

Policy Number: GG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

ADDITIONAL CANADIAN INSURED

This Endorsement forms part of the Policy.

Coverage is provided in accordance with the provisions of the Policy to the Related Canadian Company identified below (referred to in this Endorsement as the Additional Insured) against losses that it sustains.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

“1.

The conditions and limitations of cover that apply to the Insured shall also apply to the Additional Insured. The Insurers shall not be liable for the payment of any claim for Loss sustained by the Insured or any Additional Insured referred to in this Endorsement or in any Additional Canadian Insured Endorsement issued under the Policy (the “Additional Insureds”), unless all the sales contracts of the Insured and the Additional Insureds are declared in accordance with the terms of the Policy.

2.

The undersigned Additional Insured hereby appoints the Insured as its true and lawful attorney to deal with the Insurers on its behalf in all matters relating to this Policy and any claim for Loss hereunder, including to receive from the Insurers any claim payment to be made to the Additional Insured, and the Insured hereby accepts such appointment.

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

3.

When submitting a claim application, the Insured must provide the Insurer with a signed copy of a declaration form provided by the Insurer in which the Additional Insured has made the declaration required by the Insurer to the effect that the Additional Insured has not engaged in activities prohibited by criminal laws dealing with corruption or the bribery of public officials.

4.	All communications with the Insurers with respect to such coverage shall be with the Insured, not the Additional Insured.”

Related Canadian Companies

Bois d’ingenierie Abitibi-LP II Inc

Larouche, PQ

EXPORT DEVELOPMENT CANADA,
for the Insurers

Abitibi-Consolidated Inc.

Bois d’ingenierie Abitibi-LP II Inc

Issued: May 9th, 2006

Effective Date: September 1st, 2004

Insured: Abitibi-Consolidated Inc.

Policy Number: GG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

ADDITIONAL CANADIAN INSURED

This Endorsement forms part of the Policy.

Coverage is provided in accordance with the provisions of the PoIicy to the Related Canadian Company identified below (referred to in this Endorsement as the Additional Insured) against losses that it sustains.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

“1.

The conditions and limitations of cover that apply to the Insured shall also apply to the Additional Insured. The Insurers shall not be liable for the payment of any claim for Loss sustained by the Insured or any Additional Insured referred to in this Endorsement or in any Additional Canadian Insured Endorsement issued under the Policy (the “Additional Insureds”), unless all the sales contracts of the Insured and the Additional Insureds are declared in accordance with the terms of the Policy.

2.

The undersigned Additional Insured hereby appoints the Insured as its true and lawful attorney to deal with the Insurers on its behalf in all matters relating to this Policy and any claim for Loss hereunder, including to receive from the Insurers any claim payment to be made to the Additional Insured, and the Insured hereby accepts such appointment.

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

3.

When submitting a claim application, the Insured must provide the Insurer with a signed copy of a declaration form provided by the Insurer in which the Additional Insured has made the declaration required by the Insurer to the effect that the Additional Insured has not engaged in activities prohibited by criminal laws dealing with corruption or the bribery of public officials.

4.	All communications with the Insurers with respect to such coverage shall be with the Insured, not the Additional Insured.”

Related Canadian Companies

Abitibi-Consolidated Company of Canada

1155 Metcalfe St Ste 800

Montreal, PQ

EXPORT DEVELOPMENT CANADA,
for the Insurers

Abitibi-Consolidated Inc.

Abitibi-Consolidated Company of Canada

Issued: May 9th, 2006

Effective Date: September 1st, 2004

Insured: Abitibi-Consolidated Inc.

Policy Number: GG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

SALES BY FOREIGN AFFILIATE -

GOODS MANUFACTURED IN CANADA OR OFFSHORE

This Endorsement forms part of the Policy.

Coverage is provided to the Insured in respect of the Insured’s interest in the sales made by its wholly-owned Foreign Subsidiary, as defined below.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

1.

The Insured’s insurance coverage and the conditions and limitations of such cover that apply in respect of the sales made by the Insured shall also apply in respect of the sales made by the Foreign Subsidiary as though, for purposes of the Policy, the Foreign Subsidiary were the Insured. The Insured shall make declarations and pay premium in respect of the sales of the Foreign Subsidiary on the basis set out in the Policy. All communications with the Insurers with respect to such coverage must be by the Insured, not the Foreign Subsidiary. For greater certainty, the Foreign Subsidiary is not insured under the Policy and has no rights under the Policy.

2.

In the event of a claim, the Insured shall cause the Foreign Subsidiary to take all steps necessary or expedient to recover the amount of the Loss, including, without limitation, at the request of the Insurer: (i) to institute legal proceedings against any person to recover any amounts owed to the Foreign Subsidiary in respect of the Loss, or (ii) to transfer and assign to the Insured the Foreign Subsidiary’s rights under its contract of sale, thus permitting the Insured to take, if requested by the Insurer, all steps necessary or expedient to recover the

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

amount of the Loss, including:

a)	to institute legal proceedings against any person to recover any amounts owed in respect of such Loss;

b)

to provide the Insurer with any authorizations and documentation necessary to permit the Insurer to give instructions on behalf of the Insured, or to institute legal proceedings in the name of the Insured in respect of the exercise of any legal rights or remedies available to the Insured with respect to the recovery of the Loss, including, without limitation, the granting of a power of attorney in favour of the Insurer; and

c)

to transfer and assign to the Insurer all right, title and interest (or any part thereof) in all amounts owed in respect of such Loss, or any security in respect thereof, without giving notice of any such assignment except as may be directed in writing by the Insurer.

The Insurer shall not be liable for the payment of a claim for a Loss in respect of such contract of sale if the Insured fails to cause the Foreign Subsidiary to take the steps requested by the Insurer, as set out above.

If an Insurer has paid a claim and the Insured subsequently fails to cause the Foreign Subsidiary to take all steps necessary or expedient to recover the amount of the Loss, or fails to take the steps requested by the Insurer to be taken by the Insured to effect recovery, as set out above or if the Insured fails to take, at the Insurer’s request, the steps described above, the Insured shall forthwith upon the Insurer’s demand repay the claim payment to the Insurer.

If the Foreign Subsidiary or the Insured, or any third party on behalf of either of them, recovers any amount in respect of the Loss, the Insured shall pay to the Insurer an amount equivalent to that proportion of such recovered amount which is equal to the proportion of the Loss that was paid by the Insurer.

3.	Coverage of the sales of the Foreign Subsidiary is provided on condition that the Foreign Subsidiary is at all times a wholly owned subsidiary of the Insured.

The Insured shall advise the Insurers if, after the date of issuance of this Endorsement, there is any change to the information provided to the Insurers by the Insured relating to coverage of the sales of the Foreign Subsidiary such as a change in the ownership or location of the Foreign Subsidiary, or a material decrease in the percentage of goods sold by the Foreign Subsidiary which are manufactured in Canada by the Insured.

4.	Contracts for the sale of goods to a Canadian buyer which provide for the goods to be placed in transit from a location outside Canada for delivery in Canada shall be Excluded Contracts.

5.	The definition of Shipped is deleted in its entirety and replaced with the following:

““Shipped” means that goods being sold by the Foreign Subsidiary to a buyer have been placed in transit for delivery to a destination specified by the buyer.”

6.	“Foreign Subsidiary” means the Insured’s wholly-owned subsidiary listed below:

Foreign Subsidiary

Abitibi-Consolidated Corporation

340 N Sam Houston Parkway E Ste 105

Houston, TX

United States of America

77060

EXPORT DEVELOPMENT CANADA,
for the Insurers

Abitibi-Consolidated Inc.

COVERAGE CERTIFICATE

Accounts Receivable Policy

(Shipments)

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

Issued: May 24th, 2006

Effective September 1st, 2006

Reference Number: 1

This Policy is issued in Ottawa, Ontario by Export Development Canada (“EDC”) and by Compagnie Française d’Assurance pour le commerce Extérieur – Canada Branch (Coface) (together referred to as the “Insurers”), to Abitibi-Consolidated Inc. (the “Insured”). This Certificate forms part of the Policy and, as of its effective date, it replaces any previous Coverage Certificate.

SPECIFIC TERMS OF COVERAGE PROVIDED UNDER THE POLICY ARE SET BELOW

Coverage Effective Date:	September 1st, 2006

Policy Period:	September 1st to August 31st of each year.

If the Policy is terminated on a date other than August 31st the last Policy Period will end on such termination date.

Anniversary Date:	September 1st of each year

Acceptance Fee:	CAD 0

Policy Currency:	USD

EDC’s Maximum Liability Amount:	USD 160,000,000

Coface Maximum Liability Amount:	USD 32,000,000

Declaration Period:	N/A

Declaration Curreny:	N/A

Insurance Percentage:	90% (subject to section 16 of the Policy General Terms and Conditions)

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

ADDRESS FOR NOTICES

to the Insurance at:		to the Insurers at:

Abitibi-Consolidated Inc.		Export Development Canada
800 - 1155 Metcalfe		151 O’Connor Street
Montreal, PQ, Canada		Ottawa, Ontario, Canada
H3B 5H2		K1A 1K3

Attention:	Ms. Madeleine Féquière	Attention:	Marlène Bouchard

Tel. Number:	514-394-3638	Tel. Number:	1-888-332-4089
Fax Number:	514-394-2267	Fax Number:	613-597-8830

e-mail address:	madeleine_fequiere@abitibiconsolidated.com	e-mail address:	mbouchard@edc.ca

EXPORT DEVELOPMENT CANADA,
For the Insurers

COUNTRY SCHEDULE

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

Issued: May 24th, 2006

Effective: September 1st, 2006

Reference Number: 1

This Schedule lists the countries and the maximum payments terms in respect of which insurance coverage is provided and sets out the premium rates applicable to sales made by the Insured to buyers located in such countries and payable on such maximum payment terms. This Schedule forms part of the Policy and, as of its effective date, it replaces any previous Country Schedule.

Countries	Maximum Payment Terms	Note	Rate %
Arab Republic of Egypt	ILC 91-180 days
Argentina	Up to 180 days Cash Against Documents/Documents on Payment of a Sight Draft
Aruba	Cash Against Documents/Documents on Payment of a Sight Draft
Australia	Up to 90 days
Austria	ILC - Sight 30 days Up to 90 days
Barbados	Up to 90 days
Belgium	Up to 90 days
Bermuda	Up to 90 days
Brazil	Up to 180 days ILC 91-180 days Cash Against Documents/Documents on Payment of a Sight Draft
Canada Domestic	Up to 90 days
Canada Export	Up to 180 days
Chile	Up to 180 days
Colombia	Up to 180 days
Costa Rica	Up to 180 days
Dominican Republic	Up to 180 days

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

Ecuador	Up to 180 days Cash Against Documents/Documents on Payment of a Sight Draft ILC 91-180 days
EI Salvador	Up to 180 days
France	Up to 180 days
Germany	Up to 90 days
Greece	Up to 180 days
Guadeloupe	Up to 180 days
Guatemala	Up to 120 days
Honduras	Up to 180 days
Hong Kong	Up to 90 days
Hungary	Up to 90 days
Iceland	Up to 90 days
India	Up to 90 days
Ireland	Up to 90 days
Israel	Up to 90 days
Italy	Up to 180 days
Jamaica	Up to 90 days
Kuwait	Up to 90 days
Luxembourg	Up to 90 days
Macedonia	Up to 90 days
Malta	Up to 90 days
Martinique	Up to 180 days
Mexico	Up to 180 days
Morocco	Up to 90 days
Netherlands	Up to 90 days
Netherlands Antilles	Up to 90 days
Nicaragua	Up to 180 days
Norway	Up to 90 days
Panama	Up to 180 days
Paraguay	Up to 180 days
People’s Republic of China	Up to 90 days ILC Sight - 30 days
Peru	Up to 180 days
Portugal	Up to 90 days
Puerto Rico	Up to 90 days
Republic of Korea	ILC Sight - 30 days
Saudi Arabia	Up to 90 days
Singapore	Up to 180 days
Slovak Republic	Up to 90 days
Slovenia	Up to 90 days

Spain	Up to 90 days
Sweden	Up to 180 days
Switzerland	Up to 180 days ILC 31-90 days
Trinidad and Tobago	Up to 90 days
Turkey	Up to 180 days
Ukraine	Up to 90 days
United Kingdom	Up to 90 days
United States of America	Up to 180 days
Uruguay	Up to 180 days
Venezuela see RESTRICTON NOTE *	Up to 180 days	1
Virgin Island (BR)	Up to 180 days

*	RESTRICTION NOTE: There are further restrictions that apply to the market, please see the Credit Management Schedule.
**

Note 1 While the Discretionary Credit Limit (DCL) will now apply to Venezuela, please note that coverage is conditional upon your having obtained confirmation that the buyer has been granted authorization from Venezuela’s foreign exchange administration commission (CADIVI) to acquire foreign currency for the subject shipment(s) and accordingly, the corresponding registration number (AAD number) for that shipment. A further condition is that it will apply only to existing buyers who have been able to obtain funds through the CADIVI process during 12 months prior to September 1st, 2004. Any new buyers, or existing buyers with no track record of having accessed funds through CADIVI, would need to be approved by EDC.

EXPORT DEVELOPMENT CANADA,
for the Insurers

CREDIT MANAGEMENT SCHEDULE

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

Issued: May 24th, 2006

Effective: September 1st, 2006

Reference Number: 1

This Schedule sets out the procedures that the Insured must follow to establish Credit Limits for buyers, and describes the insured’s obligation as to how to follow up on overdue accounts. This Schedule forms part of the Policy and, as of its effective date, it replaces any previous Credit Management Schedule.

KEY DEFINITIONS

Credit Limit	means the maximum amount of Loss that the Insured may sustain in respect of any individual buyer and still obtain the maximum Insurance Percentage under the Policy.

Credit Approval

means a notice given by the Insurers to the Insured stating the amount of the Credit Limit for a buyer or group of buyers and stipulating any specific conditions or changes to the insurance coverage applicable to sales to that buyer or group of buyers.

Discretionary Credit Limit

means the maximum Credit Limit that the Insured may establish, without contacting the Insurers, by using one of the methods for establishing such a Credit Limit set out in this Credit Management Schedule.

OBLIGATIONS OF THE INSURED

•

The Insured must establish and maintain a Credit Limit for all buyers by using one of the methods set out in Section 1 below or by requesting a Credit Approval from the Insurers (See Section 2, below).

•	The Credit Limit should be equal to or greater than the amount owed by the buyer to the Insured.

•	The Insured must take appropriate action to follow up on overdue accounts, including those set out in Section 3, below.

Section 1        DISCRETIONARY CREDIT LIMITS

Depending on the size of the Credit Limit required, there are various methods that the insured can use to establish a Credit Limit for a buyer without contacting the Insures. The Insured may use only one method for each buyer.

However, the Discretionary Credit Limits for the buyers located in some countries are limited to the amount indicated in the adjacent table no matter what amount is obtained by using the methods set out below.

COUNTRIES FOR WHICH THE DISCRETIONARY CREDIT LIMIT IS RESTRICTED

Country	Maximum Credit Limit
Venezuela	See Note 1 in the Country Schedule

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

THE METHODS FOR ESTABLISHING A CREDIT LIMIT ARE AS FOLLOWS:

Method 1

The Insured’s own experience – Up to 125% of the highest amount of credit that the Insured has extended to the buyer on similar terms that was promptly paid during the twelve month period before the date coverage for the transaction with the buyer begins.

	Maximum Credit Limit using Method 1:	USD 500,000

Method 2

Written Credit Information – Favourable written information provided by a recognized credit information agency or a bank which supports the extension of credit for the amount of the sale. The information cannot be dated more than twelve months before the date coverage for the transaction with the buyer begins.

	Maximum Credit Limit using Method 2	USD 500,000

Method 3

Financial Statements & Written Credit information – favourable Financial Statements in combination with favourable written credit information of the buyer which support the extension of credit for the amount of the sale. The fiscal year end of the statements cannot be more than eighteen months before the date coverage for the transaction with the buyer begins. The written credit information cannot be dated more than twelve months before the date coverage for the transaction with the buyer begins.

	Maximum Credit Limit using Method 3:	USD 1,000,000

Section 2	CREDIT APPROVALS

When the Insured requires a Credit Limit higher than can be established by using the methods provided in Section 1, the Insured must contact the Insurers to obtain a Credit Approval.

Section 3	OVERDUE ACCOUNTS

The longer an account remains overdue, the greater the likelihood of a loss. One of your responsibilities under the Policy is to attempt to collect overdue accounts.

EXPORT DEVELOPMENT CANADA
For the Insurers

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

ADDITIONAL CANADIAN INSURED

This Endorsement forms part of the Policy.

Coverage is provided in accordance with the provisions of the Policy to the Related Canadian Company identified below (referred to in this Endorsement as the Additional Insured) against losses that it sustains.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

“1.

The conditions and limitations of cover that apply to the Insured shall also apply to the Additional Insured. The Insurers shall not be liable for the payment of any claim for Loss sustained by the Insured or any Additional Insured referred to in this Endorsement or in any Additional Canadian Insured Endorsement issued under the Policy (the “Additional Insureds”), unless all the sales contracts of the Insured and the Additional Insureds are declared in accordance with the terms of the Policy.

2.

The undersigned Additional Insured hereby appoints the Insured as its true and lawful attorney to deal with the Insurers on its behalf in all matters relating to this Policy and any claim for Loss hereunder, including to receive from the Insurers any claim payment to be made to the Additional Insured, and the Insured hereby accepts such appointment.

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

3.

When submitting a claim application, the Insured must provide the Insurer with a signed copy of a declaration form provided by the Insurer in which the Additional Insured has made the declaration required by the Insurer to the effect that the Additional Insured has not engaged in activities prohibited by criminal laws dealing with corruption or the bribery of public officials.

4.	All communications with the Insurers with respect to such coverage shall be with the Insured, not the Additional Insured.”

Related Canadian Companies

Produits Forestiers La Tuque Inc.

240 Site Vallières

C.P. 426

La Tuque, PQ

G9X 3P3

EXPORT DEVELOPMENT CANADA, for the Insurers

Abitibi-Consolidated Inc.

Produits Forestiers La Tuque Inc.

Issued: May 24th, 2006 Effective Date: September 1st, 2006 Insured: Abitibi-Consolidated Inc. Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

ADDITIONAL CANADIAN INSURED

This Endorsement forms part of the Policy.

Coverage is provided in accordance with the provisions of the Policy to the Related Canadian Company identified below (referred to in this Endorsement as the Additional Insured) against losses that it sustains.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

“1.

The conditions and limitations of cover that apply to the Insured shall also apply to the Additional Insured. The Insurers shall not be liable for the payment of any claim for Loss sustained by the Insured or any Additional Insured referred to in this Endorsement or in any Additional Canadian Insured Endorsement issued under the Policy (the “Additional lnsureds”), unless all the sales contracts of the Insured and the Additional Insureds are declared in accordance with the terms of the Policy.

2.

The undersigned Additional Insured hereby appoints the Insured as its true and lawful attorney to deal with the Insurers on its behalf in all matters relating to this Policy and any claim for Loss hereunder, including to receive from the Insurers any claim payment to be made to the Additional Insured, and the Insured hereby accepts such appointment.

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

3.

When submitting a claim application, the Insured must provide the Insurer with a signed copy of a declaration form provided by the Insurer in which the Additional Insured has made the declaration required by the Insurer to the effect that the Additional Insured has not engaged in activities prohibited by criminal laws dealing with corruption or the bribery of public officials.

4.	All communications with the Insurers with respect to such coverage shall be with the Insured, not the Additional Insured.”

Related Canadian Companies

Produits Forestiers Saguenay Inc.

4910, boulevard Talbot

Laterriere, PQ

G7N 1A3

EXPORT DEVELOPMENT CANADA, for the Insurers

Abitibi-Consolidated Inc.

Produits Forestiers Saguenay Inc.

Issued: May 24th, 2006 Effective Date: September 1st, 2006 Insured: Abitibi-Consolidated Inc. Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

ADDITIONAL CANADIAN INSURED

This Endorsement forms part of the Policy.

Coverage is provided in accordance with the provisions of the Policy to the Related Canadian Company identified below (referred to in this Endorsement as the Additional Insured) against losses that it sustains.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

“1.

The conditions and limitations of cover that apply to the Insured shall also apply to the Additional Insured. The Insurers shall not be liable for the payment of any claim for Loss sustained by the Insured or any Additional Insured referred to in this Endorsement or in any Additional Canadian Insured Endorsement issued under the Policy (the “Additional Insureds”), unless all the sales contracts of the Insured and the Additional Insureds are declared in accordance with the terms of the Policy.

2.

The undersigned Additional Insured hereby appoints the Insured as its true and lawful attorney to deal with the Insurers on its behalf in all matters relating to this Policy and any claim for Loss hereunder, including to receive from the Insurers any claim payment to be made to the Additional Insured, and the Insured hereby accepts such appointment.

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

3.

When submitting a claim application, the Insured must provide the Insurer with a signed copy of a declaration form provided by the Insurer in which the Additional Insured has made the declaration required by the Insurer to the effect that the Additional Insured has not engaged in activities prohibited by criminal laws dealing with corruption or the bribery of public officials.

4.	All communications with the Insurers with respect to such coverage shall be with the Insured, not the Additional Insured.”

Related Canadian Companies

Produits Forestiers Petit Paris Inc.

75 Chemin Chute des Passes

Saint-Ludger-de-Milot, PQ

G0W 2B0

EXPORT DEVELOPMENT CANADA, for the Insurers

Abitibi-Consolidated Inc.

Produits Forestiers Petit Paris Inc.

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

ADDITIONAL CANADIAN INSURED

This Endorsement forms part of the Policy.

Coverage is provided in accordance with the provisions of the Policy to the Related Canadian Company identified below (referred to in this Endorsement as the Additional Insured) against losses that it sustains.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

“1.

The conditions and limitations of cover that apply to the Insured shall also apply to the Additional Insured. The Insurers shall not be liable for the payment of any claim for Loss sustained by the Insured or any Additional Insured referred to in this Endorsement or in any Additional Canadian Insured Endorsement issued under the Policy (the “Additional Insureds”), unless all the sales contracts of the Insured and the Additional Insureds are declared in accordance with the terms of the Policy.

2.

The undersigned Additional Insured hereby appoints the Insured as its true and lawful attorney to deal with the Insurers on its behalf in all matters relating to this Policy and any claim for Loss hereunder, including to receive from the Insurers any claim payment to be made to the Additional Insured, and the Insured hereby accepts such appointment.

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

3.

When submitting a claim application, the Insured must provide the Insurer with a signed copy of a declaration form provided by the Insurer in which the Additional Insured has made the declaration required by the Insurer to the effect that the Additional Insured has not engaged in activities prohibited by criminal laws dealing with corruption or the bribery of public officials.

4.	All communications with the Insurers with respect to such coverage shall be with the Insured, not the Additional Insured.”

Related Canadian Companies

Bois d’Ingénierie Abitibi-LP Inc.

900 ch du Lac Hippolyte

Larouche, PQ

G0W 1Z0

EXPORT DEVELOPMENT CANADA, for the Insurers

Abitibi-Consolidated Inc.

Bois d’Ingénierie Abitibi-LP Inc.

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

ADDITIONAL CANADIAN INSURED

This Endorsement forms part of the Policy.

Coverage is provided in accordance with the provisions of the Policy to the Related Canadian Company identified below (referred to in this Endorsement as the Additional Insured) against losses that it sustains.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

“1.

The conditions and limitations of cover that apply to the Insured shall also apply to the Additional Insured. The Insurers shall not be liable for the payment of any claim for Loss sustained by the Insured or any Additional Insured referred to in this Endorsement or in any Additional Canadian Insured Endorsement issued under the Policy (the “Additional Insureds”), unless all the sales contracts of the Insured and the Additional Insureds are declared in accordance with the terms of the Policy.

2.

The undersigned Additional Insured hereby appoints the Insured as its true and lawful attorney to deal with the Insurers on its behalf in all matters relating to this Policy and any claim for Loss hereunder, including to receive from the Insurers any claim payment to be made to the Additional Insured, and the Insured hereby accepts such appointment.

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

3. When submitting a claim application, the Insured must provide the Insurer with a signed copy of a declaration form provided by the Insurer in which the Additional Insured has made the declaration required by the Insurer to the effect that the Additional Insured has not engaged in activities prohibited by criminal laws dealing with corruption or the bribery of public officials.

4. All communications with the Insurers with respect to such coverage shall be with the Insured, not the Additional Insured.”

Related Canadian Companies

Bois d’ingénierie Abitibi-LP II Inc

Larouche, PQ

EXPORT DEVELOPMENT CANADA, for the Insurers

Abitibi-Consolidated Inc.

Bois d’ingénierie Abitibi-LP II Inc

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

ADDITIONAL CANADIAN INSURED

This Endorsement forms part of the Policy.

Coverage is provided in accordance with the provisions of the Policy to the Related Canadian Company identified below (referred to in this Endorsement as the Additional Insured) against losses that it sustains.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

“1.

The conditions and limitations of cover that apply to the Insured shall also apply to the Additional Insured. The Insurers shall not be liable for the payment of any claim for Loss sustained by the Insured or any Additional Insured referred to in this Endorsement or in any Additional Canadian Insured Endorsement issued under the Policy (the “Additional Insureds”), unless all the sales contracts of the Insured and the Additional Insureds are declared in accordance with the terms of the Policy.

2.

The undersigned Additional Insured hereby appoints the Insured as its true and lawful attorney to deal with the Insurers on its behalf in all matters relating to this Policy and any claim for Loss hereunder, including to receive from the Insurers any claim payment to be made to the Additional Insured, and the Insured hereby accepts such appointment.

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

3.

When submitting a claim application, the Insured must provide the Insurer with a signed copy of a declaration form provided by the Insurer in which the Additional Insured has made the declaration required by the Insurer to the effect that the Additional Insured has not engaged in activities prohibited by criminal laws dealing with corruption or the bribery of public officials.

4.	All communications with the Insurers with respect to such coverage shall be with the Insured, not the Additional Insured.”

Related Canadian Companies

Abitibi-Consolidated Company of Canada

1155 Metcalfe St Ste 800

Montreal, PQ

EXPORT DEVELOPMENT CANADA, for the Insurers

Abitibi-Consolidated Inc.

Abitibi-Consolidated Company of Canada

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

CONTINUOUS COVERAGE BETWEEN TWO POLICIES – CREDIT LIMITS

This Endorsement forms part of the Policy.

Whereas the Insured was previously insured under Policy No. GG 1 22818 issued by EDC and St. Paul Guarantee Insurance Company (the “Old Policy”) which terminated as of the day before the Coverage Effective Date of this Policy;

And whereas the Insurers wish to clarify the application of Credit Limits and to confirm, for greater certainty, that a Credit Limit for a buyer shall not be the aggregate of: (i) the Credit Limit for the buyer under the Old Policy (as the term Credit Limit is defined in the Old Policy), and (ii) the Credit Limit for the buyer under this Policy;

And whereas any claim with respect to receivables insured under the Old Policy shall be determined by reference to the Credit Limit for the buyer under the Old Policy;

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the Credit Limit for a buyer, the Policy is amended to provide that the Credit Limit for a buyer under this Policy shall be reduced by an amount equal to: (i) any claims paid in respect of the buyer for receivables insured under the Old Policy, and (ii) any amount owing by such buyer to the Insured in respect of receivables insured under the Old Policy.

EXPORT DEVELOPMENT CANADA, for the Insurers

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

DECLARATIONS AND PAYMENT OF PREMIUM

This Endorsement forms part of the Policy. It cancels and replaces any DECLARATIONS AND PAYMENT OF PREMIUM Endorsement which may have been previously issued.

The Insured and the Insurers have agreed to amend the Policy to provide for: (i) an annual premium payable in quarterly installments, and (ii) premium adjustments based on liability incurred by the Insurers for a Policy Period.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided, the Policy is amended as follows:

“1.

In respect of each Policy Period, the Insured shall pay an annual premium of USD 2,023,000 (USD 96,295 of which shall be allocated for risks in Ontario and USD 67,973 of which shall be allocated for risks in Quebec), plus USD 7,704 as Ontario provincial sales tax on the portion of the premium allocated for risks in Ontario and USD 6,118 as Quebec provincial sales tax on the portion of the premium allocated for risks in Quebec, for a total of USD 2,036,822.

2.

For each Policy Period, the total amount set out in section 1 of this Endorsement shall be payable in four equal installments on or before the 20 th day of the month following the end of each Declaration Period.

3.

The premium set out in section 1 of this Endorsement, above, is based on the Insurers not becoming liable to pay claims in respect of goods Shipped during each Policy Period in an aggregate amount exceeding USD 400,000. If the Insurers become liable to pay claims for Loss in respect of goods Shipped during a Policy Period for an aggregate amount:

(a)	greater than USD 400,000 and not exceeding USD 800,000, the Insured shall pay an additional premium of USD 144,500;

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

(b)	greater than USD 800,000 and not exceeding USD 1,600,000, the Insured shall pay an additional premium of USD 442,000;

(c)	greater than USD 1,600,000 and not exceeding USD 2,400,000, the Insured shall pay an additional premium of USD 722,500;

(d)	greater than USD 2,400,000 and not exceeding USD 3,200,000, the Insured shall pay an additional premium of USD 867,000;

(e)	greater than USD 3,200,000 and not exceeding USD 4,000,000, the Insured shall pay an additional premium of USD 1,011,500; and

(f)	greater than USD 4,000,000, the Insured shall pay an additional premium of USD 1,292,000.

Such additional premium is payable upon demand as soon as the threshold set out above is met or exceeded. The payment of the additional premium is a condition precedent to any liability of the Insurers for the payment of a claim or the allocation of an amount to any Deductible. The Insurers reserve the right to deduct any such additional premium from any claim payment made in respect of the Policy.

4.	No later than June 30 of each Policy Period, the Insured shall provide the Insurers with its total actual sales figures for that Policy Period, in writing, by country and by province.

5.

In the event the Policy is terminated pursuant to Section 37, the Insured shall pay a pro-rata premium equal to the applicable annual premium amount payable in accordance with section 1 or 3 of this Endorsement divided by 365 days, multiplied by the number of days from the date following the end of the last Declaration Period for which premium was paid, up to and including the date of termination of the Policy, (the “Pro-Rata Premium”). The Pro-Rata Premium and all applicable taxes, will be payable no later than the 20th day of the month following the date of termination of the Policy.”

EXPORT DEVELOPMENT CANADA, for the Insurers

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

SALES BY FOREIGN AFFILIATE -

GOODS MANUFACTURED IN CANADA OR OFFSHORE

This Endorsement forms part of the Policy.

Coverage is provided to the Insured in respect of the Insured’s interest in the sales made by its wholly-owned Foreign Subsidiary, as defined below.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

1.

The Insured’s insurance coverage and the conditions and limitations of such cover that apply in respect of the sales made by the Insured shall also apply in respect of the sales made by the Foreign Subsidiary as though, for purposes of the Policy, the Foreign Subsidiary were the Insured. The Insured shall make declarations and pay premium in respect of the sales of the Foreign Subsidiary on the basis set out in the Policy. All communications with the Insurers with respect to such coverage must be by the Insured, not the Foreign Subsidiary. For greater certainty, the Foreign Subsidiary is not insured under the Policy and has no rights under the Policy.

2.

In the event of a claim, the Insured shall cause the Foreign Subsidiary to take all steps necessary or expedient to recover the amount of the Loss, including, without limitation, at the request of the Insurer: (i) to institute legal proceedings against any person to recover any amounts owed to the Foreign Subsidiary in respect of the Loss, or (ii) to transfer and assign to the Insured the Foreign Subsidiary’s rights under its contract of sale, thus permitting the Insured to take, if requested by the Insurer, all steps necessary or expedient to recover the

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

amount of the Loss, including:

a)	to institute legal proceedings against any person to recover any amounts owed in respect of such Loss;

b)

to provide the Insurer with any authorizations and documentation necessary to permit the Insurer to give instructions on behalf of the Insured, or to institute legal proceedings in the name of the Insured in respect of the exercise of any legal rights or remedies available to the Insured with respect to the recovery of the Loss, including, without limitation, the granting of a power of attorney in favour of the Insurer; and

c)

to transfer and assign to the Insurer all right, title and interest (or any part thereof) in all amounts owed in respect of such Loss, or any security in respect thereof, without giving notice of any such assignment except as may be directed in writing by the Insurer.

The Insurer shall not be liable for the payment of a claim for a Loss in respect of such contract of sale if the Insured fails to cause the Foreign Subsidiary to take the steps requested by the Insurer, as set out above.

If an Insurer has paid a claim and the Insured subsequently fails to cause the Foreign Subsidiary to take all steps necessary or expedient to recover the amount of the Loss, or fails to take the steps requested by the Insurer to be taken by the Insured to effect recovery, as set out above or if the Insured fails to take, at the Insurer’s request, the steps described above, the Insured shall forthwith upon the Insurer’s demand repay the claim payment to the Insurer.

If the Foreign Subsidiary or the Insured, or any third party on behalf of either of them, recovers any amount in respect of the Loss, the Insured shall pay to the Insurer an amount equivalent to that proportion of such recovered amount which is equal to the proportion of the Loss that was paid by the Insurer.

3.	Coverage of the sales of the Foreign Subsidiary is provided on condition that the Foreign Subsidiary is at all times a wholly owned subsidiary of the Insured.

The Insured shall advise the Insurers if, after the date of issuance of this Endorsement, there is any change to the information provided to the Insurers by the Insured relating to coverage of the sales of the Foreign Subsidiary such as a change in the ownership or location of the Foreign Subsidiary, or a material decrease in the percentage of goods sold by the Foreign Subsidiary which are manufactured in Canada by the Insured.

4.	Contracts for the sale of goods to a Canadian buyer which provide for the goods to be placed in transit from a location outside Canada for delivery in Canada shall be Excluded Contracts.

5.	The definition of Shipped is deleted in its entirety and replaced with the following:

““Shipped” means that goods being sold by the Foreign Subsidiary to a buyer have been placed in transit for delivery to a destination specified by the buyer.”

6.	“Foreign Subsidiary” means the Insured’s wholly-owned subsidiary listed below:

Foreign Subsidiary

Abitibi-Consolidated Corporation

340 N Sam Houston Parkway E Ste 105

Houston, TX

United States of America

77060

EXPORT DEVELOPMENT CANADA,
for the Insurers

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

SALES BY FOREIGN AFFILIATE -

GOODS MANUFACTURED IN CANADA OR OFFSHORE

This Endorsement forms part of the Policy.

Coverage is provided to the Insured in respect of the Insured’s interest in the sales made by its wholly-owned Foreign Subsidiary, as defined below.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

1.

The Insured’s insurance coverage and the conditions and limitations of such cover that apply in respect of the sales made by the Insured shall also apply in respect of the sales made by the Foreign Subsidiary as though, for purposes of the Policy, the Foreign Subsidiary were the Insured. The Insured shall make declarations and pay premium in respect of the sales of the Foreign Subsidiary on the basis set out in the Policy. All communications with the Insurers with respect to such coverage must be by the Insured, not the Foreign Subsidiary. For greater certainty, the Foreign Subsidiary is not insured under the Policy and has no rights under the Policy.

2.

In the event of a claim, the Insured shall cause the Foreign Subsidiary to take all steps necessary or expedient to recover the amount of the Loss, including, without limitation, at the request of the Insurer: (i) to institute legal proceedings against any person to recover any amounts owed to the Foreign Subsidiary in respect of the Loss, or (ii) to transfer and assign to the Insured the Foreign Subsidiary’s rights under its contract of sale, thus permitting the Insured to take, if requested by the Insurer, all steps necessary or expedient to recover the

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

amount of the Loss, including:

a)	to institute legal proceedings against any person to recover any amounts owed in respect of such Loss;

b)

to provide the Insurer with any authorizations and documentation necessary to permit the Insurer to give instructions on behalf of the Insured, or to institute legal proceedings in the name of the Insured in respect of the exercise of any legal rights or remedies available to the Insured with respect to the recovery of the Loss, including, without limitation, the granting of a power of attorney in favour of the Insurer; and

c)

to transfer and assign to the Insurer all right, title and interest (or any part thereof) in all amounts owed in respect of such Loss, or any security in respect thereof, without giving notice of any such assignment except as may be directed in writing by the Insurer.

The Insurer shall not be liable for the payment of a claim for a Loss in respect of such contract of sale if the Insured fails to cause the Foreign Subsidiary to take the steps requested by the Insurer, as set out above.

If an Insurer has paid a claim and the Insured subsequently fails to cause the Foreign Subsidiary to take all steps necessary or expedient to recover the amount of the Loss, or fails to take the steps requested by the Insurer to be taken by the Insured to effect recovery, as set out above or if the Insured fails to take, at the Insurer’s request, the steps described above, the Insured shall forthwith upon the Insurer’s demand repay the claim payment to the Insurer.

If the Foreign Subsidiary or the Insured, or any third party on behalf of either of them, recovers any amount in respect of the Loss, the Insured shall pay to the Insurer an amount equivalent to that proportion of such recovered amount which is equal to the proportion of the Loss that was paid by the Insurer.

3.	Coverage of the sales of the Foreign Subsidiary is provided on condition that the Foreign Subsidiary is at all times a wholly owned subsidiary of the Insured.

The Insured shall advise the Insurers if, after the date of issuance of this Endorsement, there is any change to the information provided to the Insurers by the Insured relating to coverage of the sales of the Foreign Subsidiary such as a change in the ownership or location of the Foreign Subsidiary, or a material decrease in the percentage of goods sold by the Foreign Subsidiary which are manufactured in Canada by the Insured.

4.	Contracts for the sale of goods to a Canadian buyer which provide for the goods to be placed in transit from a location outside Canada for delivery in Canada shall be Excluded Contracts.

5.	The definition of Shipped is deleted in its entirety and replaced with the following:

““Shipped” means that goods being sold by the Foreign Subsidiary to a buyer have been placed in transit for delivery to a destination specified by the buyer.”

6.	“Foreign Subsidiary” means the Insured’s wholly-owned subsidiary listed below:

Foreign Subsidiary

Bridgewater Paper Co Ltd

North Road

Ellesmere Port

United Kingdom

EXPORT DEVELOPMENT CANADA,
for the Insurers

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

SALES BY FOREIGN AFFILIATE -

GOODS MANUFACTURED IN CANADA OR OFFSHORE

This Endorsement forms part of the Policy.

Coverage is provided to the Insured in respect of the Insured’s interest in the sales made by its wholly-owned Foreign Subsidiary, as defined below.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

1.

The Insured’s insurance coverage and the conditions and limitations of such cover that apply in respect of the sales made by the Insured shall also apply in respect of the sales made by the Foreign Subsidiary as though, for purposes of the Policy, the Foreign Subsidiary were the Insured. The Insured shall make declarations and pay premium in respect of the sales of the Foreign Subsidiary on the basis set out in the Policy. All communications with the Insurers with respect to such coverage must be by the Insured, not the Foreign Subsidiary. For greater certainty, the Foreign Subsidiary is not insured under the Policy and has no rights under the Policy.

2.

In the event of a claim, the Insured shall cause the Foreign Subsidiary to take all steps necessary or expedient to recover the amount of the Loss, including, without limitation, at the request of the Insurer: (i) to institute legal proceedings against any person to recover any amounts owed to the Foreign Subsidiary in respect of the Loss, or (ii) to transfer and assign to the Insured the Foreign Subsidiary’s rights under its contract of sale, thus permitting the Insured to take, if requested by the Insurer, all steps necessary or expedient to recover the

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

amount of the Loss, including:

a)	to institute legal proceedings against any person to recover any amounts owed in respect of such Loss;

b)

to provide the Insurer with any authorizations and documentation necessary to permit the Insurer to give instructions on behalf of the Insured, or to institute legal proceedings in the name of the Insured in respect of the exercise of any legal rights or remedies available to the Insured with respect to the recovery of the Loss, including, without limitation, the granting of a power of attorney in favour of the Insurer; and

c)

to transfer and assign to the Insurer all right, title and interest (or any part thereof) in all amounts owed in respect of such Loss, or any security in respect thereof, without giving notice of any such assignment except as may be directed in writing by the Insurer.

The Insurer shall not be liable for the payment of a claim for a Loss in respect of such contract of sale if the Insured fails to cause the Foreign Subsidiary to take the steps requested by the Insurer, as set out above.

If an Insurer has paid a claim and the Insured subsequently fails to cause the Foreign Subsidiary to take all steps necessary or expedient to recover the amount of the Loss, or fails to take the steps requested by the Insurer to be taken by the Insured to effect recovery, as set out above or if the Insured fails to take, at the Insurer’s request, the steps described above, the Insured shall forthwith upon the Insurer’s demand repay the claim payment to the Insurer.

If the Foreign Subsidiary or the Insured, or any third party on behalf of either of them, recovers any amount in respect of the Loss, the Insured shall pay to the Insurer an amount equivalent to that proportion of such recovered amount which is equal to the proportion of the Loss that was paid by the Insurer.

3.	Coverage of the sales of the Foreign Subsidiary is provided on condition that the Foreign Subsidiary is at all times a wholly owned subsidiary of the Insured.

The Insured shall advise the Insurers if, after the date of issuance of this Endorsement, there is any change to the information provided to the Insurers by the Insured relating to coverage of the sales of the Foreign Subsidiary such as a change in the ownership or location of the Foreign Subsidiary, or a material decrease in the percentage of goods sold by the Foreign Subsidiary which are manufactured in Canada by the Insured.

4.	Contracts for the sale of goods to a Canadian buyer which provide for the goods to be placed in transit from a location outside Canada for delivery in Canada shall be Excluded Contracts.

5.	The definition of Shipped is deleted in its entirety and replaced with the following:

““Shipped” means that goods being sold by the Foreign Subsidiary to a buyer have been placed in transit for delivery to a destination specified by the buyer.”

6.	“Foreign Subsidiary” means the Insured’s wholly-owned subsidiary listed below:

Foreign Subsidiary

Abitibi Consolidated Sales Corporation

4 Gannett Drive

White Plains, NY

United States of America

10604

EXPORT DEVELOPMENT CANADA,
for the Insurers

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

SALES OUT OF CONSIGNMENT INVENTORY OR EXHIBITION STOCK

This Endorsement forms part of the Policy.

Coverage is provided in respect of goods sold to a buyer after having been delivered to a consignee to be exhibited, held on a consignment basis or held in inventory until sold.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

1.

If goods were previously delivered by the Insured to a Consignee, the eventual sale of those goods by the Insured to a buyer (which may be the Consignee) will be covered by the Policy if the sale occurs between the Coverage Effective Date and the date of termination of the Policy. In such circumstances, goods will be considered to have been Shipped, for purposes of the Policy, when they are sold.

2.	The Insured shall declare and pay premium on goods that are delivered to a Consignee on the 20th day of the month following the end of the Declaration Period in which the sale of the goods occurs.

3.

“Consignee” means a person to whom the Insured has delivered goods to which the Insured has retained title, to be exhibited, held on a consignment basis or held in inventory, until the goods are sold to the Insured’s buyer.

EXPORT DEVELOPMENT CANADA,
for the Insurers

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

BOYCOTT

This Endorsement forms part of the Policy.

The Government of Canada finds unacceptable certain activities which would, in connection with the provisions of any international economic boycott, require Canadian firms or individuals to engage in certain actions that may have a discriminatory effect, and it will deny its support and assistance to transactions entered into by those firms and individuals who accept boycott provisions in contravention of government policy.

Export Development Canada follows the Government’s policy on boycotts for the transactions that it supports.

Coverage is therefore not provided under the Policy for any sales contract that, in connection with the provisions of any international economic boycott:

(1)	requires the Insured to:

(a)	engage in discrimination based on the race, national or ethnic origin or religion of any Canadian firm or individual;

(b)	refuse to purchase from or sell to any Canadian firm or individual;

(c)	restrict its commercial investments or other economic activities in any country;

(d)	produce any document (sometimes called a ‘negative certificate of origin’) which says that particular goods or services have not originated from specific firms or places; or

(e)	refuse to sell any Canadian goods and services to, or buy any goods or services from any country, except that a buyer may specify that goods

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

and services of non-Canadian origin that are being provided by the Insured must originate from a particular country;

or

(2)

contains a statement made by the Insured, or requires the Insured to make a statement saying that the Insured does not deal with a named country, unless it is clear that there is no intention to restrict the Insured’s right to deal with the named country.

All other terms and conditions of the Policy remain unchanged.

EXPORT DEVELOPMENT CANADA,
for the Insurers

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

CREDIT LIMIT FOR ILC SALES (CONFIRMED & UNCONFIRMED ILC)

This Endorsement forms part of the Policy.

The parties have agreed to amend the Policy to provide insurance coverage for sales contracts requiring payment to be made by irrevocable letters of credit (“ILCs”) issued or confirmed by a bank approved by the Insurers.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

“1.	“Bank” means a bank which has issued or confirmed an ILC issued to the Insured as the payment mechanism for the Insured’s sales;

“Bank Approval” means a notice given by the Insurers to the Insured with respect to a Bank stipulating specific terms and the amount of the Credit Limit for the Bank and any specific conditions or changes to the insurance coverage applicable to Eligible Contracts that require payment by an ILC issued or confirmed by such Bank; and

“Credit Limit” means the maximum amount of Loss that the Insured may sustain to obtain maximum coverage under the Policy in respect of a Bank for all the Eligible Contracts that require payment by an ILC issued or confirmed by the Bank.

2.	The definition of Gross Invoice Value is hereby amended by deleting the reference to amounts to be paid by irrevocable letters of credit.

3.

A contract of sale to be entirely paid by an ILC which was in the possession of the Insured at the time the goods were Shipped is an Excluded Contract if no Bank Approval was issued by the Insurers in respect of the Bank that issued or confirmed the ILC.

4.

The provision of the Policy providing for a declining Insurance Percentage applicable in certain circumstances is hereby amended by replacing the references to “buyer” and “Credit Approval” with references to “Bank” and “Bank Approval”, respectively.

5.	The following risk is added to the Policy as a Risk covered by both EDC

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

and Coface:

“failure of the Bank to pay any amount that the Bank is legally obligated to pay to the Insured under the ILC issued as the payment mechanism for the Eligible Contract,”.

6.

In order for this Policy to apply to a sale that requires payment by an ILC, the Country Schedule must provide that such coverage applies in the country where the buyer is located and the Insured must establish a Credit Limit for the Bank by obtaining a Bank Approval.

7.	The Insurers shall not be liable for the payment of a claim for Loss if:

(a)

any right, title or interest of the Insured under the Eligible Contract or the ILC has been assigned by the Insured to any person other than the Insurer, unless the assignment was by way of security only and the assignee has executed and delivered to the Insured a reassignment and release in respect thereof in form and substance satisfactory to the Insurer; or

(b)	the Insured has not strictly complied with all the terms and conditions of the ILC.”

EXPORT DEVELOPMENT CANADA,
for the Insurers

Issued: May 24th, 2006

Effective Date: September 1st, 2006

Insured: Abitibi-Consolidated Inc.

Policy Number: CG 1 22818

ENDORSEMENT

ACCOUNTS RECEIVABLE POLICY (SHIPMENTS)

COVERAGE TO CANADIAN BUYERS INVOLVING FOREIGN COUNTRIES

This Endorsement forms part of the Policy.

Insurance coverage for sales to buyers located in Canada shall be provided by EDC instead of Coface if the goods are Shipped or to be Shipped by the Insured directly to a third party located outside Canada, although invoiced to the Canadian buyer.

Therefore, without in any way restricting the application of the terms and conditions of the Policy except as hereinafter expressly provided and solely for purposes of determining the terms and conditions of such insurance coverage, the Policy is amended as follows:

“1.

Notwithstanding the definition of “Domestic Loss”, a loss sustained by the Insured under an Eligible Contract with a buyer located in Canada shall be considered to be an Export Loss and will be covered by EDC instead of Coface if the goods are Shipped by the Insured directly to a third party outside Canada.

2.	The third party must not be located in any country with which Canadian companies are prohibited by law from dealing.

151 O’Connor, Ottawa, ON K1A 1K3

613—598—2500    Fax 613—237—2690    www.edc.ca

3.	Declarations for sales described herein shall be made under the “Canada Export” heading of the declaration form, by province or territory where the buyer is located.”

EXPORT DEVELOPMENT CANADA,
for the Insurers